UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06569

Exact name of registrant as specified in charter:	Ivy Funds

Address of principal executive offices:	610 Market Street Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq. 610 Market Street Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2023

Item 1. Reports to Stockholders

Annual report

Ivy Funds

Delaware Ivy Corporate Bond Fund

Delaware Ivy Government Securities Fund

Delaware Ivy High Yield Fund

Delaware Ivy Multi-Asset Income Fund

Delaware Ivy Total Return Bond Fund

September 30, 2023

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM Public Investments traces its roots to 1929 and partners with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for the Funds at delawarefunds.com/literature.

Manage your account online

•	Check your account balance and transactions
•	View statements and tax forms
•	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Funds are governed by US laws and regulations.

This annual report is for the information of Delaware Ivy Corporate Bond Fund, Delaware Ivy Government Securities Fund, Delaware Ivy High Yield Fund, Delaware Ivy Multi-Asset Income Fund, and Delaware Ivy Total Return Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Unless otherwise noted, views expressed herein are current as of September 30, 2023, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2023 Macquarie Management Holdings, Inc.

Portfolio management reviews

Delaware Ivy Corporate Bond Fund	September 30, 2023 (Unaudited)

Performance preview (for the year ended September 30, 2023)
Delaware Ivy Corporate Bond Fund (Class I shares)	1-year return	+2.94%
Delaware Ivy Corporate Bond Fund (Class A shares)	1-year return	+2.66%
Bloomberg US Corporate Bond Index (formerly, Bloomberg US Corporate Investment Grade Index) (benchmark)	1-year return	+3.65%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Corporate Bond Fund, please see the table on page 11.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 13 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide current income consistent with preservation of capital.

Market review

The Fund’s fiscal year ended September 30, 2023, began much as the previous period ended, with investment grade debt weakening further as the US Federal Reserve continued its assault on inflation by raising interest rates. In the final quarter of 2022, however, the investment grade market showed marked signs of improvement with indications that the Fed’s aggressive series of rate hikes was achieving its desired effect. That fueled investor demand as yields reached historically attractive levels.

While the full calendar year 2022 was one of the weakest ever for fixed income markets, investors had cause for optimism when 2023 began.

Investor sentiment reversed abruptly in March 2023 with the collapse of Silicon Valley Bank (SVB). We held SVB in the Fund during the fiscal year. While the bank’s sudden failure was an isolated event involving a large percentage of uninsured deposits, mismatched liabilities, and inadequate risk management, it set off a near panic that threatened to engulf the entire regional banking sector. The Fed’s quick action, however, enabled banks to meet obligations without having to sell bonds at a loss, as SVB did. While that was sufficient to stabilize the US banking system, it did not prevent Credit Suisse Group from succumbing to investor pressure. Only the intervention of the Swiss authorities, which engineered a takeover by UBS Group, eased the looming banking crisis.

Throughout the fiscal period, we anticipated several potential pitfalls that, surprisingly in our view, did not materialize. The war in Ukraine is a case in point. While the invasion began before the Fund’s fiscal year started, the conflict continued throughout the 12-month period. As did most of Europe, we anticipated supply disruptions, particularly for food, energy, and several vital commodities. We thought that the war, taking place in the breadbasket of Europe, would have an adverse impact throughout the region and beyond. Early in the war, Russia shut down a large natural gas supply that threatened the winter heating season in Europe. This pressured energy prices, and food prices increased as well – though perhaps due largely to already high overall inflation because of factors unrelated to the war – but all in all, we were surprised by how well financial markets navigated the situation.

Our concern about Europe was much broader than the war in Ukraine. When Credit Suisse showed signs of distress, we thought that higher energy costs, food shortages, and supply disruptions combined with banking turmoil would lead the region into a recession. Here again, our concern did not manifest itself. Demand, and the ability to navigate the supply-side disruptions, has been noteworthy, in our view.

We think that central banks – the Fed and the European Central Bank (ECB) in particular – deserve credit for their handling of the inflationary pressures that took hold in the wake of the pandemic and the lifting of economic lockdowns. In all candor, we thought the Fed should have gone slower and waited to see if any negative effects resulted from its aggressive rate-tightening regime. The Fed raised rates six times during the 12-month period, taking the federal funds rate from 3.00% in September 2022 to 5.25% in September 2023. Much to our surprise, the housing market barely reacted, labor markets were incredibly resilient, and bank lending conditions didn’t cause massive deterioration on Main Street. While you could argue that SVB was a casualty, we think that was the direct result of a management team that took its eye off the ball from a risk-management perspective.After four to five years of near-zero interest rates, the Fed has taken notable steps toward achieving its goal without severe damage to the economy.

The ECB has been just as aggressive, with similar results. For the past few years, interest rates in Europe had been near zero, even negative. In just 18 months though, the ECB brought rates nearly in line with the Fed. That has created a bit of a headwind for US credit markets. With higher interest rates, investing in Europe became more attractive than it had been for the past five years. While the investment grade market in the US had benefited from offshore

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Delaware Ivy Corporate Bond Fund

investors’ demand, we were not surprised that as European rates increased, the US market grew less attractive to offshore investors.

What did surprise us is that demand for investment grade corporate bonds increased from US entities during the same period. Now that yields are in the 5.5% to 6.0% range, we are seeing increased demand domestically from pension funds, companies, and individual investors. As the fiscal period ended, inflation remained still stubbornly elevated. But at these yields, even if inflation recedes, the real yield could exceed anything that investors have seen in years. In the near term, we believe investors’ return on fixed income may even exceed the return on stocks in a mediocre equity market.

High yield bonds outperformed investment grade credits during the Fund’s fiscal year. High yield benefited from less rate sensitivity when rates steadily advanced early in the fiscal year. More recently, macroeconomic conditions were favorable, and investor sentiment was positive. With investors holding the Fed in a favorable light, a risk-on mood generated strong performance in high yield.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended September 30, 2023, Delaware Ivy Corporate Bond Fund posted a positive return but underperformed its benchmark, the Bloomberg US Corporate Bond Index. The Fund’s Class I shares gained 2.94%. The Fund’s Class A shares gained 2.66% at net asset value and declined 1.98% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the benchmark gained 3.65%. For complete, annualized performance of Delaware Ivy Corporate Bond Fund, please see the table on page 11.

Given the difficulties in navigating a fraught investment environment, we think it is notable that only a few of our investments markedly underperformed, the most significant of which was SVB. On the plus side, the Fund benefited from its underweight positioning in the long end of the curve and its slight overweight positioning in the front end, as rates have been on a steady upward increase since April of 2023.

We were concerned early in the Fund’s fiscal year that a consumer slowdown, higher inflation that adversely affected profit margins, and the ongoing war in Ukraine were all risks confronting the Fund. We wanted to adopt a more defensive position and we achieved that by reducing the Fund’s spread duration positioning relative to the benchmark, primarily within the electric and banking sectors.

During the fiscal year, the Fund benefited by underweighting longer-dated issues in the electric sector as well as underweighting the sector as a whole. Electric utilities have a longer duration profile and defensive characteristics compared to most other sectors in the benchmark, which worked against it amid a backdrop of tightening spreads and rising rates. The Fund also benefited from security selection in capital goods, particularly its investments in aerospace-defense and environmental. Finance was another contributor, stemming from the Fund’s exposure to shorter-dated aircraft lessors that reported solid operating metrics during the 12-month period.

Banking was the weakest-performing sector during the fiscal period, due to the Fund’s exposure to SVB. We generally consider regional banks to be more defensive than the large money-center banks, given that the smaller banks engage in less trading and merger and acquisition activity, which can be problematic when capital markets enter a downturn. And while we were roughly evenly weighted to regional banks as a whole, the Fund’s overweight to SVB was the deciding factor that weighed on the banking sector’s performance.

The Fund’s overweight to longer dated issues within the brokerage/ asset management sector, also detracted from performance during a period of rising interest rates. The Fund’s exposure to Treasurys likewise detracted from performance. As part of our defensive posture, we had built up some cash in the portfolio. We hedged that with Treasurys to add some duration. In a period of rising interest rates, however, that detracted from performance.

Looking at individual credits, the strongest contributors included several aircraft lessors and airline issues, including Air Lease Corp., United Airlines Inc., and AerCap Ireland Capital DAC, as these issuers posted strong performance amid robust travel bookings and strong demand for aircraft. The Fund’s shorter-duration holdings in these names also contributed as rates rose during the fiscal year.

SVB, UnitedHealth Group Inc., and Oglethorpe Power Corp. were the leading detractors from the Fund’s performance during the fiscal year. UnitedHealth Group and Oglethorpe Power both lagged given the long duration of the positions held as rates surged over the fiscal period amid continued hawkish Fed policy.

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Portfolio management reviews

Delaware Ivy Government Securities Fund	September 30, 2023 (Unaudited)

Performance preview (for the year ended September 30, 2023)
Delaware Ivy Government Securities Fund (Class I shares)	1-year return	-1.71%
Delaware Ivy Government Securities Fund (Class A shares)	1-year return	-1.96%
Bloomberg US Government/Mortgage-Backed Securities Index (benchmark)	1-year return	-0.51%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Government Securities Fund, please see the table on page 14.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 16 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide current income consistent with preservation of capital.

Market review

The fiscal year ended September 30, 2023, was a time of significant uncertainty in the financial markets. Fixed income markets began the period with investors questioning how high the Federal Open Market Committee (FOMC) would need to raise the federal funds rate, when it would begin to slow the pace of its rate hikes, and when it would be able to stop rate hikes altogether.

We have the answer to only one of those questions so far. The US Federal Reserve reduced the pace of its rate increases from 75 basis points to 50 basis points in December 2022, and from 50 basis points to 25 basis points in February 2023. (A basis point equals one hundredth of a percentage point.) The Fed also decided to “skip” hiking rates in June and September 2023. At this point, we believe the hiking cycle should be near an end, although there is a chance of another rate increase in 2023 and potentially in 2024 since the Fed’s decision making remains data dependent.

Investor sentiment pulled back abruptly in March 2023 with the collapse of Silicon Valley Bank (SVB). While the bank’s sudden failure was an isolated event involving a large percentage of uninsured deposits, mismatched liabilities, and inadequate risk management, it set off a near panic that threatened to engulf the entire regional banking sector. In response, the Fed created the Bank Term Funding Program (BTFP), which enabled banks to meet obligations without having to sell securities at a loss, as SVB did, therefore ending the panic in relatively short order. The Fed showed that reducing the federal funds rate would not be the first line of defense during a crisis, as it applied macroprudential tools – policies aimed at ensuring the stability of the financial system – developed during the global financial crisis and the pandemic.

Once it became clear that the regional bank crisis would not spread to other sectors or send the economy into an immediate recession, the Fed continued along a data-dependent path. In fact, the Fed,along with other global central banks, hiked rates during March 2023 as the crisis unfolded. While inflation has receded, most central banks remain concerned that inflation has not pulled back quickly enough and has not yet reached their targets. Although the Fed has slowed the pace of the hikes, and has skipped hikes while it waits for the long and variable lags to work their way through the economy, the Fed continues to talk about remaining “higher for longer.”

While we’re not completely on board with the “higher for longer” mantra, we do believe the Fed can remain restrictive for a long period as witnessed in the 1980s and 1990s. At this point, central banks do not want to repeat the inflationary history of the 1970s and 1980s while they wait for a potential cyclical recession in the next 6 to 12 months to solve the inflation issue.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended September 30, 2023, Delaware Ivy Government Securities Fund underperformed its benchmark, the Bloomberg US Government/Mortgage-Backed Securities Index. The Fund’s Class I shares fell 1.71%. The Fund’s Class A shares declined 1.96% at net asset value and fell 6.44% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the benchmark declined 0.51%. For complete, annualized performance of Delaware Ivy Government Securities Fund, please see the table on page 14.

To start the period, the Fund had underweight allocations to duration and agency mortgage-backed securities (MBS) relative to the benchmark, which contributed to performance. During the year, we added duration as yields rose and purchased agency MBS as spreads widened. Adding duration and agency MBS was initially beneficial to performance. However, as yields continued to rise, owning more duration than the benchmark began to weigh on performance and was ultimately the largest detractor from the Fund’s performance for the fiscal year.

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Delaware Ivy Government Securities Fund

The Fund is longer duration than the benchmark as of fiscal year end and has close to a neutral weight in agency MBS. We expect to continue adding agency MBS if spreads remain wide or widen further.

The Fund’s US Treasury holdings were positioned with a flattening bias at the beginning of the fiscal year, which helped performance. As we added duration, we moved from a flattening bias to a steepening bias as we anticipated that the Fed’s rate hiking cycle may be nearing its end.

At fiscal year end, we believe the Fund is well positioned, as the Fed has raised the federal funds rate by more than 500 basis points since March 2022, and agency MBS spreads have widened to approximately 180 basis points, which we view as an attractive level on a historical basis to add MBS exposure.

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Portfolio management reviews

Delaware Ivy High Yield Fund	September 30, 2023 (Unaudited)

Performance preview (for the year ended September 30, 2023)
Delaware Ivy High Yield Fund (Class I shares)	1-year return	+10.07%
Delaware Ivy High Yield Fund (Class A shares)	1-year return	+9.81%
ICE BofA US High Yield Constrained Index (benchmark)	1-year return	+10.19%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy High Yield Fund, please see the table on page 17

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 19 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide total return through a combination of high current income and capital appreciation.

Market review

Volatility dominated the high yield bond market during the Fund’s fiscal year ended September 30, 2023. Throughout the period, each new release of economic data and every pronouncement by the US Federal Reserve ignited speculation about the onset of recession. With each new change in outlook, the market underwent a roller coaster of ups and downs.

Inconsistent data points and the varying outlook led to market leadership alternating monthly. The Fed expressed hawkish views and took aggressive actions at the start of the Fund’s fiscal year. This pushed up the yield on 10-year US Treasurys. High yield securities sustained monthly losses and rate-sensitive BB-rated bonds fared the worst.

As fear of recession increased, lower-quality CCC-rated bonds underperformed. Then, as recession fears receded on better-than-expected earnings reports, the high yield market rallied. This volatile pattern of data-dependent monthly gyrations continued throughout the 12-month period.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended September 30, 2023, Delaware Ivy High Yield Fund posted a positive return but underperformed its benchmark, the ICE BofA US High Yield Constrained Index. The Fund’s Class I shares gained 10.07%. The Fund’s Class A shares advanced 9.81% at net asset value and gained 4.81% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark gained 10.19%. For complete, annualized performance of Delaware Ivy High Yield Fund, please see the table on page 17.

Liquidity, a key consideration while managing the portfolio’s risk through a volatile market, is challenging. Seemingly in an instant, risk-on sentiment can become risk-off, whipsawing investors. We were satisfied with the portfolio’s overall positioning throughout the Fund’s fiscal period. Our focus was on individual credit selection, and earnings played a key role in determining individual credit performance.

We had a constructive long-term view, which we retain. We believe that it’s possible for the Fed to achieve a soft landing in which it manages to either tame inflation by slowing the economy without triggering a recession or limits a recession to a fairly shallow decline over a brief period. With that in mind, we were content with a yield profile that exceeded the benchmark by 20 to 30 basis points over the Fund’s entire fiscal year. (A basis point equals one hundredth of a percentage point.) Because of that long-term view, we were comfortable holding some securities that appeared to have higher levels of short-term risk.

We didn’t make any major shifts to the portfolio’s composition during the Fund’s fiscal year. Our goal was to out-yield the benchmark while we maintained a duration-neutral stance. We do this through all market cycles since doing so isolates the Fund’s risk exposure to a focus on credit, rather than interest-rate-related risk.

Sectors that generally outperformed were commodities-related: metals and mining as well as energy. Copper companies dominate the metals and mining industry in the high yield market. Copper prices were elevated during the Fund’s fiscal year.This led to a strong tailwind for copper-mining companies as they generated significant free cash flow. In our view, copper was a good place to seek shelter in a volatile market.

Similarly, energy generally enjoyed a favorable environment during the fiscal year. Oil companies did well. The constructive outlook for these commodities tended to shine a positive light on companies in oil and other commodities-based industries.

Housing rebounded somewhat after taking it on the chin in the Fund’s previous fiscal year ended September 30, 2022, when rising interest

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Delaware Ivy High Yield Fund

rates had made houses less affordable. In the current period, however, low inventories, despite higher rates, supported the housing market.

Sectors that underperformed during the Fund’s fiscal year included broadcasting, telecommunications, and cable. All three of these sectors tend to have somewhat levered balance sheets and all three have generally faced a bit of a secular decline or challenge within their business models. They are often highly levered and have maturity walls that typically begin in 2025. A prevailing concern here is that in the event of a recession, access to capital markets could dry up, posing problems for firms that must rebalance their balance sheets.

Individual credits that contributed the most to the Fund’s performance included Royal Caribbean Cruises Ltd. and Carnival Corp. Our fundamental outlook for the cruise-line industry has been very favorable. Earnings have been encouraging, and both companies are doing what they said they would do. Pre-COVID-19, they were both investment grade credits. Their management teams seek to return to investment grade status within two to three years. Both Royal Caribbean and Carnival are performing well, exceeding their pre-pandemic passenger volumes. Their free cash flow profiles continue to improve. In summary, we believe they are on target to reach their multiyear financial-recovery goals.

The largest detractors included Altice France SA, a French wireless company, and Altice USA Inc., the former Cablevision Systems, a cable service that predominantly operates in the New York City metropolitan market. Altice USA has levered balance sheets,aggressive capital expenditures, and minimal free cash flow. In a rising-rate environment, it risks losing access to capital markets next year to refinance its balance sheets. The prospect of rising cost of capital further weighed on its free cash flow profile.

Both businesses did perform fairly well, however, and we still own both holdings. Although we recognize the near-term risks these companies face, we remain constructive on their long-term outlook. One positive, in our opinion, is the existence of a larger set of refinancing options for these firms. These include asset-backed securities, private financing, the public bond market, and the loan market.

At the Fund’s fiscal year end, we believe we are situated quite well in terms of how we manage the Fund, even if this uncertain and turbulent market environment were to continue. Market volatility presents dislocations at times when the fundamentals don’t always match current valuations. We think that could lead to our finding opportunities in what we view as attractively valued securities. The key, in our view, is to remain disciplined and cautious, turning over every rock and seeking out opportunities as they arise.

The Fund’s positioning is consistent in terms of seeking slightly higher yield than the benchmark. With liquidity in this environment not supporting major shifts in risk exposure, our focus is on fundamental elements of portfolio management and ensuring that we are comfortable with our exposure to each security from a fundamental standpoint. This can include taking advantage of opportunities to move up or down in the capital structure on certain holdings depending on volatility and the attractiveness of valuations.

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Portfolio management reviews

Delaware Ivy Multi-Asset Income Fund	September 30, 2023 (Unaudited)

Performance preview (for the year ended September 30, 2023)
Delaware Ivy Multi-Asset Income Fund (Class I shares)	1-year return	+10.95%
Delaware Ivy Multi-Asset Income Fund (Class A shares)	1-year return	+10.53%
50% MSCI ACWI (All Country World Index) Index (net) + 50% ICE BofA US High Yield Index (benchmark)	1-year return	+15.53%
MSCI ACWI Index (net) (benchmark)	1-year return	+20.80%
MSCI ACWI Index (gross) (benchmark)	1-year return	+21.41%
ICE BofA US High Yield Index (benchmark)	1-year return	+10.19%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Multi-Asset Income Fund, please see the table on page 20.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 22 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide a high level of current income. Capital appreciation is a secondary objective.

Market review

The fiscal year ended September 30, 2023, began on an encouraging note. Most equities advanced and the US and European broad indices posted substantial gains. Chinese equities and large US technology stocks, on the other hand, did not fare well. Bond yields, in general, shifted only moderately. While US bond yields continued to rise, yields on peripheral euro bonds and others fell. Risk premiums on global investment grade corporate bonds remained largely stable, while those in the high yield segment fell, leading to price gains. UK government bonds also posted strong gains, but only after initially suffering heavy losses due to the political turmoil resulting from Prime Minister Liz Truss’s resignation after just 44 days in office. The swift appointment of Rishi Sunak as prime minister finally calmed markets, enabling bonds to rally and the British pound to recover somewhat.

Instead of a typical year-end market rally, equities and bonds suffered significant losses in December 2022. The major central banks raised key interest rates, though by less than previously. The US Federal Reserve and the European Central Bank (ECB) each raised rates by 0.50 percentage points, for example. However, ECB president Christine Lagarde stated that significantly higher interest rates were still needed, causing yields to rise sharply and prices to fall. In Europe, bonds lost much more than stocks, while the reverse occurred in the US, as tech stocks slipped again. China surprised many by ending its zero-COVID policy. Japan slightly tightened its monetary policy, which helped firm up the yen. Meanwhile, the US dollar lost some ground.

Beginning in 2023, there was a positive reversal of trends from the challenges and large drawdowns that characterized most of 2022.

The equity and bond markets started the year strong on the heels of China’s reopening and hope for falling inflation. Although headline inflation rates tended to fall thanks to the downtrend in energy prices, core inflation often continued to rise.

Three US regional banks collapsed in March and Switzerland’s Credit Suisse experienced severe turbulence before its acquisition by UBS Group AG. Bank share prices plummeted, and stock markets in general fell quite sharply. Government bonds and gold rallied, risk premiums on corporate bonds widened, and the US dollar lost ground against the euro.

Stock markets of developed countries trended slightly positive as the second quarter of 2023 began, although, at times, North American equities were under water. Europe and the Pacific region were the strongest performers whereas emerging markets, led by China, slipped into negative territory.

In June, risk appetites prevailed as equity markets performed strongly, particularly in Japan and the US, although, in general, equity performance was somewhat bumpy. After Congress passed the US debt ceiling regulation in early June, equities rallied significantly. The positive phase was short lived, however, when there was a large downturn following the central bank meetings of the Fed and the ECB. Only toward the end of June, after several surprisingly good US economic data points were released, did strong performance once again ensue.

The third quarter of 2023 was a challenge for markets as most major asset classes declined for the period largely due to the continued tightening of monetary policy by central banks around the world. In the US, the Fed continued hiking rates, while in September, the Federal Open Market Committee increased its interest rate outlook with the latest dot plot calling for a median federal funds rate of 5.6% at the end of 2023. Other central banks also continued to raise interest rates. The ECB raised short-term policy rates to the highest

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Delaware Ivy Multi-Asset Income Fund

level in more than 20 years. China continued to be the contrarian among major economies, easing both fiscal and monetary policy.

Higher rates make servicing debt more difficult, especially for governments running large budget deficits. None of this was lost on Fitch Ratings. It downgraded the US credit rating in August from AAA to AA+, focusing attention on the US government, which carries a national debt of more than $33 trillion.

Capital markets reacted accordingly, starting with a selloff in bonds as interest rates soared globally. The 10-year Treasury yield peaked at a level not seen since 2007. Similar trends were observed globally with both 10-year German and Japanese government bonds rising to levels not seen in a decade.

Global equities mostly suffered losses. Energy stocks were an exception as oil prices rose during the quarter. Crude oil had its biggest quarterly gain since the Russian invasion of Ukraine began in early 2022. This followed news that Saudi Arabia and Russia were extending productions cuts until the end of 2023, reducing the overall supply to markets.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended September 30, 2023, Delaware Ivy Multi-Asset Income Fund posted a positive return but underperformed its blended benchmark, the 50% MSCI ACWI (All Country World Index) / 50% ICE BofA US High Yield Index. The Fund’s Class I shares gained 10.95%. The Fund’s Class A shares advanced 10.53% at net asset value and gained 4.21% at maximum offer price. These figures reflect all distributions reinvested. For the same period the Fund’s benchmark gained 15.53%. For complete annualized performance of Delaware Ivy Multi-Asset Income Fund, please see the table on page 20.

Both allocation and security selection effects detracted from the Fund’s performance. One large detractor was the Fund’s underweight, relative to the benchmark, of global equities, which outperformed other invested asset classes during the fiscal year.

On the equity side, natural resources and real estate underperformed relative to global equities, which performed strongly over the trailing period owing in part to the outperformance of a small number of growth stocks. While security selection detracted from performance, the underlying strategies of global equities and global natural resources also detracted. Global listed infrastructure contributed from a stock-selection standpoint.

On the fixed income side, the Fund’s overweight to high yield corporate bonds relative to the benchmark contributed to performance, as credit spreads were tight for the fiscal year. The allocation to multisector fixed income detracted as it was one of the poorest-performing asset classes over the period. From a security selection standpoint, all fixed income underlying holdings contributed.

We periodically examine the contribution of derivatives to the Fund’s performance. Based on the available information, the Fund’s derivative positions had no material impact on performance.

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Portfolio management reviews

Delaware Ivy Total Return Bond Fund	September 30, 2023 (Unaudited)

Performance preview (for the year ended September 30, 2023)
Delaware Ivy Total Return Bond Fund (Class I shares)	1-year return	+3.93%
Delaware Ivy Total Return Bond Fund (Class A shares)	1-year return	+3.56%
Bloomberg Global Aggregate Bond Index, Hedged to USD (benchmark)	1-year return	+2.10%
Bloomberg Global Aggregate 1-10 Year Index, Hedged to USD (previous benchmark)	1-year return	+3.12%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Total Return Bond Fund, please see the table on page 24.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 26 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide total return through a combination of current income and capital appreciation.

Significant Fund event

Effective July 31, 2023, the Fund changed its benchmark index from the Bloomberg Global Aggregate 1-10 Year Index, Hedged to USD, to the Bloomberg Global Aggregate Bond Index, Hedged to USD.

Market review

Mirroring the previous fiscal period, fixed income markets were highly volatile during the fiscal year ended September 30, 2023. During the fiscal year, the 10-year US Treasury traded in a 130-basis-point range (a basis point equals one hundredth of a percentage point), ultimately ending the period at the one-year high in yield, nearly 4.60%. Multiple factors drove the volatility, most notably more-resilient-than-expected economic growth momentum, particularly in the US. Inflation remained a factor as well, despite headline readings that were well off the 2022 highs, with evidence of stickiness in service industries. Technicals also played a role, particularly in the period’s final quarter, with significant bond supply hitting an already weary market. Weakness in the fixed income markets had a clear impact on other sectors – notably the financial sector from March 2023 onward – but did not lead to the broad economic slowdown that had generally been expected.

Economic growth globally proved much more resilient to shocks than expected. The most obvious jolt was the historic pace of rate hikes, compounded by supply disruptions caused by the Russia-Ukraine war, and the staggered restart of the global economy. The US economy was the clearest leader, with the labor market and consumption proving to be very resilient. Internationally, the picture was more mixed: European manufacturing surveys indicated contraction for the entire year, and the euro-zone Citigroup® Economic Surprise Index (a broad aggregate for the pace of economic releases, versus expectations) dropped to the lowest level seen since 2020. China reopened its economy, but the rebound was slower than anticipated, with consumers in particular held back by ongoing housing-market weakness. Regardless, bond yields across developed markets were pushed higher, mainly by the resilience of US growth.

Inflation was a key theme globally. Central banks were in restrictive mode, willing to sacrifice growth – if necessary – to return to a more stable inflation path. The US was further along in crimping inflation than most other developed markets, but stubbornly high wage growth and low unemployment suggest further progress will be harder. Other regions such as the UK and Europe faced similar challenges but from an even more difficult starting point. China again was the exception, briefly entering deflation in the third quarter of 2023 due to very tepid consumer and offshore demand. It was not clear though that China’s low inflation could be exported, as goods inflation in much of the world had already returned to near-normal levels.

In recent months, technicals have played an increasing role, particularly in the US. Fitch downgraded the country’s credit rating to AA+ during the year amid an explosion in new Treasury supply to fund ongoing elevated deficits. Higher yields are a natural result, as investors are demanding a return of term premium to fund long-duration government obligations (duration measures a security’s sensitivity to changes in interest rates).

Credit markets were also highly volatile, reflecting many of the same concerns. The average credit spread on US investment grade corporates traded above 160 basis points in the fourth quarter of 2022 and briefly visited similar levels during the financial system stress that began in March 2023. In between, the investment grade Bloomberg US Corporate Bond Index traded through long-term averages. Credit markets continued to be caught in the tug-of-war between a possible recession, higher overall yields (that make credit yields historically attractive), and reduced supply.

Financial-industry turmoil was the key new development for credit markets, beginning with the sudden collapse of SVB in the US in March. That was followed a week later by a rescue deal in which UBS Group agreed to purchase rival Credit Suisse. The agreement

9

Portfolio management reviews

Delaware Ivy Total Return Bond Fund

included an unprecedented write-down of Credit Suisse’s additional tier 1 (AT1) securities to zero – without a bankruptcy or full equity write-down. This turbulence drove broad market weakness, but particularly in financials, with European banks and US regional banks performing poorly. The broader market impact mostly faded by month end, though financials remained relatively weak in the months that followed.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended September 30, 2023, Delaware Ivy Total Return Bond Fund outperformed its benchmark, the Bloomberg Global Aggregate Bond Index, Hedged to USD. The Fund’s Class I shares gained 3.93%. The Fund’s Class A shares advanced 3.56% at net asset value and declined 1.10% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the Bloomberg Global Aggregate Bond Index, Hedged to USD, advanced 2.10%. For complete, annualized performance of Delaware Ivy Total Return Bond Fund, please see the table on page 24.

A mix of factors drove the Fund’s outperformance. Curve positioning within interest rates was a key positive, as our increased weighting to shorter-dated bonds boosted performance, particularly in the final quarter of the fiscal year. Sector allocation and security selection were also key positives, with overweight positions in emerging markets debt and investment grade credit both contributing to returns. This reflected strong overall spread performance, despite the volatile backdrop.

These factors were somewhat offset by overall duration positioning: the Fund was overweight US dollar and Australian dollar duration, both of which underperformed the benchmark average. The Fund was also negatively affected by an overweight to financials issuers during the March volatility. An underweight position to US agency mortgage-backed securities (MBS) for much of the fiscal year contributed to performance, as this sector was one of the weakest risk-adjusted performers.

Fund positioning

We added duration to the Fund throughout the year, from a low of less than 5 years at the end of September 2022 to a peak of more than 5.75 years, before trimming back exposure to finish the year at just over 5.5 years. The mix of duration was also adjusted during the year, moving away from the US from April through July as yields fell and it became clear that rate hikes and the financial-sector distress were not causing a broad slowdown. We added allocations to euro- and Australian dollar-denominated duration, given their attractive hedged yields, more-attractive curve shapes, and clearly slower pace of growth.

We generally maintained the Fund’s investment grade credit exposure over the fiscal year, balancing gradually less-attractive spreads with strong technicals and historically high all-in yields. We trimmed higher beta (volatile) sectors as spreads rallied – mostly via emerging markets (EM). We view EM spreads as fair compared with developed market (DM) equivalents, but overall we found better entry levels in DM for rebuilding a more meaningful allocation to the sector. We also added materially to the Fund’s agency MBS allocation, from a zero weight to approximately 15% of market value, representing a small overweight to the sector. Agency MBS had suffered material spread widening as Treasury-market volatility remained elevated, and supply-demand technicals remained weak around the Federal Deposit Insurance Corporation (FDIC) sell-down process and the US Federal Reserve’s balance-sheet rolldown. We think current spreads (around the widest they’ve been since the global financial crisis) compensate for the risks.

The Fund’s currency exposures remain heavily weighted to the US dollar, as we judge the US economy to be stronger than most global peers. We think the US dollar is likely to benefit both from safe-haven flows in a risk-off environment and from relatively higher yields in a scenario of stickier-than-expected inflation.

The Fund’s use of swaps, futures, foreign exchange currency positions, and options had a limited performance effect. Overall, hedging positions in credit derivatives added to the Fund’s performance during the fiscal year.

Our overall stance of gradually increasing duration and finding pockets of value in credit markets to add to the Fund’s portfolio is in line with our expectation for continued volatility in fixed income markets and an increasing focus on global growth. The Fund has significant ability to increase its credit holdings, and we will look to do so as potential opportunities emerge.

10

Performance summaries

Delaware Ivy Corporate Bond Fund	September 30, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. March 30, 1964)
Excluding sales charge	+2.66%	+0.30%	+1.12%	—
Including sales charge	-1.98%	-0.89%	+0.52%	—
Class C (Est. September 9, 1999)
Excluding sales charge	+1.68%	-0.62%	+0.38%	—
Including sales charge	+0.68%	-0.62%	+0.38%	—
Class I (Est. June 19, 1995)
Excluding sales charge	+2.94%	+0.59%	+1.40%	—
Including sales charge	+2.94%	+0.59%	+1.40%	—
Class Y (Est. October 16, 2017)
Excluding sales charge	+2.71%	+0.38%	—	-0.05%
Including sales charge	+2.71%	+0.38%	—	-0.05%
Bloomberg US Corporate Bond Index	+3.65%	+0.93%	+2.23%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 12. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum sales charge (load) imposed on purchases (as a%ofoffering price) for Class A shares changed from 5.75% to 4.50%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

11

Performance summaries

Delaware Ivy Corporate Bond Fund

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfil their contractual obligations.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class Y
Total annual operating expenses (without fee waivers)	1.01%	2.05%	0.72%	0.95%
Net expenses (including fee waivers, if any)	0.86%	1.61%	0.61%	0.86%
Type of waiver	Contractual	Contractual	Contractual	Contractual
12

Performance of a $10,000 investment1

For the period September 30, 2013 through September 30, 2023

	Starting value	Ending value
Bloomberg US Corporate Bond Index	$10,000	$12,467
Delaware Ivy Corporate Bond Fund - Class I shares	$10,000	$11,494
Delaware Ivy Corporate Bond Fund - Class A shares	$ 9,425	$10,529

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on September 30, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) (the front-end sales charge in effect for Class A shares at the beginning of the period) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 5.75% to 4.50%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 12. Please note additional details on pages 11 through 13.

The graph also assumes $10,000 invested in the Bloomberg US Corporate Bond Index as of September 30, 2013. The Bloomberg US Corporate Bond Index, formerly known as the Bloomberg US Corporate Investment Grade Index, is composed of US dollar-denominated, investment grade corporate bonds that are US Securities and Exchange Commission (SEC)-registered or 144A with registration rights, and issued by industrial, utility, and financial companies. All bonds in the index have at least one year to maturity.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IBJAX	46600G101
Class C	IBJCX	46600G309
Class I	IBJIX	46600G507
Class Y	IBJYX	46600G804
13

Performance summaries

Delaware Ivy Government Securities Fund	September 30, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. April 10, 1984)
Excluding sales charge	-1.96%	-1.15%	-0.37%	—
Including sales charge	-6.44%	-1.99%	-0.79%	—
Class C (Est. October 8, 1999)
Excluding sales charge	-2.52%	-1.95%	-1.05%	—
Including sales charge	-3.48%	-1.95%	-1.05%	—
Class I (Est. September 27, 1995)
Excluding sales charge	-1.71%	-0.89%	-0.09%	—
Including sales charge	-1.71%	-0.89%	-0.09%	—
Class R6 (Est. October 16, 2017)
Excluding sales charge	-1.65%	-0.79%	—	-0.99%
Including sales charge	-1.65%	-0.79%	—	-0.99%
Bloomberg US Government/Mortgage-Backed Securities Index	-0.51%	-0.31%	+0.65%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 15. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum sales charge (load) imposed on purchases (as a%ofoffering price) for Class A shares changed from 4.25% to 4.50%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

14

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R6
Total annual operating expenses (without fee waivers)	1.13%	2.06%	0.80%	0.63%
Net expenses (including fee waivers, if any)	0.89%	1.64%	0.64%	0.60%
Type of waiver	Contractual	Contractual	Contractual	Contractual
15

Performance summaries

Delaware Ivy Government Securities Fund

Performance of a $10,000 investment1

For the period September 30, 2013 through September 30, 2023

	Starting value	Ending value
Bloomberg US Government/Mortgage-Backed Securities Index	$10,000	$10,670
Delaware Ivy Government Securities Fund - Class I shares	$10,000	$ 9,906
Delaware Ivy Government Securities Fund - Class A shares	$ 9,575	$ 9,233

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on September 30, 2013, and includes the effect of a 4.25% front-end sales charge (for Class A shares) (the front-end sales charge in effect for Class A shares at the beginning of the period) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 4.25% to 4.50%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 15. Please note additional details on pages 14 through 16.

The graph also assumes $10,000 invested in the Bloomberg US Government/Mortgage-Backed Securities Index as of October 1, 2013. The Bloomberg US Government/Mortgage-Backed Securities Index measures the performance of US government bonds and mortgage-related securities.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IGJAX	46600B227
Class C	IGJCX	46600B193
Class I	IGJIX	46600B177
Class R6	IGJNX	46600B169
16

Performance summaries

Delaware Ivy High Yield Fund	September 30, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2023
	1 year	5 year	Lifetime
Class A (Est. May 18, 2017)
Excluding sales charge	+9.81%	+2.38%	+2.55%
Including sales charge	+4.81%	+1.17%	+1.60%
Class I (Est. May 18, 2017)
Excluding sales charge	+10.07%	+2.62%	+2.82%
Including sales charge	+10.07%	+2.62%	+2.82%
Class R6 (Est. May 18, 2017)
Excluding sales charge	+10.15%	+2.63%	+2.81%
Including sales charge	+10.15%	+2.63%	+2.81%
ICE BofA US High Yield Constrained Index	+10.19%	+2.78%	+3.09%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 18. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares (as a%ofoffering price) changed from 5.75% to 4.50%.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

17

Performance summaries

Delaware Ivy High Yield Fund

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class I	Class R6
Total annual operating expenses (without fee waivers)	1.28%	1.03%	0.87%
Net expenses (including fee waivers, if any)	0.97%	0.72%	0.72%
Type of waiver	Contractual	Contractual	Contractual
18

Performance of a $10,000 investment1

For the period May 18, 2017 (Fund’s inception) through September 30, 2023

	Starting value	Ending value
ICE BofA US High Yield Constrained Index	$10,000	$12,142
Delaware Ivy High Yield Fund - Class I shares	$10,000	$11,938
Delaware Ivy High Yield Fund - Class A shares	$ 9,425	$11,066

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on May 18, 2017, and includes the effect of a 5.75% front-end sales charge (for Class A shares) (the front-end sales charge in effect for Class A shares at the beginning of the period) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 5.75% to 4.50%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 18. Please note additional details on pages 17 through 19.

The graph also assumes $10,000 invested in the ICE BofA US High Yield Constrained Index as of May 18, 2017. The ICE BofA US High Yield Constrained Index tracks the performance of US dollar-denominated high yield corporate debt publicly issued in the US domestic market, but caps individual issuer exposure at 2% of the benchmark.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IPNAX	46600A310
Class I	IPNIX	46600A294
Class R6	IPNNX	46600A286
19

Performance summaries

Delaware Ivy Multi-Asset Income Fund	September 30, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2023
	1 year	5 year	Lifetime
Class A (Est. October 1, 2015)
Excluding sales charge	+10.53%	+2.08%	+3.77%
Including sales charge	+4.21%	+0.87%	+3.00%
Class C (Est. October 1, 2015)
Excluding sales charge	+9.77%*	+1.31%	+2.99%
Including sales charge	+8.77%	+1.31%	+2.99%
Class I (Est. October 1, 2015)
Excluding sales charge	+10.95%	+2.52%	+4.15%
Including sales charge	+10.95%	+2.52%	+4.15%
Class R6 (Est. October 1, 2015)
Excluding sales charge	+10.91%	+2.50%	+4.20%
Including sales charge	+10.91%	+2.50%	+4.20%
Class Y (Est. October 1, 2015)
Excluding sales charge	+10.60%	+2.13%	+3.81%
Including sales charge	+10.60%	+2.13%	+3.81%
50% MSCI ACWI (All Country World Index) Index (net) + 50% ICE BofA US High Yield Index	+15.53%	+4.77%	+7.01%
MSCI ACWI Index (net)	+20.80%	+6.46%	+9.01%
MSCI ACWI Index (gross)	+21.41%	+6.99%	+9.57%
ICE BofA US High Yield Index	+10.19%	+2.80%	+4.79%

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner, but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 21. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

20

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Risk controls and asset allocation models do not promise any level of performance or guarantee against loss of principal.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Investing in the real estate industry includes risks such as declines in real estate value, lack of availability of mortgage funds, overbuilding, extended vacancies, increases in property taxes, changes in zoning laws, costs from cleanup of environmental problems, uninsured damages, variations in rents, and changes in interest rates.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund's ability to achieve its investment objective and the value of the Fund's investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.36%	2.18%	1.05%	0.92%	1.33%
Net expenses (including fee waivers, if any)	1.00%	1.75%	0.75%	0.75%	1.00%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual
21

Performance summaries

Delaware Ivy Multi-Asset Income Fund

Performance of a $10,000 investment1

For the period October 1, 2015 (Fund’s inception) through September 30, 2023

	Starting value	Ending value
MSCI ACWI (All Country World Index) Index (gross)	$10,000	$20,774
MSCI ACWI (All Country World Index) Index (net)	$10,000	$19,859
50% MSCI ACWI (All Country World Index) + 50% ICE BofA US High Yield Index	$10,000	$17,170
ICE BofA US High Yield Index	$10,000	$14,569
Delaware Ivy Multi-Asset Income Fund - Class I shares	$10,000	$13,849
Delaware Ivy Multi-Asset Income Fund - Class A shares	$ 9,425	$12,668

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on October 1, 2015, and includes the effect of a 5.75% front-end sales charge (for Class A shares) (the front-end sales charge in effect for Class A shares at the beginning of the period) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 21. Please note additional details on pages 20 through 23.

The graph also assumes $10,000 invested in 50% MSCI ACWI Index + 50% ICE BofA US High Yield Index, MSCI ACWI Index (Net), MSCI ACWI Index (Gross), and ICE BofA US High Yield Index as of October 1, 2015.

The ICE BofA US High Yield Index tracks the performance of US dollar-denominated below-investment-grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below-investment-grade rating (based on an average of Moody’s, S&P, and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

The MSCI ACWI (All Country World Index) represents large- and mid-cap stocks across developed and emerging markets worldwide. The index covers approximately 85% of the global investable equity opportunity set. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

22

	Nasdaq symbols	CUSIPs
Class A	IMAAX	46600B847
Class C	IMACX	46600B839
Class I	IMAIX	46600B821
Class R6	IMURX	46600B813
Class Y	IMAYX	46600B797
23

Performance summaries

Delaware Ivy Total Return Bond Fund	September 30, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2023
	1 year	5 year	Lifetime
Class A (Est. January 4, 2016)
Excluding sales charge	+3.56%	-0.48%	+0.08%
Including sales charge	-1.10%	-1.65%	-0.68%
Class C (Est. January 4, 2016)
Excluding sales charge	+2.93%	-1.19%	-0.62%
Including sales charge	+1.98%	-1.19%	-0.62%
Class I (Est. January 4, 2016)
Excluding sales charge	+3.93%	-0.23%	+0.33%
Including sales charge	+3.93%	-0.23%	+0.33%
Class R6 (Est. January 4, 2016)
Excluding sales charge	+3.94%	-0.12%	+0.45%
Including sales charge	+3.94%	-0.12%	+0.45%
Bloomberg Global Aggregate Bond Index, Hedged to USD	+2.10%	+0.57%	+1.24%
Bloomberg Global Aggregate 1-10 Year Index, Hedged to USD	+3.12%	+1.03%	+1.33%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 25. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum sales charge (load) imposed on purchases (as a%ofoffering price) for Class A shares changed from 5.75% to 4.50%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions,

24

temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfil their contractual obligations.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R6
Total annual operating expenses (without fee waivers)	1.59%	2.58%	1.27%	1.13%
Net expenses (including fee waivers, if any)	1.20%	1.95%	0.95%	0.87%
Type of waiver	Contractual	Contractual	Contractual	Contractual
25

Performance summaries

Delaware Ivy Total Return Bond Fund

Performance of a $10,000 investment1

For the period January 4, 2016 (Fund’s inception) through September 30, 2023

	Starting value	Ending value
Bloomberg Global Aggregate 1-10 Year Index, Hedged to USD	$10,000	$11,074
Bloomberg Global Aggregate Bond Index, Hedged to USD	$10,000	$11,002
Delaware Ivy Total Return Bond Fund - Class I shares	$10,000	$10,260
Delaware Ivy Total Return Bond Fund - Class A shares	$ 9,425	$ 9,486

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on January 4, 2016, and includes the effect of a 5.75% front-end sales charge (for Class A shares) (the front-end sales charge in effect for Class A shares at the beginning of the period) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 5.75% to 4.50%.

The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 25. Please note additional details on pages 24 through 27.

The graph also assumes $10,000 invested in the Bloomberg Global Aggregate Bond Index, Hedged to USD, and the Bloomberg Global Aggregate 1-10 Year Index, Hedged to USD, as of January 4, 2016.

The Bloomberg Global Aggregate Bond Index, Hedged to USD, provides a broad-based measure of the global investment grade fixed-rate debt markets. Index returns are hedged to the US dollar, taking rolling one-month forward contracts that are reset at the end of each month and hedging each non-US-dollar-denominated bond in the index into US dollar terms.

The Bloomberg Global Aggregate 1-10 Year Index, Hedged to USD, provides a broad-based measure of the global investment grade fixed-rate debt market with a maturity greater of than 1 year and less than 10 years.

The Citigroup Economic Surprise Index (euro zone), mentioned on page 9, is a 3-month rolling measure of actual economic surprises relative to market expectations. A positive reading means that data have been stronger than expected, while a negative reading means that economic data have been weaker than expected.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

26

	Nasdaq symbols	CUSIPs
Class A	IRBAX	46600B789
Class C	IRBCX	46600B771
Class I	IRBIX	46600B763
Class R6	IRBRX	46600B755
27

Disclosure of Fund expenses

For the six-month period from April 1, 2023 to September 30, 2023 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from April 1, 2023 to September 30, 2023.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds' expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware Ivy Corporate Bond Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Annualized Expense Ratio	Expenses Paid During Period 4/1/23 to 9/30/23*
Actual Fund return†
Class A	$1,000.00	$966.40	0.86%	$4.24
Class C	1,000.00	962.10	1.61%	7.92
Class I	1,000.00	967.00	0.61%	3.01
Class Y	1,000.00	966.50	0.86%	4.24
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.76	0.86%	$4.36
Class C	1,000.00	1,017.00	1.61%	8.14
Class I	1,000.00	1,022.01	0.61%	3.09
Class Y	1,000.00	1,020.76	0.86%	4.36

Delaware Ivy Government Securities Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Annualized Expense Ratio	Expenses Paid During Period 4/1/23 to 9/30/23*
Actual Fund return†
Class A	$1,000.00	$947.20	0.89%	$4.34
Class C	1,000.00	945.70	1.64%	8.00
Class I	1,000.00	948.40	0.64%	3.13
Class R6	1,000.00	948.60	0.60%	2.93
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.61	0.89%	$4.51
Class C	1,000.00	1,016.85	1.64%	8.29
Class I	1,000.00	1,021.86	0.64%	3.24
Class R6	1,000.00	1,022.06	0.60%	3.04
28

Delaware Ivy High Yield Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Annualized Expense Ratio	Expenses Paid During Period 4/1/23 to 9/30/23*
Actual Fund return†
Class A	$1,000.00	$1,021.00	0.97%	$4.91
Class I	1,000.00	1,020.80	0.72%	3.65
Class R6	1,000.00	1,021.90	0.72%	3.65
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.21	0.97%	$4.91
Class I	1,000.00	1,021.46	0.72%	3.65
Class R6	1,000.00	1,021.46	0.72%	3.65

Delaware Ivy Multi-Asset Income Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Annualized Expense Ratio	Expenses Paid During Period 4/1/23 to 9/30/23*
Actual Fund return†
Class A	$1,000.00	$969.80	1.00%	$4.94
Class C	1,000.00	966.10	1.75%	8.63
Class I	1,000.00	971.00	0.75%	3.71
Class R6	1,000.00	971.20	0.75%	3.71
Class Y	1,000.00	970.00	1.00%	4.94
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.05	1.00%	$5.06
Class C	1,000.00	1,016.29	1.75%	8.85
Class I	1,000.00	1,021.31	0.75%	3.80
Class R6	1,000.00	1,021.31	0.75%	3.80
Class Y	1,000.00	1,020.05	1.00%	5.06

Delaware Ivy Total Return Bond Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Annualized Expense Ratio	Expenses Paid During Period 4/1/23 to 9/30/23*
Actual Fund return†
Class A	$1,000.00	$982.30	1.20%	$5.96
Class C	1,000.00	979.00	1.95%	9.67
Class I	1,000.00	982.90	0.95%	4.72
Class R6	1,000.00	983.70	0.87%	4.33
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.05	1.20%	$6.07
Class C	1,000.00	1,015.29	1.95%	9.85
Class I	1,000.00	1,020.31	0.95%	4.81
Class R6	1,000.00	1,020.71	0.87%	4.41

*“Expenses Paid During Period” are equal to the relevant Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Funds' expenses reflected above and on the previous pages, each Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), including exchange-traded funds, in which it invests. The tables above and on the previous pages do not reflect the expenses of any Underlying Funds.

29

Security type / sector allocations

Delaware Ivy Corporate Bond Fund	As of September 30, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Corporate Bonds	97.29%
Banking	22.14%
Basic Industry	1.42%
Brokerage	3.23%
Capital Goods	3.43%
Communications	10.46%
Consumer Cyclical	7.33%
Consumer Non-Cyclical	7.87%
Electric	3.42%
Energy	5.62%
Finance Companies	1.63%
Industrials	0.52%
Insurance	5.94%
Natural Gas	0.16%
Real Estate Investment Trusts	1.33%
Technology	20.26%
Transportation	1.50%
Utilities	1.03%
Municipal Bonds	1.52%
Sovereign Bonds	0.62%
US Treasury Obligations	0.69%
Short-Term Investments	0.25%
Total Value of Securities	100.37%
Liabilities Net of Receivables and Other Assets	(0.37%)
Total Net Assets	100.00%
30

Security type / sector allocations

Delaware Ivy Government Securities Fund	As of September 30, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	2.44%
Agency Commercial Mortgage-Backed Securities	14.12%
Agency Mortgage-Backed Securities	37.27%
Agency Obligations	1.25%
US Treasury Obligations	43.94%
Total Value of Securities	99.02%
Receivables and Other Assets Net of Liabilities	0.98%
Total Net Assets	100.00%
31

Security type / sector allocations

Delaware Ivy High Yield Fund	As of September 30, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Corporate Bonds	95.73%
Automotive	2.40%
Basic Industry	7.47%
Capital Goods	4.65%
Consumer Goods	1.02%
Electric	2.58%
Energy	15.34%
Financial Services	3.40%
Healthcare	6.88%
Insurance	5.39%
Leisure	7.19%
Media	10.66%
Retail	5.94%
Services	5.14%
Technology & Electronics	5.77%
Telecommunications	9.19%
Transportation	2.71%
Short-Term Investments	2.83%
Total Value of Securities	98.56%
Receivables and Other Assets Net of Liabilities	1.44%
Total Net Assets	100.00%
32

Security type / sector allocations and top 10 equity holdings

Delaware Ivy Multi-Asset Income Fund	As of September 30, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Agency Mortgage-Backed Securities	2.75%
Convertible Bond	0.64%
Corporate Bonds	36.20%
Banking	1.04%
Basic Industry	1.77%
Brokerage	0.54%
Capital Goods	3.47%
Communications	7.20%
Consumer Cyclical	5.67%
Consumer Non-Cyclical	3.03%
Electric	1.29%
Energy	6.17%
Finance Companies	0.77%
Insurance	1.35%
Natural Gas	0.03%
Real Estate Investment Trusts	0.03%
Technology	3.04%
Transportation	0.80%
Non-Agency Commercial Mortgage-Backed Securities	0.78%
Loan Agreements	0.64%
US Treasury Obligations	1.04%
Common Stocks	50.59%
Basic Industry	0.89%
Capital Goods	0.46%
Communication Services	0.60%
Consumer Cyclical	0.33%
Consumer Discretionary	3.93%
Consumer Non-Cyclical	8.48%
Consumer Staples	6.61%
Energy	4.07%
Financial Services	0.23%
Financials	0.73%
Healthcare	1.30%
Home Builders	0.10%
Industrials	4.32%
Materials	4.56%
Real Estate	1.22%
REIT Diversified	0.96%
REIT Healthcare	0.18%
REIT Industrial	1.28%
REIT Information Technology	1.03%
REIT Lodging	0.15%
REIT Mall	0.09%
REIT Manufactured Housing	0.36%
REIT Multifamily	1.15%
REIT Office	0.34%
REIT Retail	0.14%
REIT Self-Storage	0.43%
REIT Shopping Center	0.56%
REIT Single Tenant	0.37%
REIT Specialty	0.32%
Technology	1.54%
Utilities	3.86%
Preferred Stocks	0.66%
Exchange-Traded Funds	5.45%
Master Limited Partnerships	0.35%
Warrants	0.02%
Total Value of Securities	99.12%
Receivables and Other Assets Net of Liabilities	0.88%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Nestle	1.33%
Koninklijke Ahold Delhaize	1.23%
Unilever	1.23%
SAP	1.08%
Diageo	1.06%
Air Liquide	0.98%
Danone	0.96%
Foresight Energy	0.89%
Henry Schein	0.86%
Clorox	0.85%
33

Security type / sector allocations

Delaware Ivy Total Return Bond Fund	As of September 30, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Agency Mortgage-Backed Securities	15.37%
Corporate Bonds	40.90%
Banking	13.95%
Basic Industry	1.31%
Brokerage	0.05%
Capital Goods	0.76%
Communications	1.90%
Consumer Cyclical	1.57%
Consumer Non-Cyclical	1.74%
Electric	4.52%
Energy	3.99%
Finance Companies	1.07%
Financial Services	0.73%
Government Agency	0.94%
Industrials	0.45%
Insurance	2.43%
Real Estate Investment Trusts	1.37%
Technology	2.10%
Transportation	2.02%
Sovereign Bonds	34.65%
Albania	0.42%
Belgium	2.01%
Bermuda	0.91%
Chile	0.42%
Denmark	2.98%
Dominican Republic	0.93%
Finland	1.22%
Georgia	0.43%
Germany	1.18%
Indonesia	0.89%
Italy	7.61%
Ivory Coast	0.73%
Japan	1.53%
Morocco	0.40%
Netherlands	2.74%
Nigeria	0.35%
Paraguay	1.38%
Philippines	0.45%
Poland	0.62%
Republic of North Macedonia	0.54%
Serbia	0.38%
Spain	0.93%
United Kingdom	4.49%
Uzbekistan	1.11%
Supranational Banks	1.62%
US Treasury Obligations	0.55%
Options Purchased	0.09%
Total Value of Securities	93.18%
Receivables and Other Assets Net of Liabilities	6.82%
Total Net Assets	100.00%
34

Schedules of investments

Delaware Ivy Corporate Bond Fund	September 30, 2023
	Principal amount°	Value (US $)
Corporate Bonds — 97.29%
Banking — 22.14%
Bank of America
1.898% 7/23/31 µ	3,425,000	$2,603,941
2.299% 7/21/32 µ	4,775,000	3,620,481
2.482% 9/21/36 µ	445,000	324,117
2.496% 2/13/31 µ	3,000,000	2,406,016
2.592% 4/29/31 µ	5,325,000	4,281,731
Bank of New York Mellon 4.70% 9/20/25 µ, ψ	750,000	723,795
Barclays 6.224% 5/9/34 µ	785,000	744,165
Citigroup
2.572% 6/3/31 µ	5,725,000	4,567,438
4.412% 3/31/31 µ	3,690,000	3,320,314
Credit Agricole 144A 6.316% 10/3/29 #, µ	2,760,000	2,761,656
Deutsche Bank 7.146% 7/13/27 µ	880,000	886,290
Fifth Third Bancorp
6.339% 7/27/29 µ	590,000	583,156
6.361% 10/27/28 µ	1,046,000	1,037,296
Goldman Sachs Group
2.383% 7/21/32 µ	2,325,000	1,771,819
3.50% 11/16/26	1,000,000	930,517
3.80% 3/15/30	7,550,000	6,665,628
4.25% 10/21/25	2,500,000	2,409,778
HSBC Holdings 5.887% 8/14/27 µ	545,000	538,565
ING Groep 6.083% 9/11/27 µ	625,000	622,545
JPMorgan Chase & Co.
1.764% 11/19/31 µ	230,000	173,130
2.522% 4/22/31 µ	4,165,000	3,378,043
3.875% 9/10/24	1,964,000	1,924,382
KeyBank 4.15% 8/8/25	250,000	235,531
KeyCorp
3.878% 5/23/25 µ	875,000	843,676
4.789% 6/1/33 µ	55,000	45,878
Morgan Stanley
1.794% 2/13/32 µ	4,475,000	3,316,513
3.875% 1/27/26	4,150,000	3,969,075
Popular 7.25% 3/13/28	1,790,000	1,786,662
SVB Financial Group 4.00% 5/15/26 ‡, ψ	1,670,000	59,994
Truist Financial 4.95% 9/1/25 µ, ψ	1,370,000	1,263,252
US Bancorp 2.491% 11/3/36 µ	2,550,000	1,798,224
Wells Fargo & Co. 2.879% 10/30/30 µ	4,808,000	4,004,800
		63,598,408
Basic Industry — 1.42%
BHP Billiton Finance USA 5.25% 9/8/30	1,170,000	1,143,538
Graphic Packaging International 144A 0.821% 4/15/24 #	3,020,000	2,928,163
		4,071,701
Brokerage — 3.23%
Blackstone Holdings Finance
144A 1.60% 3/30/31 #	1,250,000	907,933
144A 2.00% 1/30/32 #	4,240,000	3,095,718
Intercontinental Exchange 2.10% 6/15/30	1,795,000	1,439,540
Jefferies Financial Group
2.625% 10/15/31	1,530,000	1,164,048
5.875% 7/21/28	325,000	318,253
KKR Group Finance VIII 144A 3.50% 8/25/50 #	3,750,000	2,343,174
		9,268,666
Capital Goods — 3.43%
Ashtead Capital
144A 2.45% 8/12/31 #	305,000	231,699
144A 5.95% 10/15/33 #	660,000	627,268
Masco 1.50% 2/15/28	2,775,000	2,329,457
Parker-Hannifin 4.25% 9/15/27	295,000	281,967
Republic Services 2.30% 3/1/30	4,114,000	3,388,015
Waste Connections 3.50% 5/1/29	3,300,000	2,999,200
		9,857,606
Communications — 10.46%
AT&T 3.65% 6/1/51	5,400,000	3,484,415
CCO Holdings 144A 4.75% 2/1/32 #	1,200,000	961,338
Cellnex Finance 144A 3.875% 7/7/41 #	890,000	617,429
Charter Communications Operating
3.85% 4/1/61	1,190,000	665,840
3.90% 6/1/52	1,385,000	829,024
4.50% 2/1/24	3,942,000	3,921,041
Comcast
2.887% 11/1/51	2,410,000	1,421,443
3.25% 11/1/39	3,125,000	2,285,438
Crown Castle 1.05% 7/15/26	3,000,000	2,634,327
Directv Financing 144A 5.875% 8/15/27 #	1,050,000	929,722
Discovery Communications 4.00% 9/15/55	1,155,000	693,855
Paramount Global 4.75% 5/15/25	1,332,000	1,295,885
Sprint Capital 6.875% 11/15/28	865,000	893,866
T-Mobile USA
3.30% 2/15/51	575,000	360,114
3.50% 4/15/25	2,350,000	2,268,119
5.75% 1/15/34	560,000	546,501
Verizon Communications
2.875% 11/20/50	745,000	431,048
4.329% 9/21/28	2,500,000	2,350,116
4.50% 8/10/33	3,175,000	2,828,294
35

Schedules of investments

Delaware Ivy Corporate Bond Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
VZ Secured Financing 144A 5.00% 1/15/32 #	800,000	$629,296
		30,047,111
Consumer Cyclical — 7.33%
Amazon.com
2.50% 6/3/50	1,015,000	595,272
3.875% 8/22/37	7,500,000	6,406,273
Aptiv 3.10% 12/1/51	871,000	498,625
DR Horton 2.60% 10/15/25	3,620,000	3,388,901
Ford Motor Credit 6.95% 6/10/26	975,000	974,864
General Motors Financial
1.25% 1/8/26	1,375,000	1,229,363
2.40% 10/15/28	1,580,000	1,310,832
Home Depot 4.20% 4/1/43	4,700,000	3,855,067
Mercedes-Benz Finance North America 144A 5.10% 8/3/28 #	1,335,000	1,308,405
Toyota Motor Credit 5.25% 9/11/28	705,000	701,374
VICI Properties 4.95% 2/15/30	855,000	783,409
		21,052,385
Consumer Non-Cyclical — 7.87%
Amgen 2.80% 8/15/41	2,250,000	1,461,232
Boston Scientific 1.90% 6/1/25	1,000,000	940,098
Clorox 3.90% 5/15/28	5,512,000	5,145,178
CVS Health 2.70% 8/21/40	1,019,000	643,143
Gilead Sciences 5.55% 10/15/53	870,000	837,097
JBS USA LUX 3.00% 2/2/29	803,000	674,494
McCormick & Co. 0.90% 2/15/26	5,095,000	4,568,484
Merck & Co. 2.75% 12/10/51	1,585,000	958,563
Royalty Pharma
1.20% 9/2/25	3,750,000	3,409,881
3.30% 9/2/40	425,000	278,594
3.35% 9/2/51	522,000	302,553
3.55% 9/2/50	447,000	273,622
Universal Health Services 1.65% 9/1/26	2,965,000	2,614,692
US Foods 144A 4.75% 2/15/29 #	550,000	492,221
		22,599,852
Electric — 3.42%
Black Hills 1.037% 8/23/24	1,850,000	1,769,021
CenterPoint Energy Houston Electric 5.20% 10/1/28	830,000	824,049
Commonwealth Edison 2.75% 9/1/51	2,500,000	1,423,860
Constellation Energy Generation 6.50% 10/1/53	850,000	852,988
Duke Energy Carolinas 3.95% 11/15/28	429,000	402,953
Edison International 8.125% 6/15/53 µ	366,000	367,282
MidAmerican Energy 3.95% 8/1/47	1,000,000	758,095
Nevada Power 6.00% 3/15/54	560,000	547,552
NextEra Energy Capital Holdings 3.00% 1/15/52	285,000	168,608
Oglethorpe Power 4.50% 4/1/47	1,530,000	1,145,122
Southern California Edison 5.65% 10/1/28	1,170,000	1,168,454
Vistra Operations 144A 6.95% 10/15/33 #	420,000	412,435
		9,840,419
Energy — 5.62%
BP Capital Markets America 2.939% 6/4/51	2,505,000	1,532,134
Cheniere Energy Partners 4.50% 10/1/29	1,305,000	1,183,104
Colorado Interstate Gas 144A 4.15% 8/15/26 #	6,000,000	5,698,800
ConocoPhillips
5.05% 9/15/33	610,000	584,378
5.55% 3/15/54	665,000	632,547
Energy Transfer 5.30% 4/15/47	1,450,000	1,179,745
Kinder Morgan 4.80% 2/1/33	165,000	148,860
Occidental Petroleum 6.125% 1/1/31	796,000	785,357
ONEOK
5.65% 11/1/28	180,000	177,735
5.80% 11/1/30	550,000	538,754
6.05% 9/1/33	150,000	147,453
6.625% 9/1/53	445,000	436,273
Targa Resources Partners 5.00% 1/15/28	307,000	292,292
Williams Cos. 4.85% 3/1/48	3,500,000	2,799,939
		16,137,371
Finance Companies — 1.63%
AerCap Ireland Capital DAC
1.75% 1/30/26	975,000	880,386
3.00% 10/29/28	515,000	441,823
Air Lease
2.875% 1/15/32	530,000	413,466
4.125% 12/15/26 µ, ψ	1,454,000	1,085,122
Aviation Capital Group
144A 1.95% 1/30/26 #	437,000	393,120
144A 1.95% 9/20/26 #	355,000	310,172
144A 6.25% 4/15/28 #	300,000	293,653
36

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Finance Companies (continued)
Avolon Holdings Funding 144A 3.25% 2/15/27 #	960,000	$855,794
		4,673,536
Industrials — 0.52%
University of Southern California 3.028% 10/1/39	2,000,000	1,502,266
		1,502,266
Insurance — 5.94%
American International Group 5.125% 3/27/33	820,000	763,695
Aon 2.80% 5/15/30	4,950,000	4,123,586
Athene Global Funding 144A 1.985% 8/19/28 #	1,830,000	1,494,347
First American Financial 2.40% 8/15/31	2,400,000	1,783,002
Marsh & McLennan 5.70% 9/15/53	1,550,000	1,499,327
Principal Life Global Funding II 144A 3.00% 4/18/26 #	4,000,000	3,710,879
UnitedHealth Group 3.05% 5/15/41	5,240,000	3,699,982
		17,074,818
Natural Gas — 0.16%
Southern California Gas 4.30% 1/15/49	600,000	453,695
		453,695
Real Estate Investment Trusts — 1.33%
Extra Space Storage
2.35% 3/15/32	785,000	594,012
2.55% 6/1/31	4,140,000	3,226,962
		3,820,974
Technology — 20.26%
Adobe 2.30% 2/1/30	5,890,000	4,960,665
Alphabet 2.05% 8/15/50	2,646,000	1,446,190
Apple
2.65% 5/11/50	825,000	505,721
2.65% 2/8/51	825,000	500,834
2.70% 8/5/51	575,000	350,559
Autodesk 2.85% 1/15/30	4,616,000	3,915,670
Broadcom 144A 3.469% 4/15/34 #	1,260,000	990,129
CDW 3.276% 12/1/28	1,185,000	1,023,457
CoStar Group 144A 2.80% 7/15/30 #	2,817,000	2,272,132
Entegris Escrow 144A 4.75% 4/15/29 #	755,000	679,434
Equinix 2.625% 11/18/24	5,715,000	5,500,771
Fidelity National Information Services 1.65% 3/1/28	2,775,000	2,350,951
Fiserv 3.85% 6/1/25	5,500,000	5,318,617
Global Payments 2.65% 2/15/25	4,195,000	3,998,174
Microchip Technology 0.983% 9/1/24	4,476,000	4,273,832
Microsoft 2.921% 3/17/52	3,500,000	2,298,038
NXP 3.875% 6/18/26	2,200,000	2,092,520
PayPal Holdings 2.30% 6/1/30	890,000	728,050
ServiceNow 1.40% 9/1/30	3,977,000	3,055,631
Texas Instruments 3.875% 3/15/39	3,933,000	3,252,731
Thomson Reuters 3.35% 5/15/26	2,450,000	2,315,186
Visa 2.70% 4/15/40	5,065,000	3,571,009
VMware 4.50% 5/15/25	2,850,000	2,785,063
		58,185,364
Transportation — 1.50%
Air Canada 144A 3.875% 8/15/26 #	435,000	395,210
American Airlines 144A 5.50% 4/20/26 #	490,417	479,408
Burlington Northern Santa Fe 4.55% 9/1/44	2,000,000	1,686,281
Delta Air Lines 2020-1 Class AA Pass Through Trust 2.00% 12/10/29 t	8,206	7,170
ERAC USA Finance 144A 5.40% 5/1/53 #	420,000	388,441
United Airlines 2016-1 Class AA Pass Through Trust 3.10% 1/7/30 t	1,505,540	1,360,677
		4,317,187
Utilities — 1.03%
American Water Capital 4.15% 6/1/49	3,800,000	2,957,214
		2,957,214
Total Corporate Bonds (cost $336,452,175)		279,458,573

Municipal Bonds — 1.52%
Commonwealth of Puerto Rico (Restructured)
Series A-1 2.986% 7/1/24 ^	9,313	8,998
Series A-1 4.00% 7/1/35	41,688	36,328
GDB Debt Recovery Authority of Puerto Rico Revenue 7.50% 8/20/40	1,775,549	1,438,195
37

Schedules of investments

Delaware Ivy Corporate Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
New York City, New York Industrial Development Agency (Yankee Stadium Project) 144A 11.00% 3/1/29 #	2,537,000	$2,881,651
Total Municipal Bonds (cost $4,272,285)		4,365,172

Sovereign Bonds — 0.62% Δ
Colombia — 0.27%
Colombia Government International Bond 3.25% 4/22/32	1,075,000	774,960
		774,960
Mexico — 0.35%
Mexico Government International Bond 3.75% 4/19/71	1,750,000	1,002,215
		1,002,215
Total Sovereign Bonds (cost $2,796,026)		1,777,175

US Treasury Obligations — 0.69%
US Treasury Bond 3.625% 2/15/53	635,000	525,314
US Treasury Notes
3.50% 1/31/30	560,000	524,978
4.50% 9/30/28	935,000	935,657
Total US Treasury Obligations (cost $2,116,617)		1,985,949

	Number of shares
Short-Term Investments — 0.25%
Money Market Mutual Funds — 0.25%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.24%)	181,305	181,305
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.23%)	181,305	181,305
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	181,305	181,305
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	181,305	181,305
Total Short-Term Investments (cost $725,220)		725,220
Total Value of Securities—100.37% (cost $346,362,323)		$288,312,089
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at September 30, 2023. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2023, the aggregate value of Rule 144A securities was $39,089,627, which represents 13.61% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”
‡	Non-income producing security. Security is currently in default.
t	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
Δ	Securities have been classified by country of risk.

Summary of abbreviations:

DAC – Designated Activity Company

USD –US Dollar

See accompanying notes, which are an integral part of the financial statements.

38

Delaware Ivy Government Securities Fund	September 30, 2023
	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 2.44%
Freddie Mac REMICs
Series 4568 DA 3.00% 4/15/46	797,591	$703,499
Series 4764 PA 3.00% 10/15/45	315,149	294,404
Series 4922 PA 2.50% 7/25/49	717,703	603,249
Series 4953 PC 2.00% 8/25/49	1,592,707	1,304,907
GNMA Series 2004-31 ZB 5.00% 4/20/34	845,790	830,384
Total Agency Collateralized Mortgage Obligations (cost $4,416,277)		3,736,443

Agency Commercial Mortgage-Backed Securities — 14.12%
Fannie Mae - Aces
Series 2016-M6 A2 2.488% 5/25/26	1,627,865	1,517,771
Series 2016-M11 A2 2.369% 7/25/26 •	5,359,233	4,955,121
Freddie Mac Multifamily
Structured Pass Through Certificates
Series K048 A2 3.284% 6/25/25 t , •	3,890,000	3,752,229
Series K068 X1 0.552% 8/25/27 S, t , •	64,148,201	894,810
Series K076 A2 3.90% 4/25/28 t	4,000,000	3,796,837
Series K729 A2 3.136% 10/25/24 t	1,000,000	974,696
Series KIR3 A2 3.281% 8/25/27 t	5,460,000	5,087,462
Series KW02 A1 2.896% 4/25/26 t	625,218	612,388
Total Agency Commercial Mortgage-Backed Securities (cost $23,889,424)		21,591,314

Agency Mortgage-Backed Securities — 37.27%
Fannie Mae S.F. 20 yr
4.00% 12/1/31	421,459	391,277
4.00% 8/1/42	177,321	160,481
4.00% 9/1/42	433,726	391,746
5.50% 8/1/43	779,405	762,173
Fannie Mae S.F. 30 yr
2.00% 3/1/51	1,116,447	853,265
2.50% 4/1/51	2,116,419	1,685,124
2.50% 11/1/51	868,489	690,865
2.50% 1/1/52	1,281,168	1,018,651
2.50% 2/1/52	1,187,120	948,097
3.00% 8/1/49	1,766,070	1,486,590
3.00% 10/1/49	557,074	465,336
Fannie Mae S.F. 30 yr
3.00% 3/1/50	3,327,711	2,795,651
3.50% 6/1/52	3,803,987	3,273,892
4.00% 6/1/52	1,412,054	1,258,365
4.50% 4/1/50	883,419	826,397
4.50% 9/1/52	301,102	276,576
4.50% 10/1/52	1,534,112	1,409,188
4.50% 2/1/53	799,376	734,316
5.00% 6/1/52	1,760,726	1,662,960
5.00% 9/1/52	1,925,512	1,818,295
5.00% 10/1/52	110,302	104,143
5.50% 10/1/52	1,255,911	1,217,884
5.50% 11/1/52	1,052,812	1,019,911
5.50% 3/1/53	3,009,648	2,909,624
6.00% 12/1/52	2,178,216	2,150,917
6.00% 6/1/53	2,950,448	2,912,733
Freddie Mac S.F. 30 yr
2.00% 3/1/52	2,213,314	1,685,667
2.50% 2/1/52	4,015,051	3,200,137
3.50% 6/1/47	943,587	826,202
3.50% 4/1/52	1,794,069	1,551,039
4.00% 8/1/52	452,568	404,230
4.00% 9/1/52	1,822,599	1,625,742
4.50% 9/1/52	3,667,539	3,374,569
4.50% 10/1/52	1,543,966	1,418,199
5.00% 10/1/52	623,898	589,060
5.00% 6/1/53	216,693	204,705
5.50% 9/1/52	2,678,389	2,621,458
5.50% 11/1/52	1,028,959	997,997
5.50% 3/1/53	1,760,231	1,709,301
GNMA II S.F. 30 yr
3.00% 1/20/52	562,742	477,062
5.50% 5/20/53	1,742,514	1,691,786
6.00% 5/20/53	1,398,607	1,393,533
Total Agency Mortgage-Backed Securities (cost $60,662,651)		56,995,144

Agency Obligations — 1.25%
Federal Home Loan Mortgage
4.00% 2/28/25	980,000	958,936
4.20% 8/28/25	980,000	957,789
Total Agency Obligations (cost $1,960,000)		1,916,725

US Treasury Obligations — 43.94%
US Treasury Bonds
1.375% 11/15/40	655,000	387,934
1.375% 8/15/50	845,000	412,598
1.875% 2/15/41	800,000	516,406
2.50% 2/15/45	13,815,000	9,385,296
3.625% 2/15/53	7,490,000	6,196,219
39

Schedules of investments

Delaware Ivy Government Securities Fund

	Principal amount°	Value (US $)
US Treasury Obligations (continued)
US Treasury Bonds 4.50% 8/15/39	3,190,000	$3,090,375
US Treasury Floating Rate Note 5.528% (USBMMY3M + 0.13%) 7/31/25 •	695,000	694,437
US Treasury Notes
1.125% 2/15/31	5,495,000	4,335,469
1.625% 2/15/26	4,218,000	3,907,911
2.25% 11/15/25	600,000	567,000
2.875% 8/15/28	1,890,000	1,745,518
3.375% 5/15/33	1,490,000	1,351,477
3.50% 1/31/30	1,900,000	1,781,176
3.875% 12/31/29	2,395,000	2,294,616
4.00% 10/31/29	10,945,000	10,569,194
4.125% 10/31/27	2,465,000	2,412,908
4.125% 11/15/32	10,810,000	10,427,428
4.375% 8/31/28	4,590,000	4,544,817
4.50% 9/30/28	2,575,000	2,576,810
Total US Treasury Obligations (cost $73,568,421)		67,197,589
Total Value of Securities—99.02% (cost $164,496,773)		$151,437,215
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at September 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
t	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
∑	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.

The following futures contracts were outstanding at September 30, 2023:1

Futures Contracts
Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
87	US Treasury 5 yr Notes	$9,166,266	$9,247,352	12/29/23	$(81,086)	$13,594
18	US Treasury 10 yr Notes	1,945,125	1,981,170	12/19/23	(36,045)	3,656
	Total Futures Contracts		$11,228,522		$(117,131)	$17,250

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the variation margin is reflected in the Fund’s net assets.

[1]	See Note 9 in “Notes to financial statements.”

Summary of abbreviations:

GNMA – Government National Mortgage Association

S.F. – Single Family

SOFR01M – Secured Overnight Financing Rate 1 Month

SOFR03M – Secured Overnight Financing Rate 3 Month

USBMMY3M – US Treasury 3 Month Bill Money Market Yield

USD – US Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

40

Delaware Ivy High Yield Fund	September 30, 2023
	Principal amount°	Value (US $)
Corporate Bonds — 95.73%
Automotive — 2.40%
Ford Motor 4.75% 1/15/43	220,000	$160,815
Ford Motor Credit
3.375% 11/13/25	150,000	139,300
4.125% 8/17/27	150,000	136,744
4.542% 8/1/26	165,000	155,032
Goodyear Tire & Rubber 5.25% 7/15/31	170,000	140,834
		732,725
Basic Industry — 7.47%
Arsenal AIC Parent 144A 8.00% 10/1/30 #	100,000	99,627
Chemours 144A 5.75% 11/15/28 #	310,000	269,354
First Quantum Minerals
144A 7.50% 4/1/25 #	200,000	199,872
144A 8.625% 6/1/31 #	260,000	259,072
FMG Resources August 2006
144A 5.875% 4/15/30 #	220,000	201,437
144A 6.125% 4/15/32 #	95,000	86,526
Novelis 144A 4.75% 1/30/30 #	420,000	364,052
Roller Bearing Co. of America 144A 4.375% 10/15/29 #	340,000	292,880
Standard Industries 144A 3.375% 1/15/31 #	310,000	240,013
Vibrantz Technologies 144A 9.00% 2/15/30 #	330,000	263,100
		2,275,933
Capital Goods — 4.65%
Ardagh Metal Packaging Finance USA 144A 4.00% 9/1/29 #	200,000	156,785
Bombardier
144A 6.00% 2/15/28 #	206,000	187,092
144A 7.50% 2/1/29 #	100,000	95,026
Clydesdale Acquisition Holdings
144A 6.625% 4/15/29 #	50,000	46,538
144A 8.75% 4/15/30 #	135,000	115,984
Mauser Packaging Solutions Holding
144A 7.875% 8/15/26 #	350,000	338,058
144A 9.25% 4/15/27 #	105,000	91,925
Sealed Air 144A 5.00% 4/15/29 #	140,000	126,042
TransDigm 144A 6.875% 12/15/30 #	265,000	260,156
		1,417,606
Consumer Goods — 1.02%
Acushnet 144A 7.375% 10/15/28 #	60,000	60,525
Cerdia Finanz 144A 10.50% 2/15/27 #	165,000	162,662
Pilgrim’s Pride 4.25% 4/15/31	105,000	87,715
		310,902
Electric — 2.58%
Calpine
144A 4.625% 2/1/29 #	50,000	41,938
144A 5.125% 3/15/28 #	275,000	245,186
Vistra
144A 7.00% 12/15/26 #, µ, ψ	365,000	333,433
144A 8.00% 10/15/26 #, µ, ψ	175,000	166,786
		787,343
Energy — 15.34%
Ascent Resources Utica Holdings 144A 5.875% 6/30/29 #	270,000	243,104
Callon Petroleum
144A 7.50% 6/15/30 #	125,000	121,356
144A 8.00% 8/1/28 #	405,000	405,939
CNX Midstream Partners 144A 4.75% 4/15/30 #	125,000	104,202
CNX Resources 144A 6.00% 1/15/29 #	250,000	233,841
Crestwood Midstream Partners 144A 7.375% 2/1/31 #	160,000	163,137
EQM Midstream Partners 144A 4.75% 1/15/31 #	274,000	236,159
Genesis Energy
7.75% 2/1/28	275,000	260,999
8.00% 1/15/27	314,000	303,018
Hilcorp Energy I
144A 6.00% 4/15/30 #	350,000	315,971
144A 6.00% 2/1/31 #	30,000	26,507
144A 6.25% 4/15/32 #	138,000	122,850
Murphy Oil 6.375% 7/15/28	433,000	426,033
NuStar Logistics
6.00% 6/1/26	157,000	152,480
6.375% 10/1/30	159,000	150,784
Southwestern Energy
5.375% 2/1/29	108,000	99,565
5.375% 3/15/30	269,000	245,397
Transocean 144A 8.00% 2/1/27 #	165,000	158,993
USA Compression Partners
6.875% 4/1/26	346,000	339,287
6.875% 9/1/27	60,000	58,229
Vital Energy 144A 7.75% 7/31/29 #	280,000	260,764
Weatherford International 144A 8.625% 4/30/30 #	245,000	247,092
		4,675,707
Financial Services — 3.40%
AerCap Holdings 5.875% 10/10/79 µ	399,000	388,599
Air Lease 4.65% 6/15/26 µ, ψ	230,000	203,122
Castlelake Aviation Finance DAC 144A 5.00% 4/15/27 #	297,000	271,600
41

Schedules of investments

Delaware Ivy High Yield Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Financial Services (continued)
Midcap Financial Issuer Trust 144A 6.50% 5/1/28 #	200,000	$172,886
		1,036,207
Healthcare — 6.88%
AthenaHealth Group 144A 6.50% 2/15/30 #	160,000	134,023
Avantor Funding 144A 3.875% 11/1/29 #	220,000	188,273
Bausch Health 144A 6.125% 2/1/27 #	335,000	208,888
Catalent Pharma Solutions
144A 3.125% 2/15/29 #	72,000	59,120
144A 3.50% 4/1/30 #	15,000	12,369
Cheplapharm Arzneimittel 144A 5.50% 1/15/28 #	240,000	218,030
CHS 144A 5.25% 5/15/30 #	235,000	178,949
DaVita 144A 4.625% 6/1/30 #	185,000	152,137
Medline Borrower
144A 3.875% 4/1/29 #	208,000	176,033
144A 5.25% 10/1/29 #	262,000	226,763
Organon & Co. 144A 5.125% 4/30/31 #	250,000	200,686
Tenet Healthcare
4.375% 1/15/30	240,000	206,736
6.125% 10/1/28	145,000	136,253
		2,098,260
Insurance — 5.39%
HUB International 144A 5.625% 12/1/29 #	495,000	431,644
Jones Deslauriers Insurance Management
144A 8.50% 3/15/30 #	375,000	378,179
144A 10.50% 12/15/30 #	245,000	249,718
NFP
144A 6.875% 8/15/28 #	320,000	274,534
144A 7.50% 10/1/30 #	110,000	105,783
USI 144A 6.875% 5/1/25 #	205,000	203,641
		1,643,499
Leisure — 7.19%
Boyd Gaming 144A 4.75% 6/15/31 #	510,000	434,607
Caesars Entertainment
144A 7.00% 2/15/30 #	55,000	53,577
144A 8.125% 7/1/27 #	148,000	148,818
Carnival
144A 5.75% 3/1/27 #	237,000	214,743
144A 6.00% 5/1/29 #	240,000	204,997
Carnival 144A 7.625% 3/1/26 #	118,000	114,869
Light & Wonder International 144A 7.25% 11/15/29 #	275,000	269,803
Royal Caribbean Cruises
144A 5.375% 7/15/27 #	68,000	62,998
144A 5.50% 4/1/28 #	338,000	310,229
144A 7.25% 1/15/30 #	80,000	79,379
Scientific Games Holdings 144A 6.625% 3/1/30 #	345,000	298,014
		2,192,034
Media — 10.66%
AMC Networks 4.25% 2/15/29	270,000	166,050
Arches Buyer 144A 6.125% 12/1/28 #	315,000	256,074
CCO Holdings 144A 4.50% 8/15/30 #	680,000	559,040
CMG Media 144A 8.875% 12/15/27 #	390,000	305,852
CSC Holdings
144A 4.625% 12/1/30 #	225,000	119,909
144A 5.00% 11/15/31 #	275,000	147,733
Cumulus Media New Holdings 144A 6.75% 7/1/26 #	265,000	201,122
Directv Financing 144A 5.875% 8/15/27 #	395,000	349,753
DISH DBS 144A 5.75% 12/1/28 #	370,000	285,131
Gray Escrow II 144A 5.375% 11/15/31 #	135,000	88,523
Gray Television 144A 4.75% 10/15/30 #	245,000	162,613
Nexstar Media 144A 4.75% 11/1/28 #	180,000	149,205
Sirius XM Radio 144A 4.125% 7/1/30 #	570,000	457,009
		3,248,014
Retail — 5.94%
Asbury Automotive Group 4.75% 3/1/30	185,000	158,455
Bath & Body Works
6.875% 11/1/35	215,000	192,260
6.95% 3/1/33	220,000	197,101
LSF9 Atlantis Holdings 144A 7.75% 2/15/26 #	374,000	340,154
Michaels
144A 5.25% 5/1/28 #	145,000	115,969
144A 7.875% 5/1/29 #	110,000	71,965
Murphy Oil USA
144A 3.75% 2/15/31 #	75,000	61,310
4.75% 9/15/29	400,000	361,120
42

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Retail (continued)
PetSmart 144A 7.75% 2/15/29 #	335,000	$312,549
		1,810,883
Services — 5.14%
CDW 3.569% 12/1/31	375,000	309,263
Prime Security Services Borrower
144A 3.375% 8/31/27 #	270,000	236,816
144A 5.75% 4/15/26 #	185,000	179,677
Staples 144A 7.50% 4/15/26 #	409,000	336,981
United Rentals North America 3.875% 2/15/31	185,000	154,127
White Cap Buyer 144A 6.875% 10/15/28 #	223,000	197,363
White Cap Parent 144A PIK 8.25% 3/15/26 #, >	157,000	151,675
		1,565,902
Technology & Electronics — 5.77%
Clarios Global 144A 8.50% 5/15/27 #	255,000	254,747
CommScope 144A 8.25% 3/1/27 #	110,000	72,040
CommScope Technologies 144A 6.00% 6/15/25 #	197,000	187,792
Entegris Escrow 144A 5.95% 6/15/30 #	365,000	338,883
Micron Technology 5.875% 9/15/33	170,000	162,054
NCR 144A 5.125% 4/15/29 #	259,000	228,462
Seagate HDD Cayman
5.75% 12/1/34	100,000	84,564
144A 8.25% 12/15/29 #	90,000	92,515
Sensata Technologies 144A 4.00% 4/15/29 #	160,000	137,927
SS&C Technologies 144A 5.50% 9/30/27 #	210,000	198,380
		1,757,364
Telecommunications — 9.19%
Altice France 144A 5.50% 10/15/29 #	330,000	237,793
Altice France Holding 144A 6.00% 2/15/28 #	200,000	99,188
Connect Finco 144A 6.75% 10/1/26 #	380,000	354,900
Consolidated Communications
144A 5.00% 10/1/28 #	130,000	96,703
144A 6.50% 10/1/28 #	350,000	274,313
Digicel International Finance 144A 8.75% 5/25/24 #	235,000	211,915
Frontier Communications Holdings
144A 5.00% 5/1/28 #	45,000	38,478
144A 5.875% 10/15/27 #	365,000	332,303
5.875% 11/1/29	120,000	87,774
144A 6.75% 5/1/29 #	120,000	92,482
Frontier Communications Holdings 144A 8.75% 5/15/30 #	70,000	66,537
Northwest Fiber 144A 4.75% 4/30/27 #	330,000	294,038
Sable International Finance 144A 5.75% 9/7/27 #	200,000	181,705
Vmed O2 UK Financing I 144A 4.75% 7/15/31 #	240,000	194,176
VZ Secured Financing 144A 5.00% 1/15/32 #	305,000	239,919
		2,802,224
Transportation — 2.71%
Air Canada 144A 3.875% 8/15/26 #	235,000	213,504
American Airlines 144A 5.75% 4/20/29 #	187,615	174,646
Azul Secured Finance 144A 11.93% 8/28/28 #	200,000	198,328
Grupo Aeromexico 144A 8.50% 3/17/27 #	255,000	238,995
		825,473
Total Corporate Bonds (cost $31,317,161)		29,180,076

	Number of shares
Short-Term Investments — 2.83%
Money Market Mutual Funds — 2.83%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.24%)	216,051	216,051
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.23%)	216,052	216,052
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	216,052	216,052
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	216,051	216,051
Total Short-Term Investments (cost $864,206)		864,206
Total Value of Securities—98.56% (cost $32,181,367)		$30,044,282
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
43

Schedules of investments

Delaware Ivy High Yield Fund

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2023, the aggregate value of Rule 144A securities was $23,516,366, which represents 77.15% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at September 30, 2023. Rate will reset at a future date.
Ψ	Perpetual security. Maturity date represents next call date.
>	PIK. 100% of the income received was in the form of cash.

Summary of abbreviations:

DAC – Designated Activity Company

PIK – Payment-in-kind

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

44

Delaware Ivy Multi-Asset Income Fund	September 30, 2023
	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities — 2.75%
Fannie Mae S.F. 15 yr
2.00% 3/1/37	47,000	$40,558
2.50% 8/1/36	49,868	43,948
Fannie Mae S.F. 20 yr
4.00% 9/1/42	59,637	53,865
Fannie Mae S.F. 30 yr
2.00% 3/1/51	222,174	169,801
3.00% 1/1/50	316,434	264,523
3.00% 2/1/52	69,755	57,985
3.50% 6/1/51	271,403	234,502
3.50% 6/1/52	147,275	126,752
4.00% 5/1/51	44,756	40,450
4.50% 1/1/50	123,654	116,818
4.50% 10/1/52	114,823	105,473
4.50% 2/1/53	199,601	183,355
5.00% 9/1/52	11,052	10,437
5.50% 8/1/52	132,584	128,177
5.50% 10/1/52	6,343	6,158
5.50% 3/1/53	178,147	172,227
6.00% 6/1/53	51,612	50,952
Freddie Mac S.F. 20 yr 3.00% 5/1/40	270,874	234,073
Freddie Mac S.F. 30 yr
2.50% 7/1/50	402,910	322,739
4.00% 8/1/52	166,288	148,527
4.00% 9/1/52	43,828	39,049
4.50% 10/1/52	54,504	50,064
5.00% 7/1/52	207,415	195,898
5.50% 9/1/52	29,920	29,055
5.50% 10/1/52	79,712	77,062
Total Agency Mortgage-Backed Securities (cost $3,248,177)		2,902,448

Convertible Bond — 0.64%
New Cotai 5.00% exercise price $0.40, maturity date 2/2/27 =	360,230	681,812
Total Convertible Bond (cost $349,337)		681,812

Corporate Bonds — 36.20%
Banking — 1.04%
Bank of America
2.972% 2/4/33 µ	75,000	59,170
5.819% 9/15/29 µ	25,000	24,704
5.872% 9/15/34 µ	30,000	29,211
6.204% 11/10/28 µ	95,000	95,464
Citigroup
5.61% 9/29/26 µ	95,000	94,054
6.174% 5/25/34 µ	36,000	34,427
Fifth Third Bancorp 6.361% 10/27/28 µ	43,000	42,642
Goldman Sachs Group
1.542% 9/10/27 µ	180,000	157,666
3.102% 2/24/33 µ	50,000	40,002
Huntington Bancshares 6.208% 8/21/29 µ	65,000	63,623
JPMorgan Chase & Co.
1.953% 2/4/32 µ	220,000	166,950
5.35% 6/1/34 µ	45,000	42,699
KeyBank 5.85% 11/15/27	30,000	28,547
Morgan Stanley
5.25% 4/21/34 µ	21,000	19,511
5.424% 7/21/34 µ	75,000	70,779
6.296% 10/18/28 µ	33,000	33,265
SVB Financial Group 4.57% 4/29/33 µ, ‡	74,000	46,806
US Bancorp 4.653% 2/1/29 µ	56,000	52,427
		1,101,947
Basic Industry — 1.77%
BHP Billiton Finance USA 5.25% 9/8/30	60,000	58,643
Chemours 144A 5.75% 11/15/28 #	455,000	395,343
First Quantum Minerals
144A 6.875% 10/15/27 #	200,000	192,141
144A 8.625% 6/1/31 #	330,000	328,823
FMG Resources August 2006 144A 5.875% 4/15/30 #	400,000	366,249
Novelis 144A 4.75% 1/30/30 #	500,000	433,395
Sherwin-Williams 3.30% 5/15/50	145,000	92,446
		1,867,040
Brokerage — 0.54%
Jefferies Financial Group 5.875% 7/21/28	156,000	152,761
NFP
144A 6.875% 8/15/28 #	309,000	265,097
144A 7.50% 10/1/30 #	155,000	149,058
		566,916
Capital Goods — 3.47%
ARD Finance 144A PIK 6.50% 6/30/27 #, >	320,000	241,933
45

Schedules of investments

Delaware Ivy Multi-Asset Income Fund

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)
Ardagh Metal Packaging Finance USA
144A 3.25% 9/1/28 #		150,000	$125,239
144A 4.00% 9/1/29 #		200,000	156,785
Bombardier
144A 6.00% 2/15/28 #		270,000	245,218
144A 7.50% 2/1/29 #		118,000	112,130
Canpack 144A 3.875% 11/15/29 #		154,000	126,025
Clydesdale Acquisition Holdings 144A 8.75% 4/15/30 #		165,000	141,758
CP Atlas Buyer 144A 7.00% 12/1/28 #		395,000	310,295
GFL Environmental 144A 5.125% 12/15/26 #		78,000	74,381
Mauser Packaging Solutions Holding
144A 7.875% 8/15/26 #		350,000	338,058
144A 9.25% 4/15/27 #		125,000	109,434
Roller Bearing Co. of America 144A 4.375% 10/15/29 #		360,000	310,108
Sealed Air 144A 5.00% 4/15/29 #		220,000	198,066
Standard Industries
144A 3.375% 1/15/31 #		320,000	247,756
144A 4.375% 7/15/30 #		40,000	33,170
144A 4.75% 1/15/28 #		38,000	34,324
TransDigm 144A 6.875% 12/15/30 #		340,000	333,785
Wesco Aircraft Holdings 144A 8.50% 11/15/24 #, ‡		657,000	26,280
White Cap Buyer 144A 6.875% 10/15/28 #		345,000	305,337
White Cap Parent 144A PIK 8.25% 3/15/26 #, >		203,000	196,115
			3,666,197
Communications — 7.20%
Advantage Sales & Marketing 144A 6.50% 11/15/28 #		311,000	268,157
Altice France 144A 5.125% 7/15/29 #		254,000	180,951
AMC Networks 4.25% 2/15/29		340,000	209,100
AT&T 3.50% 9/15/53		110,000	68,024
CCO Holdings
144A 4.50% 8/15/30 #		696,000	572,194
144A 5.375% 6/1/29 #		245,000	220,068
Charter Communications Operating 3.85% 4/1/61		95,000	53,155
CMG Media 144A 8.875% 12/15/27 #		485,000	380,354
Comcast 4.55% 1/15/29		45,000	43,226
Connect Finco 144A 6.75% 10/1/26 #		200,000	186,789
Consolidated Communications
144A 5.00% 10/1/28 #		122,000	90,752
144A 6.50% 10/1/28 #		620,000	485,925
CSC Holdings
144A 5.00% 11/15/31 #		254,000	136,452
144A 5.375% 2/1/28 #		285,000	232,404
144A 5.75% 1/15/30 #		402,000	225,830
Cumulus Media New Holdings 144A 6.75% 7/1/26 #		420,000	318,759
Digicel International Finance 144A 8.75% 5/25/24 #		411,000	370,625
Directv Financing 144A 5.875% 8/15/27 #		338,000	299,282
DISH DBS 144A 5.75% 12/1/28 #		385,000	296,691
Frontier Communications Holdings
144A 5.00% 5/1/28 #		186,000	159,043
144A 5.875% 10/15/27 #		359,000	326,840
5.875% 11/1/29		310,847	227,370
144A 6.00% 1/15/30 #		200,000	146,554
144A 6.75% 5/1/29 #		174,000	134,100
Gray Escrow II 144A 5.375% 11/15/31 #		500,000	327,864
Gray Television 144A 4.75% 10/15/30 #		165,000	109,515
Matterhorn Telecom 3.125% 9/15/26	EUR	69,000	68,072
Northwest Fiber 144A 4.75% 4/30/27 #		530,000	472,243
Sable International Finance 144A 5.75% 9/7/27 #		240,000	218,046
Sirius XM Radio 144A 4.125% 7/1/30 #		595,000	477,053
T-Mobile USA 5.75% 1/15/34		25,000	24,397
Vmed O2 UK Financing I 144A 4.75% 7/15/31 #		265,000	214,403
Warnermedia Holdings 5.141% 3/15/52		90,000	66,927
			7,611,165
Consumer Cyclical — 5.67%
Allison Transmission 144A 5.875% 6/1/29 #		440,000	415,338
Amazon.com 2.50% 6/3/50		105,000	61,580
Arches Buyer 144A 6.125% 12/1/28 #		409,000	332,490
46

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Asbury Automotive Group
144A 4.625% 11/15/29 #	3,000	$2,581
4.75% 3/1/30	235,830	201,991
Bath & Body Works 6.875% 11/1/35	375,000	335,338
Boyd Gaming
4.75% 12/1/27	350,000	322,861
144A 4.75% 6/15/31 #	15,000	12,783
Caesars Entertainment
144A 7.00% 2/15/30 #	75,000	73,059
144A 8.125% 7/1/27 #	194,000	195,072
Carnival
144A 5.75% 3/1/27 #	181,000	164,002
144A 6.00% 5/1/29 #	85,000	72,603
144A 7.625% 3/1/26 #	481,000	468,239
Clarios Global 144A 8.50% 5/15/27 #	240,000	239,762
Ford Motor 4.75% 1/15/43	210,000	153,505
Ford Motor Credit 7.35% 3/6/30	200,000	202,757
Light & Wonder International 144A 7.25% 11/15/29 #	335,000	328,669
LSF9 Atlantis Holdings 144A 7.75% 2/15/26 #	526,000	478,398
Michaels
144A 5.25% 5/1/28 #	163,000	130,365
144A 7.875% 5/1/29 #	122,000	79,816
Murphy Oil USA 4.75% 9/15/29	60,000	54,168
PetSmart 144A 7.75% 2/15/29 #	340,000	317,214
Royal Caribbean Cruises
144A 5.50% 4/1/28 #	339,000	311,147
144A 7.25% 1/15/30 #	100,000	99,224
Scientific Games Holdings 144A 6.625% 3/1/30 #	415,000	358,481
Staples
144A 7.50% 4/15/26 #	514,000	423,491
144A 10.75% 4/15/27 #	162,000	95,341
VICI Properties 4.95% 2/15/30	75,000	68,720
		5,998,995
Consumer Non-Cyclical — 3.03%
Acushnet 144A 7.375% 10/15/28 #	75,000	75,656
Amgen
5.25% 3/2/30	45,000	43,982
5.25% 3/2/33	37,000	35,387
Catalent Pharma Solutions
144A 3.125% 2/15/29 #	100,000	82,111
144A 3.50% 4/1/30 #	10,000	8,246
CHS 144A 5.25% 5/15/30 #	300,000	228,446
CVS Health 2.70% 8/21/40	135,000	85,205
DaVita
144A 3.75% 2/15/31 #	160,000	121,769
144A 4.625% 6/1/30 #	100,000	82,236
Endo Luxembourg Finance I 144A 6.125% 4/1/29 #, ‡	38,000	27,054
Gilead Sciences 5.55% 10/15/53	40,000	38,487
HCA 3.50% 7/15/51	42,000	26,264
Heartland Dental 144A 8.50% 5/1/26 #	347,000	327,464
JBS USA LUX 3.00% 2/2/29	120,000	100,796
MajorDrive Holdings IV 144A 6.375% 6/1/29 #	334,000	275,244
Medline Borrower
144A 3.875% 4/1/29 #	504,000	426,542
144A 5.25% 10/1/29 #	325,000	281,290
Par Pharmaceutical 144A 7.50% 4/1/27 #, ‡	454,000	324,147
Pfizer Investment Enterprises
4.75% 5/19/33	65,000	61,469
5.11% 5/19/43	50,000	45,947
5.30% 5/19/53	40,000	37,196
Tenet Healthcare
4.375% 1/15/30	305,000	262,727
6.125% 10/1/28	190,000	178,539
Zoetis 5.40% 11/14/25	25,000	24,899
		3,201,103
Electric — 1.29%
Berkshire Hathaway Energy 2.85% 5/15/51	60,000	34,661
Calpine
144A 5.00% 2/1/31 #	250,000	202,453
144A 5.125% 3/15/28 #	235,000	209,522
Duke Energy Carolinas 4.95% 1/15/33	40,000	38,045
Fells Point Funding Trust 144A 3.046% 1/31/27 #	100,000	90,734
NextEra Energy Capital Holdings
3.00% 1/15/52	40,000	23,664
5.749% 9/1/25	20,000	19,950
Vistra 144A 7.00% 12/15/26 #, µ, Ψ	715,000	653,163
47

Schedules of investments

Delaware Ivy Multi-Asset Income Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
Vistra Operations 144A 4.30% 7/15/29 #	109,000	$95,400
		1,367,592
Energy — 6.17%
Ascent Resources Utica Holdings
144A 5.875% 6/30/29 #	309,000	278,219
144A 7.00% 11/1/26 #	214,000	209,241
Bellatrix Exploration 12.50% 12/15/23 =	193,000	0
Callon Petroleum
144A 7.50% 6/15/30 #	145,000	140,773
144A 8.00% 8/1/28 #	295,000	295,684
Cheniere Energy Partners 4.50% 10/1/29	70,000	63,461
CNX Midstream Partners 144A 4.75% 4/15/30 #	155,000	129,210
CNX Resources 144A 6.00% 1/15/29 #	325,000	303,993
Crestwood Midstream Partners
144A 5.625% 5/1/27 #	72,000	69,072
144A 7.375% 2/1/31 #	185,000	188,627
Diamondback Energy 4.25% 3/15/52	74,000	52,630
EQM Midstream Partners
144A 4.75% 1/15/31 #	360,000	310,282
6.50% 7/15/48	130,000	114,463
Genesis Energy
7.75% 2/1/28	300,000	284,726
8.00% 1/15/27	324,000	312,668
Hilcorp Energy I
144A 6.00% 2/1/31 #	225,000	198,800
144A 6.25% 4/15/32 #	520,000	462,914
Murphy Oil 6.375% 7/15/28	655,000	644,460
NuStar Logistics
6.00% 6/1/26	201,000	195,214
6.375% 10/1/30	200,000	189,666
Occidental Petroleum 6.125% 1/1/31	64,000	63,144
ONEOK
5.65% 11/1/28	20,000	19,748
5.80% 11/1/30	25,000	24,489
6.05% 9/1/33	45,000	44,236
6.625% 9/1/53	45,000	44,118
Southwestern Energy 5.375% 3/15/30	490,000	447,006
Transocean 144A 8.00% 2/1/27 #	210,000	202,355
USA Compression Partners
6.875% 4/1/26	190,000	186,314
6.875% 9/1/27	285,000	276,586
Vital Energy 10.125% 1/15/28	440,000	448,970
Weatherford International 144A 8.625% 4/30/30 #	320,000	322,733
		6,523,802
Finance Companies — 0.77%
AerCap Holdings 5.875% 10/10/79 µ	385,000	374,964
Air Lease
2.875% 1/15/32	35,000	27,304
4.65% 6/15/26 µ, Ψ	335,000	295,851
Aviation Capital Group
144A 3.50% 11/1/27 #	105,000	92,804
144A 6.25% 4/15/28 #	20,000	19,577
		810,500
Insurance — 1.35%
American International Group 5.125% 3/27/33	105,000	97,790
Ardonagh Midco 2 144A PIK 11.50% 1/15/27 #, >	282,744	277,796
Berkshire Hathaway Finance 3.85% 3/15/52	95,000	70,924
HUB International 144A 5.625% 12/1/29 #	265,000	231,082
Jones Deslauriers Insurance Management
144A 8.50% 3/15/30 #	290,000	292,458
144A 10.50% 12/15/30 #	215,000	219,141
Marsh & McLennan 5.70% 9/15/53	60,000	58,039
UnitedHealth Group
4.20% 5/15/32	79,000	72,130
4.50% 4/15/33	56,000	51,843
5.05% 4/15/53	65,000	58,208
		1,429,411
Natural Gas — 0.03%
Atmos Energy 2.85% 2/15/52	45,000	27,025
		27,025
Real Estate Investment Trusts — 0.03%
American Homes 4 Rent 3.625% 4/15/32	45,000	37,266
		37,266
Technology — 3.04%
Autodesk 2.40% 12/15/31	35,000	27,609
48

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Technology (continued)
CDW
3.276% 12/1/28	45,000	$38,866
3.569% 12/1/31	470,000	387,609
CommScope 144A 8.25% 3/1/27 #	140,000	91,687
CommScope Technologies 144A 6.00% 6/15/25 #	257,000	244,987
Entegris Escrow
144A 4.75% 4/15/29 #	239,000	215,079
144A 5.95% 6/15/30 #	525,000	487,435
Iron Mountain 144A 5.25% 7/15/30 #	715,000	625,543
NCR
144A 5.00% 10/1/28 #	318,000	284,937
144A 5.25% 10/1/30 #	271,000	233,812
Oracle 3.60% 4/1/50	77,000	49,852
Seagate HDD Cayman
5.75% 12/1/34	123,000	104,013
144A 8.25% 12/15/29 #	115,000	118,214
Sensata Technologies 144A 4.00% 4/15/29 #	360,000	310,335
		3,219,978
Transportation — 0.80%
American Airlines 144A 5.75% 4/20/29 #	238,142	221,681
Azul Secured Finance 144A 11.93% 8/28/28 #	240,000	237,993
Burlington Northern Santa Fe 2.875% 6/15/52	55,000	33,914
ERAC USA Finance
144A 4.90% 5/1/33 #	55,000	51,834
144A 5.40% 5/1/53 #	20,000	18,497
Grupo Aeromexico 144A 8.50% 3/17/27 #	300,000	281,171
		845,090
Total Corporate Bonds (cost $41,875,035)		38,274,027

Non-Agency Commercial Mortgage-Backed Securities — 0.78%
BANK
Series 2019-BN21 A5 2.851% 10/17/52	100,000	84,260
Series 2020-BN26 A4 2.403% 3/15/63	220,000	177,393
Series 2021-BN32 A5 2.643% 4/15/54	250,000	200,754
Benchmark Mortgage Trust Series 2020-B17 A5 2.289% 3/15/53	225,000	177,150
Benchmark Mortgage Trust Series 2022-B33 A5 3.458% 3/15/55	225,000	189,696
Total Non-Agency Commercial Mortgage-Backed Securities (cost $898,979)		829,253

Loan Agreements — 0.64%
Foresight Energy Operating Tranche A 13.49% (SOFR03M + 8.10%) 6/30/27 •	210,337	205,078
Form Technologies Tranche B 10.017% (SOFR03M + 4.60%) 7/22/25 •	996	931
MLN US HoldCo 1st Lien 12.11% (SOFR03M + 6.80%) 10/18/27 •	871,480	250,551
MLN US HoldCo Tranche B 14.66% (SOFR03M + 9.35%) 10/18/27 •	376,000	75,200
Swf Holdings I 9.431% (SOFR01M + 4.11%) 10/6/28 •	166,465	141,912
Total Loan Agreements (cost $1,536,798)		673,672

US Treasury Obligations — 1.04%
US Treasury Bonds
2.25% 8/15/46	235,000	149,078
3.625% 5/15/53	15,000	12,423
US Treasury Notes
3.375% 5/15/33	215,000	195,012
3.875% 6/30/30	250,000	237,324
3.875% 7/31/30	90,000	86,709
3.875% 8/15/33	115,000	108,675
4.125% 10/31/27	275,000	269,189
4.125% 8/31/30	40,000	38,831
Total US Treasury Obligations (cost $1,158,844)		1,097,241

	Number of shares
Common Stocks — 50.59%
Basic Industry — 0.89%
Foresight Energy =, †	31,163	940,505
Westmoreland Coal =, †	146	2,183
		942,688
49

Schedules of investments

Delaware Ivy Multi-Asset Income Fund

	Number of shares	Value (US $)
Common Stocks (continued)
Capital Goods — 0.46%
Otis Worldwide	6,095	$489,489
		489,489
Communication Services — 0.60%
Orange	54,955	630,979
		630,979
Consumer Cyclical — 0.33%
Studio City International Holdings †	60,131	302,459
True Religion Apparel =, †	2	45,968
		348,427
Consumer Discretionary — 3.93%
adidas AG	5,033	886,608
Amadeus IT Group	13,180	798,171
H & M Hennes & Mauritz Class B	44,342	630,944
Kering	965	440,644
Sodexo	7,602	783,789
Studio City International Holdings ADR †	29,328	147,520
Swatch Group	1,803	463,677
		4,151,353
Consumer Non-Cyclical — 8.48%
Clorox	6,847	897,368
Henry Schein †	12,187	904,885
Ingredion	8,125	799,500
Kimberly-Clark	5,819	703,226
Lamb Weston Holdings	5,328	492,627
Merck & Co.	7,961	819,585
Pfizer	24,319	806,661
Roche Holding	2,410	659,403
Securitas Class B	91,612	726,654
Smith & Nephew	68,279	852,233
Unilever	26,248	1,300,863
		8,963,005
Consumer Staples — 6.61%
Archer-Daniels-Midland	3,525	265,856
Asahi Group Holdings	8,200	306,732
Bunge	3,588	388,401
Danone	18,449	1,019,342
Diageo	30,242	1,119,493
Essity Class B	28,442	614,108
Kao	15,000	557,180
Koninklijke Ahold Delhaize	43,224	1,303,323
Nestle	12,434	1,409,191
		6,983,626
Energy — 4.07%
BP ADR	7,366	285,211
Chesapeake Energy	3,381	291,544
Chord Energy	634	102,752
Enbridge	10,581	350,947
Kimbell Royalty Partners	29,087	465,392
Occidental Petroleum	4,832	313,500
Parex Resources	6,877	129,059
Permian Resources	14,545	203,048
Schlumberger	5,986	348,984
Shell	16,555	526,380
TC Energy	10,097	347,234
Tourmaline Oil	3,231	162,591
Unit	6,081	332,631
Valero Energy	3,155	447,095
		4,306,368
Financial Services — 0.23%
New Cotai =, †	318,315	240,991
		240,991
Financials — 0.73%
Visa Class A	3,339	768,003
		768,003
Healthcare — 1.30%
Aedifica	410	23,342
Healthcare Realty Trust	5,230	79,862
Healthpeak Properties	6,900	126,684
Novo Nordisk Class B	6,756	616,659
Welltower	6,380	522,650
		1,369,197
Home Builders — 0.10%
China Resources Land	4,000	15,937
Lifestyle Communities	2,620	27,289
Sekisui House	2,900	57,771
		100,997
Industrials — 4.32%
ALEATICA †	260,801	549,212
Atlas Arteria	100,686	357,990
CCR	135,832	349,947
East Japan Railway	5,700	326,308
Enav 144A #	97,774	362,214
GrafTech International	31,120	119,190
Intertek Group	10,428	523,178
Knorr-Bremse	7,958	506,330
Makita	16,900	417,524
Sacyr	121,641	357,779
Transurban Group	43,394	354,053
Vinci	3,101	344,312
		4,568,037
50

	Number of shares	Value (US $)
Common Stocks (continued)
Materials — 4.56%
Air Liquide	6,102	$1,031,182
Alcoa	7,401	215,073
Anglo American	17,726	489,971
CF Industries Holdings	1,425	122,180
Corteva	6,900	353,004
Endeavour Mining	5,762	111,499
ERO Copper †	12,175	209,931
Glencore	78,866	452,158
Hudbay Minerals	44,911	218,717
Kinross Gold	58,793	268,096
Newmont	12,606	465,792
Nutrien	8,333	514,646
Sylvamo	2,959	130,018
Wheaton Precious Metals	5,989	242,854
		4,825,121
Real Estate — 1.22%
Crown Castle	3,743	344,468
Mitsubishi Estate	13,600	177,918
Sumitomo Realty & Development	5,600	145,621
Weyerhaeuser	20,444	626,813
		1,294,820
REIT Diversified — 0.96%
CapitaLand Ascendas REIT	70,200	141,222
Charter Hall Group	7,260	44,298
CK Asset Holdings	7,000	36,873
DigitalBridge Group	2,150	37,797
Fastighets Balder Class B †	7,390	33,346
Inmobiliaria Colonial Socimi	7,890	44,878
Land Securities Group	7,660	55,122
Mapletree Logistics Trust	107,400	131,991
Mapletree Pan Asia Commercial Trust	62,700	65,590
Nomura Real Estate Master Fund	30	33,605
Shaftesbury Capital	16,541	23,168
Sun Hung Kai Properties	16,500	176,569
United Urban Investment	110	114,608
Wharf Real Estate Investment	19,000	73,395
		1,012,462
REIT Healthcare — 0.18%
Alexandria Real Estate Equities	1,900	190,190
		190,190
REIT Industrial — 1.28%
Americold Realty Trust	6,640	201,922
Goodman Group	13,370	184,389
Mitsubishi Estate Logistics REIT Investment	25	62,818
Nippon Prologis REIT	65	121,440
Prologis	4,660	522,899
Rexford Industrial Realty	2,060	101,661
Segro	9,730	85,404
Warehouses De Pauw CVA	2,910	72,116
		1,352,649
REIT Information Technology — 1.03%
American Tower	840	138,138
Digital Realty Trust	3,270	395,736
Equinix	770	559,220
		1,093,094
REIT Lodging — 0.15%
Ryman Hospitality Properties	1,240	103,267
Xenia Hotels & Resorts	5,000	58,900
		162,167
REIT Mall — 0.09%
Simon Property Group	920	99,388
		99,388
REIT Manufactured Housing — 0.36%
Equity LifeStyle Properties	2,720	173,291
Sun Communities	1,790	211,829
		385,120
REIT Multifamily — 1.15%
Advance Residence Investment	35	79,396
American Homes 4 Rent Class A	5,440	183,274
AvalonBay Communities	1,710	293,675
Boardwalk Real Estate Investment Trust	1,330	65,420
Canadian Apartment Properties REIT	2,940	97,578
CapitaLand Ascott Trust	1,904	1,337
Equity Residential	3,080	180,827
InterRent Real Estate Investment Trust	5,580	51,312
LEG Immobilien †	800	55,265
UNITE Group	8,380	91,764
Vonovia	4,950	119,374
		1,219,222
REIT Office — 0.34%
Castellum	4,020	40,971
Derwent London	1,190	27,978
Fabege	3,940	31,489
Gecina	660	67,511
51

Schedules of investments

Delaware Ivy Multi-Asset Income Fund

	Number of shares	Value (US $)
Common Stocks (continued)
REIT Office (continued)
Japan Real Estate Investment	30	$117,037
Tokyu REIT	45	55,076
Wihlborgs Fastigheter	3,040	21,272
		361,334
REIT Retail — 0.14%
Link REIT	23,123	113,386
Unibail-Rodamco-Westfield †	670	33,116
		146,502
REIT Self-Storage — 0.43%
Big Yellow Group	6,270	71,796
Extra Space Storage	960	116,717
National Storage REIT	36,130	50,641
Public Storage	820	216,086
		455,240
REIT Shopping Center — 0.56%
Agree Realty	3,830	211,569
Federal Realty Investment Trust	1,630	147,727
Kite Realty Group Trust	11,050	236,691
		595,987
REIT Single Tenant — 0.37%
Realty Income	7,750	387,035
		387,035
REIT Specialty — 0.32%
Corp Inmobiliaria Vesta ADR	2,210	72,643
Invitation Homes	8,390	265,879
		338,522
Technology — 1.54%
Cellnex Telecom 144A #	12,454	434,116
NEXTDC †	7,090	56,480
SAP	8,756	1,136,979
		1,627,575
Utilities — 3.86%
APA Group	38,002	202,797
Enel	56,243	346,074
Hydro One 144A #	13,719	349,275
National Grid	30,229	361,448
Orsted 144A #	6,357	347,027
Pennon Group	47,163	337,205
PPL	14,527	342,256
Severn Trent	12,806	369,522
Snam	74,729	351,503
SSE	17,638	346,474
Terna - Rete Elettrica Nazionale	45,385	342,025
United Utilities Group	32,902	380,643
		4,076,249
Total Common Stocks (cost $57,200,868)		53,485,837

Preferred Stocks — 0.66%
Henkel AG & Co. 2.77% ω	9,582	683,408
True Religion Apparel 6.25% =, ω	2	10,280
Total Preferred Stocks (cost $806,403)		693,688

Exchange-Traded Funds — 5.45%
SPDR S&P Global Natural Resources ETF	8,945	498,415
Vanguard Global ex-U.S. Real Estate ETF	220	8,565
Vanguard High Dividend Yield ETF	30,219	3,122,227
Vanguard International High Dividend Yield ETF	34,428	2,130,749
Vanguard Real Estate ETF	100	7,566
Total Exchange-Traded Funds (cost $5,951,526)		5,767,522

Master Limited Partnerships — 0.35%
Black Stone Minerals	21,562	371,513
Total Master Limited Partnerships (cost $193,204)		371,513

Warrants — 0.02%
California Resources †	1,167	24,869
Total Warrants (cost $101,593)		24,869
Total Value of Securities—99.12% (cost $113,320,764)		$104,801,882
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at September 30, 2023. Rate will reset at a future date.
‡	Non-income producing security. Security is currently in default.
52

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2023, the aggregate value of Rule 144A securities was $29,917,347, which represents 28.30% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”
>	PIK. 100% of the income received was in the form of cash.
Ψ	Perpetual security. Maturity date represents next call date.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at September 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
†	Non-income producing security.
ω	Perpetual security with no stated maturity date.

The following futures contracts were outstanding at September 30, 2023:1

Futures Contracts
Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
1	US Treasury 2 yr Notes	$202,711	$203,330	12/29/23	$—	$(619)	$102
6	US Treasury 5 yr Notes	632,156	638,389	12/29/23	—	(6,233)	937
(2)	US Treasury 10 yr Notes	(216,125)	(220,120)	12/19/23	3,995	—	(406)
(3)	US Treasury 10 yr Ultra Notes	(334,688)	(344,313)	12/19/23	9,625	—	(703)
1	US Treasury Long Bonds	113,782	120,050	12/19/23	—	(6,268)	281
Total Futures Contracts			$397,336		$13,620	$(13,120)	$211

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the variation margin is reflected in the Fund’s net assets.

[1]	See Note 9 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt
AG – Aktiengesellschaft
CVA – Certified Dutch Certificate
ETF – Exchange-Traded Fund
PIK – Payment-in-kind
REIT – Real Estate Investment Trust

53

Schedules of investments

Delaware Ivy Multi-Asset Income Fund

Summary of abbreviations: (continued)

S&P – Standard & Poor’s Financial Services
LLC S.F. – Single Family
SOFR01M – Secured Overnight Financing Rate 1 Month
SOFR03M – Secured Overnight Financing Rate 3 Month
SPDR – Standard & Poor’s Depositary Receipt
USD – US Dollar
yr – Year

Summary of currencies:

EUR – European Monetary Unit

See accompanying notes, which are an integral part of the financial statements.

54

Delaware Ivy Total Return Bond Fund	September 30, 2023
	Principal amount°		Value (US $)
Agency Mortgage-Backed Securities — 15.37%
Fannie Mae S.F. 20 yr 4.00% 8/1/42		104,041	$94,159
Fannie Mae S.F. 30 yr
2.50% 4/1/51		154,952	123,375
2.50% 2/1/52		128,048	101,992
3.50% 1/1/52		466,892	402,927
3.50% 6/1/52		199,474	171,677
3.50% 9/1/52		103,764	89,336
4.00% 5/1/51		153,448	138,687
4.50% 4/1/50		89,388	83,618
4.50% 12/1/52		191,560	175,970
4.50% 2/1/53		173,312	159,206
5.00% 9/1/52		287,358	271,357
5.00% 9/1/53		248,906	234,924
5.50% 10/1/52		324,316	314,330
5.50% 3/1/53		640,236	618,958
5.50% 7/1/53		242,937	234,864
6.00% 6/1/53		501,784	495,370
Freddie Mac S.F. 15 yr
4.50% 9/1/37		162,988	156,434
5.00% 6/1/38		223,785	218,139
Freddie Mac S.F. 20 yr 5.50% 6/1/43		192,062	187,697
Freddie Mac S.F. 30 yr
3.00% 12/1/46		246,282	207,913
3.00% 7/1/50		135,190	113,557
4.00% 8/1/52		64,248	57,385
4.50% 9/1/52		296,034	272,080
4.50% 10/1/52		498,053	457,484
5.00% 7/1/52		350,428	330,970
5.00% 6/1/53		242,072	228,680
6.00% 12/1/52		134,572	132,856
6.00% 3/1/53		229,735	226,799
GNMA II S.F. 30 yr 3.00% 12/20/51		166,673	141,508
Total Agency Mortgage-Backed Securities (cost $6,773,202)			6,442,252

Corporate Bonds — 40.90%
Banking — 13.95%
Bank of America
2.972% 2/4/33 µ		70,000	55,225
5.819% 9/15/29 µ		25,000	24,704
5.872% 9/15/34 µ		25,000	24,343
6.204% 11/10/28 µ		495,000	497,420
Barclays 7.385% 11/2/28 µ		385,000	395,181
Commonwealth Bank of Australia 6.86% 11/9/32 µ	AUD	500,000	330,267
Credit Suisse 7.95% 1/9/25		340,000	346,141
Deutsche Bank
5.625% 5/19/31 µ	EUR	100,000	102,656
6.72% 1/18/29 µ		355,000	353,081
Fifth Third Bank 5.852% 10/27/25 µ		645,000	634,766
Huntington National Bank 5.65% 1/10/30		485,000	457,393
JPMorgan Chase & Co. 5.35% 6/1/34 µ		35,000	33,210
KeyCorp 4.789% 6/1/33 µ		22,000	18,351
Morgan Stanley
2.95% 5/7/32 µ	EUR	500,000	470,339
5.25% 4/21/34 µ		23,000	21,369
5.424% 7/21/34 µ		65,000	61,342
6.296% 10/18/28 µ		651,000	656,228
National Australia Bank 6.322% 8/3/32 µ	AUD	500,000	325,159
SVB Financial Group 4.57% 4/29/33 µ, ‡		264,000	166,982
Truist Financial 6.123% 10/28/33 µ		224,000	215,579
US Bancorp
4.653% 2/1/29 µ		368,000	344,523
5.727% 10/21/26 µ		317,000	314,441
			5,848,700
Basic Industry — 1.31%
BHP Billiton Finance USA 5.25% 9/8/30		50,000	48,869
Celanese US Holdings 6.05% 3/15/25		56,000	55,813
ELM for Firmenich
International 3.75% 9/3/25 µ, Ψ	EUR	300,000	304,187
Metinvest 8.50% 4/23/26		200,000	141,880
			550,749
Brokerage — 0.05%
Jefferies Financial Group 5.875% 7/21/28		20,000	19,585
			19,585
Capital Goods — 0.76%
Holcim Finance Luxembourg 0.50% 4/23/31	EUR	400,000	316,805
			316,805
Communications — 1.90%
Charter Communications Operating 3.85% 4/1/61		170,000	95,120
CK Hutchison Group Telecom Finance 1.50% 10/17/31	EUR	200,000	164,992
55

Schedules of investments

Delaware Ivy Total Return Bond Fund

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Communications (continued)
Discovery Communications 4.00% 9/15/55		130,000	$78,096
Sprint Capital 6.875% 11/15/28		305,000	315,178
T-Mobile USA
3.375% 4/15/29		135,000	118,862
5.75% 1/15/34		25,000	24,397
			796,645
Consumer Cyclical — 1.57%
Ford Motor Credit
2.30% 2/10/25		200,000	187,786
2.90% 2/10/29		200,000	164,363
VICI Properties 4.95% 2/15/30		335,000	306,950
			659,099
Consumer Non-Cyclical — 1.74%
Amgen 5.15% 3/2/28		500,000	491,931
Central American Bottling 144A 5.25% 4/27/29 #		200,000	180,639
HCA
3.50% 7/15/51		48,000	30,016
5.20% 6/1/28		26,000	25,141
			727,727
Electric — 4.52%
Duke Energy 3.10% 6/15/28	EUR	200,000	198,984
Enel 1.875% 6/8/30 µ, ψ	EUR	300,000	233,138
Exelon 5.30% 3/15/33		170,000	162,278
Indianapolis Power & Light 144A 5.65% 12/1/32 #		215,000	211,102
NextEra Energy Capital Holdings 5.749% 9/1/25		20,000	19,950
Southern 1.875% 9/15/81 µ	EUR	300,000	251,324
Vistra Operations
144A 5.00% 7/31/27 #		580,000	533,854
144A 5.125% 5/13/25 #		205,000	199,938
144A 5.625% 2/15/27 #		68,000	64,549
144A 6.95% 10/15/33 #		20,000	19,640
			1,894,757
Energy — 3.99%
Ampol 7.727% (BBSW3M + 3.60%) 12/9/80 •	AUD	500,000	327,326
BP Capital Markets America 4.812% 2/13/33		335,000	313,737
Cheniere Energy Partners 4.50% 10/1/29		65,000	58,929
Enterprise Products Operating 5.35% 1/31/33		145,000	141,875
Galaxy Pipeline Assets Bidco 2.16% 3/31/34		177,420	148,222
Occidental Petroleum 6.125% 1/1/31		58,000	57,225
ONEOK
5.65% 11/1/28		20,000	19,748
5.80% 11/1/30		25,000	24,489
6.05% 9/1/33		45,000	44,236
Targa Resources Partners 5.00% 1/15/28		400,000	380,836
Thaioil Treasury Center 144A 2.50% 6/18/30 #		200,000	156,949
			1,673,572
Finance Companies — 1.07%
AerCap Ireland Capital DAC 3.00% 10/29/28		150,000	128,686
Aviation Capital Group
144A 3.50% 11/1/27 #		195,000	172,350
144A 6.25% 4/15/28 #		150,000	146,827
			447,863
Financial Services — 0.73%
Aroundtown 1.45% 7/9/28	EUR	400,000	307,647
			307,647
Government Agency — 0.94%
Georgian Railway JSC 4.00% 6/17/28		200,000	175,098
QazaqGaz JSC 144A 4.375% 9/26/27 #		235,000	217,039
			392,137
Industrials — 0.45%
CK Hutchison International 23 144A 4.875% 4/21/33 #		200,000	186,949
			186,949
Insurance — 2.43%
Allianz 2.625% 10/30/30 µ, Ψ	EUR	400,000	289,831
American International Group 5.125% 3/27/33		265,000	246,804
Athene Global Funding 4.76% 4/21/27	AUD	500,000	295,916
UnitedHealth Group 4.00% 5/15/29		200,000	187,274
			1,019,825
Real Estate Investment Trusts — 1.37%
Charter Hall LWR Pty 2.086% 3/3/28	AUD	500,000	267,061
56

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Digital Stout Holding 3.75% 10/17/30	GBP	300,000	$308,922
			575,983
Technology — 2.10%
CDW 3.276% 12/1/28		180,000	155,462
Entegris Escrow 144A 4.75% 4/15/29 #		405,000	364,465
Oracle 4.65% 5/6/30		385,000	360,244
			880,171
Transportation — 2.02%
Autostrade per l’Italia 2.00% 12/4/28	EUR	300,000	278,210
ERAC USA Finance 144A 4.90% 5/1/33 #		75,000	70,683
International Consolidated Airlines Group 3.75% 3/25/29	EUR	100,000	91,985
Mileage Plus Holdings 144A 6.50% 6/20/27 #		210,000	208,277
Rumo Luxembourg 144A 5.25% 1/10/28 #		215,000	198,940
			848,095
Total Corporate Bonds (cost $18,852,188)			17,146,309

Sovereign Bonds — 34.65%Δ
Albania — 0.42%
Albania Government International Bond 144A 3.50% 11/23/31 #	EUR	200,000	174,175
			174,175
Belgium — 2.01%
Kingdom of Belgium Government Bond 144A 3.45% 6/22/43 #	EUR	850,000	844,352
			844,352
Bermuda — 0.91%
Bermuda Government International Bonds
144A 5.00% 7/15/32 #		200,000	186,847
5.00% 7/15/32		206,000	192,452
			379,299
Chile — 0.42%
Chile Government International Bond 4.34% 3/7/42		219,000	177,949
			177,949

Denmark — 2.98%
Denmark Government Bond 2.25% 11/15/33	DKK	9,500,000	1,249,603
			1,249,603
Dominican Republic — 0.93%
Dominican Republic International Bonds
144A 4.875% 9/23/32 #		267,000	217,561
6.50% 2/15/48		210,000	170,510
			388,071
Finland — 1.22%
Finland Government Bond 144A 3.00% 9/15/33 #	EUR	500,000	510,596
			510,596
Georgia — 0.43%
Georgia Government International Bond 144A 2.75% 4/22/26 #		200,000	178,929
			178,929
Germany — 1.18%
Bundesrepublik Deutschland Bundesanleihe
1.80% 8/15/53	EUR	110,000	88,722
2.61% 2/15/32	EUR	480,000	404,577
			493,299
Indonesia — 0.89%
Indonesia Government International Bond 1.40% 10/30/31	EUR	219,000	181,331
Perusahaan Penerbit SBSN Indonesia III 4.70% 6/6/32		204,000	192,987
			374,318
Italy — 7.61%
Italy Buoni Poliennali Del Tesoro
0.35% 2/1/25	EUR	1,000,000	1,008,786
0.95% 6/1/32	EUR	420,000	331,413
144A 3.25% 3/1/38 #	EUR	320,000	279,533
3.50% 1/15/26	EUR	1,500,000	1,572,038
			3,191,770
Ivory Coast — 0.73%
Ivory Coast Government International Bond 5.875% 10/17/31	EUR	350,000	306,447
			306,447
57

Schedules of investments

Delaware Ivy Total Return Bond Fund

	Principal amount°		Value (US $)
Sovereign BondsΔ (continued)
Japan — 1.53%
Japan Government Thirty Year Bond 0.40% 3/20/50	JPY	129,050,000	$639,250
			639,250
Morocco — 0.40%
Morocco Government International Bond 4.00% 12/15/50		272,000	169,184
			169,184
Netherlands — 2.74%
Netherlands Government Bond 144A 2.50% 7/15/33 #	EUR	1,150,000	1,148,571
			1,148,571
Nigeria — 0.35%
Nigeria Government International Bond 7.375% 9/28/33		200,000	148,423
			148,423
Paraguay — 1.38%
Paraguay Government International Bond 144A 4.95% 4/28/31 #		625,000	579,902
			579,902
Philippines — 0.45%
Philippine Government International Bond 5.50% 1/17/48		200,000	188,753
			188,753
Poland — 0.62%
Bank Gospodarstwa Krajowego Bond 144A 5.375% 5/22/33 #		200,000	189,090
Republic of Poland Government International Bond 5.50% 4/4/53		77,000	69,896
			258,986
Republic of North Macedonia — 0.54%
North Macedonia Government International Bond 144A 1.625% 3/10/28 #	EUR	262,000	225,777
			225,777
Serbia — 0.38%
Serbia International Bond 1.00% 9/23/28	EUR	193,000	159,203
			159,203
Spain — 0.93%
Spain Government Bond 144A 1.85% 7/30/35 #	EUR	460,000	389,039
			389,039
United Kingdom — 4.49%
United Kingdom Gilt
0.375% 10/22/30	GBP	500,000	466,127
1.75% 9/7/37	GBP	1,650,000	1,416,076
			1,882,203
Uzbekistan — 1.11%
Republic of Uzbekistan International Bond 5.375% 2/20/29		519,000	465,923
			465,923
Total Sovereign Bonds (cost $15,771,184)			14,524,022

Supranational Banks — 1.62%
Banque Ouest Africaine de Developpement 4.70% 10/22/31		200,000	159,578
European Union 1.00% 7/6/32	EUR	600,000	519,120
Total Supranational Banks (cost $792,276)			678,698

US Treasury Obligations — 0.55%
US Treasury Bond 3.875% 5/15/43		250,000	217,383
US Treasury Notes
3.375% 5/15/33		5,000	4,535
4.75% 7/15/26		10,000	9,909
Total US Treasury Obligations (cost $243,976)			231,827
58

	Notional amount*	Value (US $)
Options Purchased — 0.09%
Put Swaptions — 0.09%
1 yr forward premium pay a fixed rate 6.50% and receive a floating rate based on at maturity SONIA, expiration date 12/29/23 (JPMCB)	9,500,000	$35,631
Total Options Purchased (cost $0)		35,631
Total Value of Securities—93.18% (cost $42,432,826)		$39,058,739
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at September 30, 2023. Rate will reset at a future date.
‡	Non-income producing security. Security is currently in default.
ψ	Perpetual security. Maturity date represents next call date.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2023, the aggregate value of Rule 144A securities was $7,856,573, which represents 18.74% of the Fund's net assets. See Note 12 in “Notes to financial statements.”
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at September 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
Δ	Securities have been classified by country of risk.
*	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.

The following forward foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at September 30, 2023:1

Forward Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
CITI	AUD	110,000	USD	(70,805)	11/17/23	$41	$—
JPMCB	AUD	(1,660,000)	USD	1,070,107	11/17/23	978	—
JPMCB	CAD	(21,083)	USD	15,573	11/17/23	40	—
JPMCB	DKK	(9,275,000)	USD	1,356,480	11/17/23	38,197	—
JPMCB	EUR	(14,591,850)	USD	15,877,711	11/17/23	417,663	—
JPMCB	EUR	(1,040,000)	USD	1,112,152	12/1/23	9,515	—
JPMCB	GBP	(680,802)	USD	866,763	11/17/23	35,880	—
JPMCB	INR	10,125,540	USD	(121,471)	12/1/23	—	(7)
JPMCB	JPY	(73,740,880)	USD	515,981	11/17/23	18,440	—
JPMCB	KZT	21,481,500	USD	(45,657)	12/1/23	—	(2,041)
TD	JPY	(25,900,000)	USD	177,648	11/17/23	2,897	—
Total Forward Foreign Currency Exchange Contracts						$523,651	$(2,048)

Futures Contracts Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
54	3 month Euro- EURIBOR	$13,789,738	$13,912,557	12/16/24	$—	$(122,819)	$16,309
(54)	3 month Euro- EURIBOR	(13,702,674)	(13,808,221)	12/18/23	105,547	—	(2,059)
32	3 month SONIA Index	9,285,449	9,273,731	3/18/25	11,718	—	14,641
59

Schedules of investments

Delaware Ivy Total Return Bond Fund

Futures Contracts Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
129	Australian 3 yr Treasury Bonds	$8,737,062	$8,784,678	12/15/23	$—	$(47,616)	$4,746
32	Australian 10 yr Treasury Bonds	2,303,773	2,373,130	12/15/23	—	(69,357)	(5,337)
	Canadian Treasury
(1)	10 yr Bonds	(84,763)	(87,610)	12/18/23	2,847	—	(308)
16	Euro-Bobl	1,958,027	1,982,754	12/7/23	—	(24,727)	24,287
(16)	Euro-BTP	(1,856,193)	(1,948,352)	12/7/23	92,159	—	(24,440)
(23)	Euro-Bund	(3,128,107)	(3,222,881)	12/7/23	94,774	—	(37,591)
(6)	Euro-Buxl	(776,191)	(848,241)	12/7/23	72,050	—	(26,419)
11	Euro-OAT	1,432,786	1,477,212	12/7/23	—	(44,426)	18,444
5	Euro-Schatz	555,003	555,672	12/7/23	—	(669)	1,082
(16)	Long 10 yr Gilt	(1,838,154)	(1,866,364)	12/27/23	28,210	—	(24,979)
4	Short Euro-BTP	440,451	444,138	12/7/23	—	(3,687)	1,434
27	US Treasury 2 yr Notes	5,473,195	5,493,009	12/29/23	—	(19,814)	2,742
85	US Treasury 5 yr Notes	8,955,547	9,033,531	12/29/23	—	(77,984)	13,281
(20)	US Treasury 10 yr Notes	(2,161,250)	(2,196,217)	12/19/23	34,967	—	(4,062)
(29)	US Treasury 10 yr Ultra Notes	(3,235,313)	(3,301,743)	12/19/23	66,430	—	(6,797)
(3)	US Treasury Long Bonds	(341,344)	(345,556)	12/19/23	4,212	—	(844)
3	US Treasury Ultra Bonds	356,063	360,101	12/19/23	—	(4,038)	1,125
Total Futures Contracts			$26,065,328		$512,914	$(415,137)	$(34,745)

Swap Contracts

CDS Contracts2

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Appreciation [4]	Unrealized Depreciation [4]	Variation Margin Due from (Due to) Brokers
Centrally Cleared: Protection Purchased/ Moody’s Ratings:
CDX.NA.IG.40.V1[5] 6/20/28-Quarterly	7,000,000	1.000%	$(94,101)	$(70,585)	$—	$(23,516)	$365
			(94,101)	(70,585)	—	(23,516)	365
Over-The-Counter: Protection Purchased/ Moody’s Ratings:
JPMCB Republic of Brazil 1.00% 12/20/28 Ba2 6/20/28- Quarterly	347,000	1.000%	9,527	13,930	—	(4,403)	—
60

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Appreciation [4]	Unrealized Depreciation [4]	Variation Margin Due from (Due to) Brokers
Over-The-Counter: Protection Purchased/ Moody’s Ratings (continued):
JPMCB Republic of Indonesia 1.00% 12/20/28 Baa2 6/20/28- Quarterly	495,000	1.000%	$(3,080)	$(2,687)	$—	$(393)	$—
			6,447	11,243	—	(4,796)	—
Total CDS Contracts			$(87,654)	$(59,342)	$—	$(28,312)	$365

IRS Contracts[6] Reference Obligation/ Termination Date/ Payment Frequency (Fixed Rate/ Floating Rate)	Notional Amount[3]		Fixed/ Floating Interest Rate Paid (Received)	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Centrally Cleared:
3 yr IRS[7] 6/5/26- (At Maturity/At 0.305%/ Maturity)	JPY	1,800,000,000	0.06%	$28,209	$—	$28,209	$—	$110
Total IRS Contracts				$28,209	$—	$28,209	$—	$110

The use of forward foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The forward foreign currency exchange contracts and notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund's net assets.

[1]	See Note 9 in “Notes to financial statements.”
[2]	A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.
[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[4]	Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(257).
[5]	Markit’s North America Investment Grade Index, or the CDX.NA.IG Index, is composed of 125 liquid North American entities with investment grade credit ratings that trade in the CDS market.
[6]	An IRS agreement is an exchange of interest rates between counterparties. Periodic payments (receipt) on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains (losses) on swap contracts.
[7]	Rates reset based on TONAR.

Summary of abbreviations:

BBSW3M – Bank Bill Swap Rate 3 Month

61

Schedules of investments

Delaware Ivy Total Return Bond Fund

Summary of abbreviations: (continued)

BTP – Buoni del Tesoro Poliennali

CDX.NA.IG – Credit Default Swap Index North America Investment Grade

CITI – Citigroup

DAC – Designated Activity Company

EURIBOR – Euro interbank offered rate

GNMA – Government National Mortgage Association

JPMCB – JPMorgan Chase Bank

JSC – Joint Stock Company

OAT – Obligations Assimilables du Tresor

S.F. – Single Family

SOFR01M – Secured Overnight Financing Rate 1 Month

SOFR03M – Secured Overnight Financing Rate 3 Month

SONIA – Sterling Overnight Indexed Average

TD – TD Bank

TONAR – Tokyo Overnight Average Rate yr – Year

Summary of currencies:

AUD – Australian Dollar

CAD – Canadian Dollar

DKK – Danish Krone

EUR – European Monetary Unit

GBP – British Pound Sterling

INR – Indian Rupee

JPY – Japanese Yen

KZT – Kazakhstani Tenge

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

62

Statements of assets and liabilities

Ivy Funds	September 30, 2023
	Delaware Ivy Corporate Bond Fund	Delaware Ivy Government Securities Fund	Delaware Ivy High Yield Fund	Delaware Ivy Multi-Asset Income Fund	Delaware Ivy Total Return Bond Fund
Assets:
Investments, at value*	$288,312,089	$151,437,215	$30,044,282	$104,801,882	$39,058,739
Foreign currencies, at valueΔ	—	—	—	6,068	772,738
Cash	80,949	141,314	—	—	754,457
Cash collateral due from brokers	—	166,403	—	6,197	568,925
Dividends and interest receivable	2,633,953	929,828	558,596	862,113	439,510
Receivable for securities sold	945,454	3,229,399	68,985	1,215,993	117,474
Receivable for fund shares sold	537,947	294,842	36,488	339,103	109,807
Prepaid expenses	41,228	42,439	26,281	54,565	22,877
Foreign tax reclaims receivable	—	—	—	175,700	—
Variation margin due from broker on futures contracts	—	17,250	—	211	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—	523,651
Upfront payments paid on over-the-counter credit default swap contracts	—	—	—	—	11,243
Investment management fees receivable	—	—	—	—	243,854
Variation margin due from broker on centrally cleared credit default swap contracts	—	—	—	—	365
Variation margin due from broker on centrally cleared interest rate swap contracts	—	—	—	—	110
Other assets	13,368	10,195	—	—	—
Total Assets	292,564,988	156,268,885	30,734,632	107,461,832	42,623,750
Liabilities:
Due to custodian	—	—	—	489,016	—
Payable for securities purchased	3,697,380	2,576,455	60,206	546,886	2,157
Payable for fund shares redeemed	817,061	418,934	127,502	430,098	215,239
Other accrued expenses	329,973	120,930	18,636	57,573	72,045
Investment management fees payable to affiliates	298,800	140,914	20,783	139,155	—
Administration expenses payable to affiliates	149,551	65,096	22,840	53,499	33,795
Distribution fees payable to affiliates	36,558	9,613	1,590	13,081	1,365
Distribution payable	—	471	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	—	2,048
Variation margin due to broker on futures contracts	—	—	—	—	34,745
Cash collateral due to brokers	—	—	—	—	330,000
Unrealized depreciation on over-the-counter credit default swap contracts	—	—	—	—	4,796
Due to broker	—	—	—	—	8,347
Total Liabilities	5,329,323	3,332,413	251,557	1,729,308	704,537
Total Net Assets	$287,235,665	$152,936,472	$30,483,075	$105,732,524	$41,919,213

Net Assets Consist of:
Paid-in capital	$397,187,001	$200,206,203	$41,779,396	$125,120,786	$62,583,426
Total distributable earnings (loss)	(109,951,336)	(47,269,731)	(11,296,321)	(19,388,262)	(20,664,213)
Total Net Assets	$287,235,665	$152,936,472	$30,483,075	$105,732,524	$41,919,213
63

Statements of assets and liabilities

Ivy Funds

	Delaware Ivy Corporate Bond Fund	Delaware Ivy Government Securities Fund	Delaware Ivy High Yield Fund	Delaware Ivy Multi-Asset Income Fund	Delaware Ivy Total Return Bond Fund
Net Asset Value

Class A:
Net assets	$168,821,254	$43,011,389	$7,584,407	$45,306,043	$5,781,774
Shares of beneficial interest outstanding, unlimited authorization, no par	11,240,609	9,361,385	928,845	5,065,906	724,118
Net asset value per share	$15.02	$4.59	$8.17	$8.94	$7.98
Sales charge	4.50%	4.50%	4.50%	5.75%	4.50%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$15.73	$4.81	$8.55	$9.49	$8.36

Class C:
Net assets	$1,080,834	$644,782	$—	$3,926,642	$175,480
Shares of beneficial interest outstanding, unlimited authorization, no par	72,087	140,302	—	438,636	22,272
Net asset value per share	$14.99	$4.60	$—	$8.95	$7.88

Class I:
Net assets	$117,134,326	$75,815,868	$22,883,824	$55,473,316	$19,322,911
Shares of beneficial interest outstanding, unlimited authorization, no par	7,792,091	16,503,487	2,799,952	6,197,524	2,399,622
Net asset value per share	$15.03	$4.59	$8.17	$8.95	$8.05

Class R6:
Net assets	$—	$33,464,433	$14,844	$968,577	$16,639,048
Shares of beneficial interest outstanding, unlimited authorization, no par	—	7,283,158	1,804	108,313	2,068,375
Net asset value per share	$—	$4.59	$8.23	$8.94	$8.04

Class Y:
Net assets	$199,251	$—	$—	$57,946	$—
Shares of beneficial interest outstanding, unlimited authorization, no par	13,270	—	—	6,467	—
Net asset value per share	$15.02	$—	$—	$8.96	$—

*Investments, at cost	$346,362,323	$164,496,773	$32,181,367	$113,320,764	$42,432,826
ΔForeign currencies, at cost	—	—	—	8,058	874,214

See accompanying notes, which are an integral part of the financial statements.

64

Statements of operations

Ivy Funds	Year ended September 30, 2023
	Delaware Ivy Corporate Bond Fund	Delaware Ivy Government Securities Fund	Delaware Ivy High Yield Fund	Delaware Ivy Multi-Asset Income Fund	Delaware Ivy Total Return Bond Fund
Investment Income:
Interest	$12,424,121	$5,296,594	$2,627,061	$4,071,230	$2,200,881
Dividends	212,629	135,590	55,367	2,325,498	78,872
Securities lending income	3,817	4,706	10,973	82,605	7,524
Interest from affiliated investments	—	—	—	20,291	—
Foreign tax withheld	—	—	—	(149,955)	(2,975)
	12,640,567	5,436,890	2,693,401	6,349,669	2,284,302

Expenses:
Management fees	1,682,320	816,458	229,443	951,717	543,938
Distribution expenses — Class A	482,206	124,574	22,792	131,943	16,611
Distribution expenses — Class C	12,266	7,159	—	46,215	2,563
Distribution expenses — Class Y	514	—	—	175	—
Dividend disbursing and transfer agent fees and expenses	405,492	95,289	28,679	85,006	106,951
Reports and statements to shareholders expenses	185,515	57,978	24,065	34,689	38,429
Audit and tax fees	51,356	44,126	48,450	75,039	57,593
Legal fees	43,115	15,716	442	11,693	10,100
Registration fees	32,733	29,181	25,827	31,710	80,260
Custodian fees	22,995	8,881	6,325	70,544	205,853
Trustees’ fees and expenses	19,186	17,882	2,905	18,550	7,144
Accounting and administration expenses	18,505	30,646	30,328	43,994	48,353
Other	83,431	29,817	20,219	61,971	38,025
	3,039,634	1,277,707	439,475	1,563,246	1,155,820
Less expenses waived	(99,411)	(39,688)	(147,369)	(301,245)	(569,502)
Less waived distribution expenses — Class A	(19,792)	(34,098)	(4,701)	(24,690)	(2,673)
Less waived distribution expenses — Class C	(362)	(1,000)	—	(3,626)	(630)
Less waived distribution expenses — Class Y	—	—	—	(1)	—
Less expenses paid indirectly	(1,632)	(590)	(332)	(701)	(413)
Total operating expenses	2,918,437	1,202,331	287,073	1,232,983	582,602
Net Investment Income (Loss)	9,722,130	4,234,559	2,406,328	5,116,686	1,701,700
65

Statements of operations

Ivy Funds

	Delaware Ivy Corporate Bond Fund	Delaware Ivy Government Securities Fund	Delaware Ivy High Yield Fund	Delaware Ivy Multi-Asset Income Fund	Delaware Ivy Total Return Bond Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(19,543,237)	$(7,992,703)	$(3,727,425)	$(12,117,087)	$(5,932,034)
Foreign currencies	—	—	—	(110,266)	(1,568,019)
Forward foreign currency exchange contracts	—	—	—	44,229	(1,000,813)
Futures contracts	—	(272,335)	—	(33,091)	(333,667)
Options purchased	—	(48,335)	—	—	(208,499)
Options written	—	7,524	—	—	319,121
Swap contracts	—	—	—	—	(74,340)
Net realized gain (loss)	(19,543,237)	(8,305,849)	(3,727,425)	(12,216,215)	(8,798,251)

Net change in unrealized appreciation (depreciation) on:
Investments	23,069,625	2,198,871	5,169,700	21,774,073	11,363,359
Affiliated investments	—	—	—	2,779,792	—
Foreign currencies	—	—	—	5,703	(42,041)
Forward foreign currency exchange contracts	—	—	—	(51,652)	(1,098,682)
Futures contracts	—	(117,131)	—	47,186	245,410
Options purchased	—	—	—	—	(31,500)
Options written	—	—	—	—	20,562
Swap contracts	—	—	—	—	23,306
Net change in unrealized appreciation (depreciation)	23,069,625	2,081,740	5,169,700	24,555,102	10,480,414
Net Realized and Unrealized Gain (Loss)	3,526,388	(6,224,109)	1,442,275	12,338,887	1,682,163
Net Increase (Decrease) in Net Assets
Resulting from Operations	$13,248,518	$(1,989,550)	$3,848,603	$17,455,573	$3,383,863

See accompanying notes, which are an integral part of the financial statements.

66

Statements of changes in net assets

Ivy Funds

	Delaware Ivy Corporate Bond Fund		Delaware Ivy Government Securities Fund
	Year ended		Year ended
	9/30/23	9/30/22	9/30/23	9/30/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$9,722,130	$13,765,466	$4,234,559	$2,450,378
Net realized gain (loss)	(19,543,237)	(32,185,238)	(8,305,849)	(21,575,366)
Net change in unrealized appreciation (depreciation)	23,069,625	(105,724,711)	2,081,740	(19,961,522)
Net increase (decrease) in net assets resulting from operations	13,248,518	(124,144,483)	(1,989,550)	(39,086,510)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(5,167,001)	(15,880,323)	(1,234,530)	(588,347)
Class C	(21,936)	(87,488)	(12,189)	(378)
Class I	(4,694,982)	(20,399,993)	(2,341,706)	(1,277,007)
Class R6	—	(1,574,023)	(759,490)	(1,189,521)
Class Y	(5,646)	(13,108)	—	—
	(9,889,565)	(37,954,935)	(4,347,915)	(3,055,253)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	12,433,877	16,105,405	6,773,632	6,165,836
Class B1	—	5	—	—
Class C	363,781	296,440	238,986	220,005
Class I	20,168,360	43,638,479	26,433,399	58,154,785
Class R6	—	2,893,526	15,477,939	29,480,422

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	5,154,494	15,832,747	1,228,827	594,917
Class C	21,936	87,488	12,131	597
Class I	4,692,861	20,269,987	2,341,374	1,298,536
Class R6	—	1,574,023	759,490	1,212,166
	42,835,309	100,698,100	53,265,778	97,127,264
Cost of shares redeemed:
Class A	(60,266,606)	(81,875,467)	(18,481,894)	(20,444,518)
Class B1	—	(21,579)	—	(22,641)
Class C	(582,492)	(960,393)	(329,909)	(635,701)
Class I	(112,910,686)	(217,782,912)	(51,286,080)	(70,104,153)
Class R6	—	(38,717,423)	(10,206,225)	(125,457,686)
	(173,759,784)	(339,357,774)	(80,304,108)	(216,664,699)
Decrease in net assets derived from capital share transactions	(130,924,475)	(238,659,674)	(27,038,330)	(119,537,435)
Net Decrease in Net Assets	(127,565,522)	(400,759,092)	(33,375,795)	(161,679,198)

Net Assets:
Beginning of year	414,801,187	815,560,279	186,312,267	347,991,465
End of year	$287,235,665	$414,801,187	$152,936,472	$186,312,267
[1]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the table above.

See accompanying notes, which are an integral part of the financial statements.

67

Statements of changes in net assets

Ivy Funds

	Delaware Ivy High Yield Fund		Delaware Ivy Multi-Asset Income Fund
	Year ended		Year ended
	9/30/23	9/30/22	9/30/23	9/30/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$2,406,328	$4,578,831	$5,116,686	$8,435,472
Net realized gain (loss)	(3,727,425)	(5,297,682)	(12,216,215)	21,731,856
Net change in unrealized appreciation (depreciation)	5,169,700	(11,010,810)	24,555,102	(66,930,961)
Net increase (decrease) in net assets resulting from operations	3,848,603	(11,729,661)	17,455,573	(36,763,633)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(610,522)	(1,063,272)	(4,929,511)	(3,852,612)
Class C	—	—	(406,153)	(297,376)
Class I	(1,903,847)	(4,984,513)	(7,828,438)	(8,976,790)
Class R6	(1,005)	(1,898,457)	(101,902)	(70,658)
Class Y	—	—	(7,553)	(5,729)
	(2,515,374)	(7,946,242)	(13,273,557)	(13,203,165)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	1,872,134	2,918,308	4,227,541	6,665,626
Class C	—	—	174,156	425,965
Class I	4,490,314	14,011,810	4,457,791	15,102,649
Class R6	—	131,510	110,927	165,002
Class Y	—	—	—	4,366

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	609,536	1,062,455	4,924,822	3,821,297
Class C	—	—	405,486	291,596
Class I	1,901,057	4,984,606	7,813,894	8,928,446
Class R6	1,005	1,898,457	101,902	70,658
Class Y	—	—	7,553	5,729
	8,874,046	25,007,146	22,224,072	35,481,334
Cost of shares redeemed:
Class A	(5,173,294)	(4,950,550)	(21,938,170)	(24,588,526)
Class C	—	—	(1,649,817)	(2,509,562)
Class I	(17,470,495)	(58,445,870)	(57,003,573)	(105,567,503)
Class R6	—	(32,689,570)	(278,505)	(359,224)
Class Y	—	—	(40,657)	(18,620)
	(22,643,789)	(96,085,990)	(80,910,722)	(133,043,435)
Decrease in net assets derived from capital share transactions	(13,769,743)	(71,078,844)	(58,686,650)	(97,562,101)
Net Decrease in Net Assets	(12,436,514)	(90,754,747)	(54,504,634)	(147,528,899)

Net Assets:
Beginning of year	42,919,589	133,674,336	160,237,158	307,766,057
End of year	$30,483,075	$42,919,589	$105,732,524	$160,237,158

See accompanying notes, which are an integral part of the financial statements.

68

	Delaware Ivy Total Return Bond Fund
	Year ended
	9/30/23	9/30/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,701,700	$1,380,058
Net realized gain (loss)	(8,798,251)	(1,413,925)
Net change in unrealized appreciation (depreciation)	10,480,414	(17,091,093)
Net increase (decrease) in net assets resulting from operations	3,383,863	(17,124,960)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(624,261)	(276,561)
Class C	(23,924)	(13,264)
Class I	(2,997,676)	(2,253,223)
Class R6	(3,045,625)	(1,408,771)
Class Y	—	(1)
	(6,691,486)	(3,951,820)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	1,788,274	837,399
Class C	35,827	38,513
Class I	2,212,071	6,347,278
Class R6	2,371,555	1,417,122

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	624,261	276,089
Class C	23,924	13,264
Class I	2,997,676	2,248,668
Class R6	3,045,625	1,408,771
	13,099,213	12,587,104
Cost of shares redeemed:
Class A	(3,400,674)	(4,938,497)
Class C	(219,477)	(246,828)
Class I	(22,040,860)	(58,274,370)
Class R6	(21,909,551)	(20,143,529)
Class Y	—	(30)
	(47,570,562)	(83,603,254)
Decrease in net assets derived from capital share transactions	(34,471,349)	(71,016,150)
Net Decrease in Net Assets	(37,778,972)	(92,092,930)

Net Assets:
Beginning of year	79,698,185	171,791,115
End of year	$41,919,213	$79,698,185

See accompanying notes, which are an integral part of the financial statements.

69

Financial highlights

Delaware Ivy Corporate Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22[1]	9/30/21[1]	9/30/20[1]	9/30/19[1]
Net asset value, beginning of period	$15.03	$19.62	$20.70	$19.62	$18.06

Income (loss) from investment operations:
Net investment income[2]	0.41	0.36	0.39	0.45	0.48
Net realized and unrealized gain (loss)	— [3]	(3.97)	(0.03)	1.11	1.56
Total from investment operations	0.41	(3.61)	0.36	1.56	2.04

Less dividends and distributions from:
Net investment income	(0.42)	(0.39)	(0.42)	(0.48)	(0.48)
Net realized gain	—	(0.59)	(1.02)	—	—
Total dividends and distributions	(0.42)	(0.98)	(1.44)	(0.48)	(0.48)

Net asset value, end of period	$15.02	$15.03	$19.62	$20.70	$19.62

Total return[4]	2.66%[5]	(19.22%)	1.59%	8.07%	11.48%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$168,821	$210,466	$333 [6]	$355 [6]	$348 [6]
Ratio of expenses to average net assets[7]	0.95%	1.01%	0.96%	1.00%	1.02%
Ratio of expenses to average net assets prior to fees waived[7]	0.99%	1.01%	0.96%	1.00%	1.02%
Ratio of net investment income to average net assets	2.61%	2.05%	1.89%	2.26%	2.54%
Ratio of net investment income to average net assets prior to fees waived	2.57%	2.05%	1.89%	2.26%	2.54%
Portfolio turnover	45%	52%	72%	84%	63%
[1]	Updated to reflect the effect of a 3 for 1 reverse stock split on September 9, 2022. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
[2]	Calculated using average shares outstanding.
[3]	Amount is less than $0.005 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[5]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[6]	Net assets reported in millions.
[7]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

70

Delaware Ivy Corporate Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22[1]	9/30/21[1]	9/30/20[1]	9/30/19[1]
Net asset value, beginning of period	$15.01	$19.59	$20.67	$19.59	$18.03

Income (loss) from investment operations:
Net investment income[2]	0.26	0.18	0.21	0.27	0.30
Net realized and unrealized gain (loss)	— [3]	(3.96)	(0.03)	1.11	1.56
Total from investment operations	0.26	(3.78)	0.18	1.38	1.86

Less dividends and distributions from:
Net investment income	(0.28)	(0.21)	(0.24)	(0.30)	(0.30)
Net realized gain	—	(0.59)	(1.02)	—	—
Total dividends and distributions	(0.28)	(0.80)	(1.26)	(0.30)	(0.30)

Net asset value, end of period	$14.99	$15.01	$19.59	$20.67	$19.59

Total return[4]	1.68%[5]	(20.01%)	0.68%	7.13%	10.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,081	$1,271	$2 [6]	$4 [6]	$4 [6]
Ratio of expenses to average net assets[7]	1.86%	2.05%	1.84%	1.89%	1.92%
Ratio of expenses to average net assets prior to fees waived[7]	1.91%	2.05%	1.84%	1.89%	1.92%
Ratio of net investment income to average net assets	1.70%	1.01%	1.02%	1.37%	1.64%
Ratio of net investment income to average net assets prior to fees waived	1.65%	1.01%	1.02%	1.37%	1.64%
Portfolio turnover	45%	52%	72%	84%	63%
[1]	Updated to reflect the effect of a 3 for 1 reverse stock split on September 9, 2022. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
[2]	Calculated using average shares outstanding.
[3]	Amount is less than $0.005 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[5]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[6]	Net assets reported in millions.
[7]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

71

Financial highlights

Delaware Ivy Corporate Bond Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22[1]	9/30/21[1]	9/30/20[1]	9/30/19[1]
Net asset value, beginning of period	$15.04	$19.62	$20.70	$19.62	$18.06

Income (loss) from investment operations:
Net investment income[2]	0.45	0.41	0.42	0.51	0.54
Net realized and unrealized gain (loss)	— [3]	(3.97)	(0.03)	1.11	1.56
Total from investment operations	0.45	(3.56)	0.39	1.62	2.10

Less dividends and distributions from:
Net investment income	(0.46)	(0.43)	(0.45)	(0.54)	(0.54)
Net realized gain	—	(0.59)	(1.02)	—	—
Total dividends and distributions	(0.46)	(1.02)	(1.47)	(0.54)	(0.54)

Net asset value, end of period	$15.03	$15.04	$19.62	$20.70	$19.62

Total return[4]	2.94%[5]	(18.98%)	1.87%	8.39%	11.84%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$117,135	$202,864	$442 [6]	$460 [6]	$523 [6]
Ratio of expenses to average net assets[7]	0.66%	0.72%	0.70%	0.71%	0.70%
Ratio of expenses to average net assets prior to fees waived[7]	0.69%	0.72%	0.70%	0.71%	0.70%
Ratio of net investment income to average net assets	2.90%	2.31%	2.15%	2.55%	2.86%
Ratio of net investment income to average net assets prior to fees waived	2.87%	2.31%	2.15%	2.55%	2.86%
Portfolio turnover	45%	52%	72%	84%	63%
[1]	Updated to reflect the effect of a 3 for 1 reverse stock split on September 9, 2022. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
[2]	Calculated using average shares outstanding.
[3]	Amount is less than $0.005 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[5]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[6]	Net assets reported in millions.
[7]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

72

Delaware Ivy Corporate Bond Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22[1]	9/30/21[1]	9/30/20[1]	9/30/19[1]
Net asset value, beginning of period	$15.03	$19.62	$20.70	$19.59	$18.03

Income (loss) from investment operations:
Net investment income[2]	0.41	0.37	0.39	0.45	0.48
Net realized and unrealized gain (loss)	0.01	(3.97)	(0.06)	1.14	1.59
Total from investment operations	0.42	(3.60)	0.33	1.59	2.07

Less dividends and distributions from:
Net investment income	(0.43)	(0.40)	(0.39)	(0.48)	(0.51)
Net realized gain	—	(0.59)	(1.02)	—	—
Total dividends and distributions	(0.43)	(0.99)	(1.41)	(0.48)	(0.51)

Net asset value, end of period	$15.02	$15.03	$19.62	$20.70	$19.59

Total return[3]	2.71%[4]	(19.18%)	1.58%	8.29%	11.62%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$199	$200	$— [5,6]	$— [5,6]	$— [5,6]
Ratio of expenses to average net assets[7]	0.90%	0.95%	0.95%	0.94%	0.93%
Ratio of expenses to average net assets prior to fees waived[7]	0.92%	0.95%	0.95%	0.94%	0.93%
Ratio of net investment income to average net assets	2.66%	2.13%	1.90%	2.32%	2.62%
Ratio of net investment income to average net assets prior to fees waived	2.64%	2.13%	1.90%	2.32%	2.62%
Portfolio turnover	45%	52%	72%	84%	63%
[1]	Updated to reflect the effect of a 3 for 1 reverse stock split on September 9, 2022. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Rounds to less than $500 thousands.
[7]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

73

Financial highlights

Delaware Ivy Government Securities Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$4.80	$5.61	$5.78	$5.59	$5.23

Income (loss) from investment operations:
Net investment income[1]	0.12	0.04	0.03	0.06	0.08
Net realized and unrealized gain (loss)	(0.21)	(0.80)	(0.14)	0.20	0.37
Total from investment operations	(0.09)	(0.76)	(0.11)	0.26	0.45

Less dividends and distributions from:
Net investment income	(0.12)	(0.05)	(0.06)	(0.07)	(0.09)
Total dividends and distributions	(0.12)	(0.05)	(0.06)	(0.07)	(0.09)

Net asset value, end of period	$4.59	$4.80	$5.61	$5.78	$5.59

Total return[2]	(1.96%)	(13.67%)	(1.94%)	4.75%	8.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$43,011	$55,336	$79 [3]	$96 [3]	$68 [3]
Ratio of expenses to average net assets[4]	0.92%	0.97%	0.97%	0.98%	1.00%
Ratio of expenses to average net assets prior to fees waived[4]	1.01%	1.13%	1.00%	1.05%	1.13%
Ratio of net investment income to average net assets	2.41%	0.67%	0.59%	1.07%	1.47%
Ratio of net investment income to average net assets prior to fees waived	2.32%	0.51%	0.56%	1.00%	1.34%
Portfolio turnover	136%	148%[5]	31%	43%	12%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

74

Delaware Ivy Government Securities Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$4.80	$5.61	$5.78	$5.59	$5.23

Income (loss) from investment operations:
Net investment income (loss)[1]	0.08	(0.01)[2]	(0.01)	0.01	0.03
Net realized and unrealized gain (loss)	(0.20)	(0.80)	(0.15)	0.20	0.37
Total from investment operations	(0.12)	(0.81)	(0.16)	0.21	0.40

Less dividends and distributions from:
Net investment income	(0.08)	— [3]	(0.01)	(0.02)	(0.04)
Total dividends and distributions	(0.08)	— [3]	(0.01)	(0.02)	(0.04)

Net asset value, end of period	$4.60	$4.80	$5.61	$5.78	$5.59

Total return[4]	(2.52%)[5]	(14.44%)[5]	(2.75%)	3.83%[5]	7.61%[5]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$645	$754	$1 [6]	$2 [6]	$1 [6]
Ratio of expenses to average net assets[7]	1.70%	1.83%	1.82%	1.86%	1.88%
Ratio of expenses to average net assets prior to fees waived[7]	1.86%	2.06%	1.82%	1.90%	1.95%
Ratio of net investment income (loss) to average net assets	1.64%	(0.19%)	(0.26%)	0.18%	0.59%
Ratio of net investment income (loss) to average net assets prior to fees waived	1.48%	(0.42%)	(0.26%)	0.14%	0.52%
Portfolio turnover	136%	148%[8]	31%	43%	12%
[1]	Calculated using average shares outstanding.
[2]	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statements of operations due to class specific expenses.
[3]	Amount is less than $0.005 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[5]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[6]	Net assets reported in millions.
[7]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[8]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

75

Financial highlights

Delaware Ivy Government Securities Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$4.80	$5.61	$5.78	$5.59	$5.23

Income (loss) from investment operations:
Net investment income[1]	0.13	0.05	0.05	0.08	0.09
Net realized and unrealized gain (loss)	(0.21)	(0.80)	(0.15)	0.20	0.37
Total from investment operations	(0.08)	(0.75)	(0.10)	0.28	0.46

Less dividends and distributions from:
Net investment income	(0.13)	(0.06)	(0.07)	(0.09)	(0.10)
Total dividends and distributions	(0.13)	(0.06)	(0.07)	(0.09)	(0.10)

Net asset value, end of period	$4.59	$4.80	$5.61	$5.78	$5.59

Total return[2]	(1.71%)	(13.45%)	(1.69%)	5.01%	8.89%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$75,816	$101,424	$130 [3]	$140 [3]	$93 [3]
Ratio of expenses to average net assets[4]	0.67%	0.72%	0.72%	0.72%	0.72%
Ratio of expenses to average net assets prior to fees waived[4]	0.68%	0.80%	0.76%	0.77%	0.77%
Ratio of net investment income to average net assets	2.66%	0.91%	0.84%	1.32%	1.75%
Ratio of net investment income to average net assets prior to fees waived	2.65%	0.83%	0.80%	1.27%	1.70%
Portfolio turnover	136%	148%[5]	31%	43%	12%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

76

Delaware Ivy Government Securities Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$4.80	$5.61	$5.78	$5.59	$5.23

Income (loss) from investment operations:
Net investment income[1]	0.13	0.05	0.05	0.08	0.10
Net realized and unrealized gain (loss)	(0.20)	(0.79)	(0.14)	0.20	0.37
Total from investment operations	(0.07)	(0.74)	(0.09)	0.28	0.47

Less dividends and distributions from:
Net investment income	(0.14)	(0.07)	(0.08)	(0.09)	(0.11)
Total dividends and distributions	(0.14)	(0.07)	(0.08)	(0.09)	(0.11)

Net asset value, end of period	$4.59	$4.80	$5.61	$5.78	$5.59

Total return[2]	(1.65%)[3]	(13.36%)[3]	(1.57%)	5.13%	9.01%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$33,464	$28,798	$138 [4]	$172 [4]	$120 [4]
Ratio of expenses to average net assets[5]	0.60%	0.62%	0.60%	0.61%	0.61%
Ratio of expenses to average net assets prior to fees waived[5]	0.66%	0.63%	0.60%	0.61%	0.61%
Ratio of net investment income to average net assets	2.75%	0.96%	0.96%	1.44%	1.86%
Ratio of net investment income to average net assets prior to fees waived	2.69%	0.95%	0.96%	1.44%	1.86%
Portfolio turnover	136%	148%[6]	31%	43%	12%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

77

Financial highlights

Delaware Ivy High Yield Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$7.96	$10.24	$9.72	$9.88	$9.81

Income (loss) from investment operations:
Net investment income[1]	0.53	0.47	0.47	0.48	0.52
Net realized and unrealized gain (loss)	0.24	(1.98)	0.54	(0.16)	0.06
Total from investment operations	0.77	(1.51)	1.01	0.32	0.58

Less dividends and distributions from:
Net investment income	(0.56)	(0.50)	(0.49)	(0.48)	(0.51)
Net realized gain	—	(0.27)	—	—	—
Total dividends and distributions	(0.56)	(0.77)	(0.49)	(0.48)	(0.51)

Net asset value, end of period	$8.17	$7.96	$10.24	$9.72	$9.88

Total return[2]	9.81%	(15.64%)	10.50%	3.40%	6.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,584	$9,968	$14 [3]	$15 [3]	$10 [3]
Ratio of expenses to average net assets[4]	0.97%	0.99%	0.99%	0.99%	1.00%
Ratio of expenses to average net assets prior to fees waived[4]	1.41%	1.28%	1.13%	1.16%	1.15%
Ratio of net investment income to average net assets	6.37%	5.05%	4.64%	5.02%	5.32%
Ratio of net investment income to average net assets prior to fees waived	5.93%	4.76%	4.50%	4.85%	5.17%
Portfolio turnover	42%	47%	83%	80%	69%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

78

Delaware Ivy High Yield Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$7.96	$10.25	$9.72	$9.88	$9.81

Income (loss) from investment operations:
Net investment income[1]	0.55	0.49	0.50	0.51	0.54
Net realized and unrealized gain (loss)	0.24	(1.98)	0.54	(0.17)	0.07
Total from investment operations	0.79	(1.49)	1.04	0.34	0.61

Less dividends and distributions from:
Net investment income	(0.58)	(0.53)	(0.51)	(0.50)	(0.54)
Net realized gain	—	(0.27)	—	—	—
Total dividends and distributions	(0.58)	(0.80)	(0.51)	(0.50)	(0.54)

Net asset value, end of period	$8.17	$7.96	$10.25	$9.72	$9.88

Total return[2]	10.07%	(15.51%)	10.91%	3.68%	6.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22,884	$32,938	$85 [3]	$87 [3]	$54 [3]
Ratio of expenses to average net assets[4]	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of expenses to average net assets prior to fees waived[4]	1.13%	1.03%	0.97%	1.01%	1.02%
Ratio of net investment income to average net assets	6.62%	5.23%	4.90%	5.30%	5.60%
Ratio of net investment income to average net assets prior to fees waived	6.21%	4.92%	4.65%	5.01%	5.30%
Portfolio turnover	42%	47%	83%	80%	69%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

79

Financial highlights

Delaware Ivy High Yield Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$8.01	$10.24	$9.71	$9.88	$9.80

Income (loss) from investment operations:
Net investment income[1]	0.56	0.49	0.50	0.51	0.54
Net realized and unrealized gain (loss)	0.24	(1.99)	0.54	(0.18)	0.08
Total from investment operations	0.80	(1.50)	1.04	0.33	0.62

Less dividends and distributions from:
Net investment income	(0.58)	(0.46)	(0.51)	(0.50)	(0.54)
Net realized gain	—	(0.27)	—	—	—
Total dividends and distributions	(0.58)	(0.73)	(0.51)	(0.50)	(0.54)

Net asset value, end of period	$8.23	$8.01	$10.24	$9.71	$9.88

Total return[2]	10.15%	(15.56%)	10.92%	3.58%	6.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15	$14	$35 [3]	$40 [3]	$38 [3]
Ratio of expenses to average net assets[4]	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of expenses to average net assets prior to fees waived[4]	1.12%	0.87%	0.80%	0.83%	0.84%
Ratio of net investment income to average net assets	6.68%	5.20%	4.91%	5.29%	5.59%
Ratio of net investment income to average net assets prior to fees waived	6.28%	5.05%	4.83%	5.18%	5.47%
Portfolio turnover	42%	47%	83%	80%	69%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

80

Delaware Ivy Multi-Asset Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$8.90	$11.28	$9.81	$10.58	$11.07

Income (loss) from investment operations:
Net investment income[1]	0.34	0.34	0.37	0.39	0.43
Net realized and unrealized gain (loss)	0.60	(2.18)	1.53	(0.61)	(0.13)
Total from investment operations	0.94	(1.84)	1.90	(0.22)	0.30

Less dividends and distributions from:
Net investment income	(0.28)	(0.54)	(0.43)	(0.42)	(0.45)
Net realized gain	(0.62)	—	—	(0.13)	(0.34)
Total dividends and distributions	(0.90)	(0.54)	(0.43)	(0.55)	(0.79)

Net asset value, end of period	$8.94	$8.90	$11.28	$9.81	$10.58

Total return[2]	10.53%	(16.99%)	19.57%[3]	(2.10%)	3.22%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$45,306	$56,948	$87 [4]	$88 [4]	$119 [4]
Ratio of expenses to average net assets[5]	1.06%	1.19%	1.17%	1.20%	1.20%
Ratio of expenses to average net assets prior to fees waived[5]	1.31%	1.36%	1.24%	1.27%	1.24%
Ratio of net investment income to average net assets	3.59%	3.21%	3.38%	3.89%	4.06%
Ratio of net investment income to average net assets prior to fees waived	3.34%	3.04%	3.31%	3.82%	4.02%
Portfolio turnover	51%	127%[6]	57%	71%	54%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Payments from affiliates had no impact on net asset value and total return.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

81

Financial highlights

Delaware Ivy Multi-Asset Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$8.91	$11.27	$9.81	$10.58	$11.07

Income (loss) from investment operations:
Net investment income[1]	0.27	0.26	0.29	0.32	0.35
Net realized and unrealized gain (loss)	0.59	(2.17)	1.51	(0.61)	(0.12)
Total from investment operations	0.86	(1.91)	1.80	(0.29)	0.23

Less dividends and distributions from:
Net investment income	(0.20)	(0.45)	(0.34)	(0.35)	(0.38)
Net realized gain	(0.62)	—	—	(0.13)	(0.34)
Total dividends and distributions	(0.82)	(0.45)	(0.34)	(0.48)	(0.72)

Net asset value, end of period	$8.95	$8.91	$11.27	$9.81	$10.58

Total return[2]	9.65%	(17.54%)	18.56%[3]	(2.85%)	2.46%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,927	$4,909	$8 [4]	$10 [4]	$14 [4]
Ratio of expenses to average net assets[5]	1.82%	1.99%	1.95%	1.96%	1.94%
Ratio of expenses to average net assets prior to fees waived[5]	2.11%	2.18%	2.02%	2.03%	1.98%
Ratio of net investment income to average net assets	2.83%	2.40%	2.61%	3.13%	3.31%
Ratio of net investment income to average net assets prior to fees waived	2.54%	2.21%	2.54%	3.06%	3.27%
Portfolio turnover	51%	127%[6]	57%	71%	54%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Payments from affiliates had no impact on net asset value and total return.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

82

Delaware Ivy Multi-Asset Income Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$8.90	$11.28	$9.81	$10.59	$11.07

Income (loss) from investment operations:
Net investment income[1]	0.37	0.39	0.42	0.43	0.47
Net realized and unrealized gain (loss)	0.60	(2.18)	1.53	(0.61)	(0.11)
Total from investment operations	0.97	(1.79)	1.95	(0.18)	0.36

Less dividends and distributions from:
Net investment income	(0.30)	(0.59)	(0.48)	(0.47)	(0.50)
Net realized gain	(0.62)	—	—	(0.13)	(0.34)
Total dividends and distributions	(0.92)	(0.59)	(0.48)	(0.60)	(0.84)

Net asset value, end of period	$8.95	$8.90	$11.28	$9.81	$10.59

Total return[2]	10.95%	(16.64%)	20.08%[3]	(1.76%)	3.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$55,473	$97,268	$211 [4]	$220 [4]	$320 [4]
Ratio of expenses to average net assets[5]	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets prior to fees waived[5]	0.98%	1.05%	0.99%	0.99%	0.97%
Ratio of net investment income to average net assets	3.94%	3.60%	3.81%	4.32%	4.51%
Ratio of net investment income to average net assets prior to fees waived	3.71%	3.30%	3.57%	4.08%	4.29%
Portfolio turnover	51%	127%[6]	57%	71%	54%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Payments from affiliates had no impact on net asset value and total return.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

83

Financial highlights

Delaware Ivy Multi-Asset Income Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$8.90	$11.28	$9.82	$10.59	$11.08

Income (loss) from investment operations:
Net investment income[1]	0.37	0.39	0.43	0.44	0.47
Net realized and unrealized gain (loss)	0.60	(2.18)	1.51	(0.61)	(0.12)
Total from investment operations	0.97	(1.79)	1.94	(0.17)	0.35

Less dividends and distributions from:
Net investment income	(0.31)	(0.59)	(0.48)	(0.47)	(0.50)
Net realized gain	(0.62)	—	—	(0.13)	(0.34)
Total dividends and distributions	(0.93)	(0.59)	(0.48)	(0.60)	(0.84)

Net asset value, end of period	$8.94	$8.90	$11.28	$9.82	$10.59

Total return[2]	10.91%	(16.60%)	19.95%[3]	(1.66%)	3.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$969	$1,024	$2 [4]	$3 [4]	$4 [4]
Ratio of expenses to average net assets[5]	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets prior to fees waived[5]	0.96%	0.92%	0.84%	0.84%	0.92%
Ratio of net investment income to average net assets	3.89%	3.66%	3.91%	4.34%	4.50%
Ratio of net investment income to average net assets prior to fees waived	3.68%	3.49%	3.82%	4.25%	4.33%
Portfolio turnover	51%	127%[6]	57%	71%	54%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Payments from affiliates had no impact on net asset value and total return.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

84

Delaware Ivy Multi-Asset Income Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$8.90	$11.28	$9.82	$10.59	$11.07

Income (loss) from investment operations:
Net investment income[1]	0.34	0.34	0.39	0.40	0.42
Net realized and unrealized gain (loss)	0.60	(2.17)	1.50	(0.61)	(0.10)
Total from investment operations	0.94	(1.83)	1.89	(0.21)	0.32

Less dividends and distributions from:
Net investment income	(0.26)	(0.55)	(0.43)	(0.43)	(0.46)
Net realized gain	(0.62)	—	—	(0.13)	(0.34)
Total dividends and distributions	(0.88)	(0.55)	(0.43)	(0.56)	(0.80)

Net asset value, end of period	$8.96	$8.90	$11.28	$9.82	$10.59

Total return[2]	10.60%	(16.94%)	19.50%[3]	(2.06%)	3.33%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$58	$88	$— [4,5]	$3 [4]	$4 [4]
Ratio of expenses to average net assets[6]	1.06%	1.16%	1.15%	1.15%	1.17%
Ratio of expenses to average net assets prior to fees waived[6]	1.27%	1.33%	1.22%	1.22%	1.21%
Ratio of net investment income to average net assets	3.60%	3.23%	3.61%	3.95%	4.06%
Ratio of net investment income to average net assets prior to fees waived	3.39%	3.06%	3.54%	3.88%	4.02%
Portfolio turnover	51%	127%[7]	57%	71%	54%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Payments from affiliates had no impact on net asset value and total return.
[4]	Net assets reported in millions.
[5]	Rounds to less than $500 thousands.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

85

Financial highlights

Delaware Ivy Total Return Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$8.49	$10.16	$10.22	$10.22	$10.02

Income (loss) from investment operations:
Net investment income[1]	0.22	0.08	0.10	0.09	0.17
Net realized and unrealized gain (loss)	0.09	(1.50)	(0.04)	0.10	0.52
Total from investment operations	0.31	(1.42)	0.06	0.19	0.69

Less dividends and distributions from:
Net investment income	(0.82)	(0.09)	(0.02)	(0.16)	(0.49)
Net realized gain	—	(0.16)	(0.10)	(0.03)	—
Total dividends and distributions	(0.82)	(0.25)	(0.12)	(0.19)	(0.49)

Net asset value, end of period	$7.98	$8.49	$10.16	$10.22	$10.22

Total return[2]	3.56%	(14.25%)	0.77%	2.07%	7.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,782	$7,125	$13 [3]	$23 [3]	$23 [3]
Ratio of expenses to average net assets[4]	1.21%	1.33%	1.24%	1.22%	1.22%
Ratio of expenses to average net assets prior to fees waived[4]	2.31%	1.59%	1.42%	1.41%	1.40%
Ratio of net investment income to average net assets	2.62%	0.81%	0.95%	0.90%	1.74%
Ratio of net investment income to average net assets prior to fees waived	1.52%	0.55%	0.77%	0.71%	1.56%
Portfolio turnover	127%	105%	119%	112%	121%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

86

Delaware Ivy Total Return Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$8.33	$10.03	$10.10	$10.10	$9.91

Income (loss) from investment operations:
Net investment income[1]	0.15	— [2]	0.02	0.02	0.10
Net realized and unrealized gain (loss)	0.11	(1.47)	(0.03)	0.10	0.51
Total from investment operations	0.26	(1.47)	(0.01)	0.12	0.61

Less dividends and distributions from:
Net investment income	(0.71)	(0.07)	(0.01)	(0.10)	(0.42)
Net realized gain	—	(0.16)	(0.05)	(0.02)	—
Total dividends and distributions	(0.71)	(0.23)	(0.06)	(0.12)	(0.42)

Net asset value, end of period	$7.88	$8.33	$10.03	$10.10	$10.10

Total return[3]	2.93%	(14.92%)	(0.17%)	1.32%	6.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$175	$348	$1 [4]	$5 [4]	$4 [4]
Ratio of expenses to average net assets[5]	1.95%	2.08%	1.95%	1.92%	1.92%
Ratio of expenses to average net assets prior to fees waived[5]	3.15%	2.58%	2.13%	2.11%	2.10%
Ratio of net investment income to average net assets	1.83%	0.05%	0.22%	0.20%	1.05%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.63%	(0.45%)	0.04%	0.01%	0.87%
Portfolio turnover	127%	105%	119%	112%	121%
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

87

Financial highlights

Delaware Ivy Total Return Bond Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$8.54	$10.20	$10.25	$10.26	$10.06

Income (loss) from investment operations:
Net investment income[1]	0.23	0.10	0.12	0.11	0.20
Net realized and unrealized gain (loss)	0.11	(1.50)	(0.02)	0.09	0.51
Total from investment operations	0.34	(1.40)	0.10	0.20	0.71

Less dividends and distributions from:
Net investment income	(0.83)	(0.10)	(0.03)	(0.18)	(0.51)
Net realized gain	—	(0.16)	(0.12)	(0.03)	—
Total dividends and distributions	(0.83)	(0.26)	(0.15)	(0.21)	(0.51)

Net asset value, end of period	$8.05	$8.54	$10.20	$10.25	$10.26

Total return[2]	3.93%	(14.03%)	0.96%	2.19%	7.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$19,323	$37,651	$99 [3]	$102 [3]	$120 [3]
Ratio of expenses to average net assets[4]	0.97%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets prior to fees waived[4]	1.91%	1.27%	1.23%	1.24%	1.23%
Ratio of net investment income to average net assets	2.81%	1.10%	1.20%	1.12%	1.98%
Ratio of net investment income to average net assets prior to fees waived	1.87%	0.83%	0.98%	0.88%	1.75%
Portfolio turnover	127%	105%	119%	112%	121%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

88

Delaware Ivy Total Return Bond Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$8.57	$10.23	$10.28	$10.28	$10.08

Income (loss) from investment operations:
Net investment income[1]	0.24	0.12	0.14	0.13	0.21
Net realized and unrealized gain (loss)	0.11	(1.51)	(0.03)	0.09	0.51
Total from investment operations	0.35	(1.39)	0.11	0.22	0.72

Less dividends and distributions from:
Net investment income	(0.88)	(0.11)	(0.03)	(0.19)	(0.52)
Net realized gain	—	(0.16)	(0.13)	(0.03)	—
Total dividends and distributions	(0.88)	(0.27)	(0.16)	(0.22)	(0.52)

Net asset value, end of period	$8.04	$8.57	$10.23	$10.28	$10.28

Total return[2]	3.94%	(13.95%)	1.08%	2.41%	7.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,639	$34,574	$60 [3]	$56 [3]	$70 [3]
Ratio of expenses to average net assets[4]	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of expenses to average net assets prior to fees waived[4]	1.78%	1.13%	1.06%	1.07%	1.06%
Ratio of net investment income to average net assets	2.88%	1.26%	1.33%	1.24%	2.11%
Ratio of net investment income to average net assets prior to fees waived	1.97%	1.00%	1.14%	1.04%	1.92%
Portfolio turnover	127%	105%	119%	112%	121%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

89

Notes to financial statements

Ivy Funds	September 30, 2023

Ivy Funds (Trust) is organized as a Delaware statutory trust and offers 30 funds. These financial statements and the related notes pertain to 5 funds: Delaware Ivy Corporate Bond Fund, Delaware Ivy Government Securities Fund, Delaware Ivy High Yield Fund, Delaware Ivy Multi-Asset Income Fund, and Delaware Ivy Total Return Bond Fund, (each, a Fund or collectively, the Funds). The Trust is an open-end investment company. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act).

Each Fund currently offers Class A and Class I shares. Each Fund (other than Delaware Ivy High Yield Fund) offers Class C shares, and Delaware Ivy Corporate Bond Fund and Delaware Ivy Multi-Asset Income Fund offers Class Y shares. On December 17, 2021, Delaware Ivy Total Return Bond Fund’s Class Y share liquidated. In addition, each Fund (other than Delaware Ivy Corporate Bond Fund) offers Class R6 shares. On May 18, 2022, Class R6 share liquidated for Delaware Ivy Corporate Bond Fund. Class A shares are subject to an initial sales charge. There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Effective December 10, 2021, all remaining shares of Class B were converted to Class A shares. Class C shares have no upfront sales charges, but are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Class I, Class R6 and Class Y shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Fixed income securities, credit default swap (CDS) contracts, interest rate swap (IRS) contracts, CDS and IRS options contracts (swaptions) are generally priced based upon valuations provided by an independent pricing service or broker/counterparty in accordance with methodologies included within Delaware Management Company (DMC)’s Pricing Policy (the Policy). Fixed income security valuations, CDS contracts and IRS contracts are then reviewed by DMC as part of its duties as each Fund’s valuation designee and, to the extent required by the Policy and applicable regulation, fair valued consistent with the Policy. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Forward foreign currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and the ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by DMC. Subject to the oversight of the Trust’s Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

90

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended September 30, 2023, and for all open tax years (years ended September 30, 2020–September 30, 2022), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. In regard to foreign taxes only, each Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of each Fund. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended September 30, 2023, the Funds did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally bifurcate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized gain (loss) on investments.” The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Derivative Financial Instruments — The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds intend to use either derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

Segregation and Collateralization — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Funds may deliver or receive collateral in connection with certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. Cash collateral that has been pledged/received to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the “Statements of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedules of investments.”

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the

91

Notes to financial statements

Ivy Funds

1. Significant Accounting Policies (continued)

specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which each Fund invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Each Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Delaware Ivy Government Securities Fund declare dividends daily and pay monthly. Delaware Ivy Corporate Bond Fund and Delaware Ivy High Yield Fund declare and pay dividends monthly. Delaware Ivy Multi-Asset Fund, and Delaware Ivy Total Return Bond Fund declare and pay dividends quarterly. Each Fund declares and pays distributions from net realized gain on investments, if any, at least annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly, based on each Fund’s average daily net assets as follows:

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Ivy Corporate Bond Fund	0.475% of net assets up to $1 billion;
0.45% of net assets over $1 billion and up to $1.5 billion;
0.40% of net assets over $1.5 billion.

Delaware Ivy Government Securities Fund	0.50% of net assets up to $500 million;
0.45% of net assets over $500 million and up to $1 billion;
0.40% of net assets over $1 billion and up to $1.5 billion;
0.35% of net assets over $1.5 billion.

Delaware Ivy High Yield Fund	0.625% of net assets up to $500 million;
0.60% of net assets over $500 million and up to $1 billion;
0.55% of net assets over $1 billion and up to $1.5 billion;
0.50% of net assets over $1.5 billion and up to $10 billion;
0.49% of net assets over $10 billion and up to $20 billion;
0.48% of net assets over $20 billion.

Delaware Ivy Multi-Asset Income Fund	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.61% of net assets over $2 billion and up to $3 billion;
0.58% of net assets over $3 billion.
92

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Ivy Total Return Bond Fund	0.90% of net assets up to $1 billion;
0.85% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $5 billion;
0.75% of net assets over $5 billion.

DMC has entered into sub-advisory agreements with the following entities on behalf of Delaware Ivy Corporate Bond Fund, Delaware Ivy Government Securities Fund, Delaware Ivy High Yield Fund, Delaware Ivy Multi-Asset Income Fund and Delaware Ivy Total Return Fund: Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL) and Macquarie Investment Management Global Limited (MIMGL), each of which is an affiliate of DMC (the “Affiliated Sub-Advisors”).

MIMAK is a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. With respect to the Funds for which MIMAK serves as a sub-advisor, DMC has principal responsibility for all investment advisory services and may seek investment advice and recommendations from MIMAK and DMC may also permit MIMAK to execute Fund security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMAK’s specialized market knowledge. In addition and with respect only to Delaware Ivy Multi-Asset Income Fund, MIMAK is responsible for the day-to-day management of the Fund.

MIMEL, is a part of MAM. Although DMC has principal responsibility for DMC’s portion of each Fund, DMC may seek investment advice and recommendations from MIMEL and DMC may also permit MIMEL to execute Fund security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMEL’s specialized market knowledge.

MIMGL, is a part of MAM. With respect to the Funds for which MIMGL serves as sub-advisor, DMC has principal responsibility for each Fund, and may seek investment advice and recommendations from MIMGL and DMC may also permit MIMGL to execute Fund security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMGL’s specialized market knowledge. In addition and with respect only to Delaware Ivy Total Return Bond Fund, MIMGL along with DMC is responsible for the day-to-day management of the Fund.

Pursuant to the terms of the relevant sub-advisory agreement, DMC pays each Affiliated Sub-Advisor a sub-advisory fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended September 30, 2023, each Fund paid for these services as follows:

Fund	Fees
Delaware Ivy Corporate Bond Fund	$14,479
Delaware Ivy Government Securities Fund	8,837
Delaware Ivy High Yield Fund	5,086
Delaware Ivy Multi-Asset Income Fund	8,024
Delaware Ivy Total Return Bond Fund	5,785

DIFSC is also the transfer agent and dividend disbursing agent of each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended September 30, 2023, each Fund paid for these services as follows:

93

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Fund	Fees
Delaware Ivy Corporate Bond Fund	$22,460
Delaware Ivy Government Securities Fund	10,366
Delaware Ivy High Yield Fund	2,328
Delaware Ivy Multi-Asset Income Fund	8,624
Delaware Ivy Total Return Bond Fund	3,828

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Fund. Sub-transfer agency fees are paid by each Fund and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.25%, 1.00%, and 0.25% of the average daily net assets of the Class A, Class C, and Class Y shares, respectively. The fees are calculated daily and paid monthly. Class I and Class R6 shares do not pay 12b-1 fees.

From January 30, 2023 through January 30, 2024, DMC, DDLP and/or DIFSC, each Fund’s transfer agent, have contractually agreed to waive all or a portion of fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding the following percentages of each Fund’s average daily net assets. These waivers and reimbursements may only be terminated by agreement of DMC, DDLP, DIFSC and/or each Fund, as applicable. The waivers and reimbursements are accrued daily and received monthly.

Fund	Operating expense limitation as a percentage of average daily net assets all share classes other than Class R6	Operating expense limitation as a percentage of average daily net assets Class R6
Delaware Ivy Corporate Bond Fund	0.61%	n/a
Delaware Ivy Government Securities Fund	0.64%	0.60%
Delaware Ivy High Yield Fund	0.72%	0.72%
Delaware Ivy Multi-Asset Income Fund	0.75%	0.75%
Delaware Ivy Total Return Bond Fund	0.95%	0.87%

After consideration of class specific expenses, including 12b-1 fees, the class level operating expense limitation as a percentage of average daily net assets for the period October 1, 2022 (except as noted) through January 30, 2024 is as follows:

	Operating expense limitation as a percentage of average daily net assets
Fund	Class A		Class C		Class I		Class R6	Class Y
Delaware Ivy Corporate Bond Fund	0.86	%*	1.61	%*	0.61	%*	n/a	0.86	%*
Delaware Ivy Government Securities Fund	0.89	%**	1.64	%**	0.64	%**	0.60%	n/a
Delaware Ivy High Yield Fund	0.97	%***	n/a		0.72%		0.72%	n/a
Delaware Ivy Multi-Asset Income Fund	1.00	%****	1.75	%****	0.75%		0.75%	1.00	%****
Delaware Ivy Total Return Bond Fund	1.20	%*****	1.95%		0.95	%*****	0.87%	n/a
94

*	Effective January 30, 2023. Prior to January 30, 2023, the Fund had no expense limitation.
**	Effective January 30, 2023. For the period from October 1, 2022 to January 29, 2023, the expense limitation were as follows for Class A, Class C and Class I shares, respectively: 0.97%, 1.82% and 0.72%.
***	Effective January 30, 2023. For the period from October 1, 2022 to January 29, 2023, the expense limitation was 0.99% for Class A shares.
****	Effective January 30, 2023. For the period from October 1, 2022 to January 29, 2023, the expense limitation were as follows for Class A, Class C and Class Y shares, respectively: 1.17%, 1.95% and 1.15%.
*****	Effective January 30, 2023. For the period from October 1, 2022 to January 29, 2023, the expense limitation were as follows for Class A and Class I shares, respectively: 1.24% and 1.00%.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended September 30, 2023, each Fund paid for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Fund	Fees
Delaware Ivy Corporate Bond Fund	$12,294
Delaware Ivy Government Securities Fund	6,248
Delaware Ivy High Yield Fund	1,190
Delaware Ivy Multi-Asset Income Fund	8,803
Delaware Ivy Total Return Bond Fund	5,597

For the year ended September 30, 2023, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Fund	Class A
Delaware Ivy Corporate Bond Fund	$8,235
Delaware Ivy Government Securities Fund	1,846
Delaware Ivy High Yield Fund	1,539
Delaware Ivy Multi-Asset Income Fund	3,793
Delaware Ivy Total Return Bond Fund	218

For the year ended September 30, 2023, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Fund	Class A	Class C
Delaware Ivy Corporate Bond Fund	$366	$2,657
Delaware Ivy Government Securities Fund	150	21
Delaware Ivy High Yield Fund	112	—
Delaware Ivy Multi-Asset Income Fund	491	215
Delaware Ivy Total Return Bond Fund	39	25

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

In addition to the management fees and other expenses of a Fund, a Fund indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by a Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

95

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

A summary of the transactions in affiliated companies during the year ended September 30, 2023 was as follows:

	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated investments	Net change in unrealized appreciation (depreciation) on affiliated investments(1)	Value, end of period		Shares	Income
Delaware Ivy Multi-Asset Income Fund Convertible Bond—0.64%
New Cotai 5.00% 2/2/27=	$340,012	$20,702	$—	$—	$321,098	$681,812	(2)	360,230	$20,291
Common Stock—0.23%
New Cotai =,†	—	—	—	—	240,991	240,991	(2)	318,315	—
Total	$340,012	$20,702	$—	$—	$562,089	$922,803			$20,291

(1)	Does not tie to Net change in unrealized appreciation (depreciation) on affiliated investments on the Statements of operations as a result of previously affiliated securities moving to unaffiliated.
(2)	This value is not included on the Statements of of assets and liabilities, as it is not affiliated as of September 30, 2023.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3.
†	Non-income producing security.

3. Investments

For the year ended September 30, 2023, each Fund made purchases and sales of investment securities other than short-term investments as follows:

Fund	Purchases other than US government securities	Purchases of US government securities	Sales other than US government securities	Sales of US government securities
Delaware Ivy Corporate Bond Fund	$141,147,595	$14,805,795	$263,992,023	$16,566,624
Delaware Ivy Government Securities Fund	785,000	217,086,085	3,186,525	242,677,713
Delaware Ivy High Yield Fund	14,548,169	—	28,360,819	—
Delaware Ivy Multi-Asset Income Fund	54,544,761	12,568,755	110,340,115	16,044,291
Delaware Ivy Total Return Bond Fund	57,445,937	14,372,416	91,077,102	21,525,015
96

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At September 30, 2023, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Fund were as follows:

Fund	Cost of investments and derivatives	Aggregate unrealized appreciation of investments and derivatives	Aggregate unrealized depreciation of investments and derivatives	Net unrealized appreciation (depreciation) of investments and derivatives
Delaware Ivy Corporate Bond Fund	$346,486,198	$430,613	$(58,604,721)	$(58,174,108)
Delaware Ivy Government Securities Fund	164,600,854	118,215	(13,398,985)	(13,280,770)
Delaware Ivy High Yield Fund	32,277,568	101,657	(2,334,943)	(2,233,286)
Delaware Ivy Multi-Asset Income Fund	112,997,036	5,740,604	(13,953,902)	(8,213,298)
Delaware Ivy Total Return Bond Fund	43,152,938	—	(3,519,556)	(3,519,556)

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3	–	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

97

Notes to financial statements

Ivy Funds

3. Investments (continued)

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of September 30, 2023:

	Delaware Ivy Corporate Bond Fund
	Level 1	Level 2	Total
Securities
Assets:
Corporate Bonds	$—	$279,458,573	$279,458,573
Municipal Bonds	—	4,365,172	4,365,172
Sovereign Bonds	—	1,777,175	1,777,175
US Treasury Obligations	—	1,985,949	1,985,949
Short-Term Investments	725,220	—	725,220
Total Value of Securities	$725,220	$287,586,869	$288,312,089

	Delaware Ivy Government Securities Fund
	Level 1	Level 2	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$3,736,443	$3,736,443
Agency Commercial Mortgage-Backed Securities	—	21,591,314	21,591,314
Agency Mortgage-Backed Securities	—	56,995,144	56,995,144
Agency Obligations	—	1,916,725	1,916,725
US Treasury Obligations	—	67,197,589	67,197,589
Total Value of Securities	$—	$151,437,215	$151,437,215

Derivatives[1]
Liabilities:
Futures Contracts	$(117,131)	$—	$(117,131)

1Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

	Delaware Ivy High Yield Fund
	Level 1	Level 2	Total
Securities
Assets:
Corporate Bonds	$—	$29,180,076	$29,180,076
Short-Term Investments	864,206	—	864,206
Total Value of Securities	$864,206	$29,180,076	$30,044,282
98

	Delaware Ivy Multi-Asset Income Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Mortgage-Backed Securities	$—	$2,902,448	$—	$2,902,448
Common Stocks
Basic Industry	—	—	942,688	942,688
Capital Goods	489,489	—	—	489,489
Communication Services	630,979	—	—	630,979
Consumer Cyclical	302,459	—	45,968	348,427
Consumer Discretionary	4,151,353	—	—	4,151,353
Consumer Non-Cyclical	8,963,005	—	—	8,963,005
Consumer Staples	6,983,626	—	—	6,983,626
Energy	4,306,368	—	—	4,306,368
Financial Services	—	—	240,991	240,991
Financials	768,003	—	—	768,003
Healthcare	1,369,197	—	—	1,369,197
Home Builders	100,997	—	—	100,997
Industrials	4,568,037	—	—	4,568,037
Materials	4,825,121	—	—	4,825,121
Real Estate	1,294,820	—	—	1,294,820
REIT Diversified	1,012,462	—	—	1,012,462
REIT Healthcare	190,190	—	—	190,190
REIT Industrial	1,352,649	—	—	1,352,649
REIT Information Technology	1,093,094	—	—	1,093,094
REIT Lodging	162,167	—	—	162,167
REIT Mall	99,388	—	—	99,388
REIT Manufactured Housing	385,120	—	—	385,120
REIT Multifamily	1,219,222	—	—	1,219,222
REIT Office	361,334	—	—	361,334
REIT Retail	146,502	—	—	146,502
REIT Self-Storage	455,240	—	—	455,240
REIT Shopping Center	595,987	—	—	595,987
REIT Single Tenant	387,035	—	—	387,035
REIT Specialty	338,522	—	—	338,522
Technology	1,627,575	—	—	1,627,575
Utilities	4,076,249	—	—	4,076,249
Convertible Bond	—	—	681,812	681,812
Corporate Bonds	—	38,274,027	—1	38,274,027
Exchange-Traded Funds	5,767,522	—	—	5,767,522
Loan Agreements	—	673,672	—	673,672
Master Limited Partnerships	371,513	—	—	371,513
Non-Agency Commercial Mortgage-Backed Securities	—	829,253	—	829,253
Preferred Stocks	683,408	—	10,280	693,688
US Treasury Obligations	—	1,097,241	—	1,097,241
Warrants	24,869	—	—	24,869
Total Value of Securities	$59,103,502	$43,776,641	$1,921,739	$104,801,882
99

Notes to financial statements

Ivy Funds

3. Investments (continued)

	Delaware Ivy Multi-Asset Income Fund
	Level 1	Level 2	Level 3	Total

Derivatives[2]
Assets:
Futures Contracts	$13,620	$—	$—	$13,620
Liabilities:
Futures Contracts	$(13,120)	$—	$—	$(13,120)

[1]	The security that has been valued at zero on the “Schedules of investments” is considered to be Level 3 investment in this table.
[2]	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

	Delaware Ivy Total Return Bond Fund
	Level 1	Level 2	Total
Securities
Assets:
Agency Mortgage-Backed Securities	$—	$6,442,252	$6,442,252
Corporate Bonds	—	17,146,309	17,146,309
Sovereign Bonds	—	14,524,022	14,524,022
Supranational Banks	—	678,698	678,698
US Treasury Obligations	—	231,827	231,827
Options Purchased	—	35,631	35,631
Total Value of Securities	$—	$39,058,739	$39,058,739

Derivatives[1]
Assets:
Centrally Cleared Interest Rate Swaps	$—	$28,209	$28,209
Forward Foreign Currency Exchange Contracts	—	523,651	523,651
Futures Contracts	512,914	—	512,914
Liabilities:
Centrally Cleared Credit Default Swaps	$—	$(23,516)	$(23,516)
Forward Foreign Currency Exchange Contracts	—	(2,048)	(2,048)
Futures Contracts	(415,137)	—	(415,137)
Over-The-Counter Credit Default Swaps	—	(4,796)	(4,796)

1Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended September 30, 2023, there were no transfers into or out of Level 3 investments. Each Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to each Fund’s net assets. As of September 30, 2023, Delaware Ivy Corporate Bond Fund, Delaware Ivy Government Securities Fund, Delaware Ivy High Yield and Delaware Ivy Total Return Bond Fund had no Level 3 investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:

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Delaware Ivy Multi-Asset Income Fund

	Common Stocks	Convertible Bond	Corporate Bonds	Preferred Stock	Total
Balance as of 9/30/22	$1,060,800	$—	$340,012	$10,280	$1,411,092
Restructure of security	—	340,012	(340,012)	—	—
Sales	(418,265)	—	—	—	(418,265)
Net realized gain (loss)	(524,006)	—	—	—	(524,006)
Amortization	—	2,712	—	—	2,712
Corporate actions	—	17,990	—	—	17,990
Net change in unrealized appreciation (depreciation)	1,111,118	321,098	—	—	1,432,216
Balance as of 9/30/23	$1,229,647	$681,812	$—1	$10,280	$1,921,739
Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 9/30/23	$701,763	$321,098	$—	$—	$1,022,861

1The security that has been valued at zero on the “Schedules of investments” is considered to be Level 3 investment in this table.

A significant change to the inputs may result in a significant change to the valuation. Quantitative information about Level 3 fair value measurements for the Fund is as follows: Delaware Ivy Multi-Asset Income Fund

Assets	Value	Valuation Techniques	Unobservable Inputs	Input value
Common Stocks	$45,968	Market approach	EV/EBITDA multiple	7.00	x
			EV/Revenue multiple	0.47	x
Common Stocks	940,505	Market approach	EV/EBITDA multiple	2.57	x
			EV/Revenue multiple	0.79	x
Common Stocks	240,991	Market approach	Control premium	N/A
Convertible Bond	681,812	Market approach	Control premium	N/A
Preferred Stock	10,280	Market approach	EV/EBITDA multiple	7.00	x
			EV/Revenue multiple	0.47	x

Level 3 securities with a total value of $2,183 have been valued using third party pricing information without adjustment and are excluded from the table above.

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Notes to financial statements

Ivy Funds

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended September 30, 2023 and 2022 were as follows:

	Ordinary income	Long-term Capital gains	Total
Year ended September 30, 2023:
Delaware Ivy Corporate Bond Fund	$9,889,565	$—	$9,889,565
Delaware Ivy Government Securities Fund	4,347,915	—	4,347,915
Delaware Ivy High Yield Fund	2,515,374	—	2,515,374
Delaware Ivy Multi-Asset Income Fund	3,796,105	9,477,452	13,273,557
Delaware Ivy Total Return Bond Fund	6,691,486	—	6,691,486

Year ended September 30, 2022:
Delaware Ivy Corporate Bond Fund	20,766,102	17,188,833	37,954,935
Delaware Ivy Government Securities Fund	3,055,253	—	3,055,253
Delaware Ivy High Yield Fund	7,821,058	125,184	7,946,242
Delaware Ivy Multi-Asset Income Fund	13,203,165	—	13,203,165
Delaware Ivy Total Return Bond Fund	2,477,070	1,474,750	3,951,820

5. Components of Net Assets on a Tax Basis

As of September 30, 2023, the components of net assets on a tax basis were as follows:

	Delaware Ivy Corporate Bond Fund	Delaware Ivy Government Securities Fund	Delaware Ivy High Yield Fund	Delaware Ivy Multi-Asset Income Fund	Delaware Ivy Total Return Bond Fund
Shares of beneficial interest	$397,187,001	$200,206,203	$41,779,396	$125,120,786	$62,583,426
Undistributed ordinary income	223,676	91,516	—	1,103,129	—
Qualified late year loss deferrals	—	—	—	—	(2,998,796)
Distributions payable	—	(471)	—	—	—
Capital loss carryforwards	(51,866,305)	(34,034,316)	(9,061,917)	(12,260,430)	(14,131,444)
Deferred directors fees	(134,599)	(45,690)	(1,118)	(6,895)	(3,237)
Unamortized organizational costs	—	—	—	(10,768)	(11,180)
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	(58,174,108)	(13,280,770)	(2,233,286)	(8,213,298)	(3,519,556)
Net assets	$287,235,665	$152,936,472	$30,483,075	$105,732,524	$41,919,213

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of forward foreign currency exchange contracts, mark-to-market of futures contracts, tax recognition of unrealized gain on passive foreign investment companies, tax treatment of swap contracts, tax treatment of REITs, and partnership interest.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2023 through September 30, 2023 and November 1, 2022 through September 30, 2023, respectively, that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of partnership non-deductible expenses, tax treatment of REITs, gain (loss) on foreign currency transactions,

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tax treatment of partnerships, swap contracts, passive foreign investment securities (PFICs), paydown gains (losses) of asset- and mortgage-backed securities and capital gain taxes. Results of operations and net assets were not affected by these reclassifications. For the year ended September 30, 2023, the Funds recorded the following reclassifications:

	Delaware Ivy High Yield Fund	Delaware Ivy Multi-Asset Income Fund
Paid-in capital	$(775)	$(1,109)
Total distributable earnings (loss)	775	1,109

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At September 30, 2023, the Fund has capital loss carryforwards available to offset future realized capital gains are as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Delaware Ivy Corporate Bond Fund	$22,426,087	$29,440,218	$51,866,305
Delaware Ivy Government Securities Fund	17,781,615	16,252,701	34,034,316
Delaware Ivy High Yield Fund	3,516,154	5,545,763	9,061,917
Delaware Ivy Multi-Asset Income Fund	6,252,038	6,008,392	12,260,430
Delaware Ivy Total Return Bond Fund	6,174,366	7,957,078	14,131,444
103

Notes to financial statements

Ivy Funds

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Ivy Corporate Bond Fund		Delaware Ivy Government Securities Fund		Delaware Ivy High Yield Fund
	Year ended		Year ended		Year ended
	9/30/23	9/30/22	9/30/23	9/30/22	9/30/23	9/30/22
Shares sold:
Class A	800,090	2,618,451	1,407,552	1,181,789	227,769	300,722
Class C	24,138	48,522	49,292	44,278	—	—
Class I	1,299,831	7,318,249	5,471,568	11,024,208	543,695	1,523,281
Class R6	—	469,044	3,243,433	5,583,841	—	15,102

Shares issued upon reinvestment of dividends and distributions:
Class A	332,344	2,525,682	255,386	113,295	74,025	113,168
Class C	1,417	13,932	2,522	107	—	—
Class I	302,253	3,238,627	486,934	247,464	230,667	524,409
Class R6	—	251,005	158,234	227,162	121	199,551
	2,760,073	16,483,512	11,074,921	18,422,144	1,076,277	2,676,233

Shares from reverse stock split:[1]
Class A	—	(28,476,964)	—	—	—	—
Class C	—	(187,486)	—	—	—	—
Class I	—	(27,887,847)	—	—	—	—
Class Y	—	(26,539)	—	—	—	—

Shares redeemed:
Class A	(3,893,548)	(13,559,439)	(3,829,082)	(3,866,427)	(625,776)	(527,243)
Class B2	—	(3,382)	—	(4,056)	—	—
Class C	(38,195)	(146,095)	(68,526)	(117,526)	—	—
Class I	(7,295,681)	(36,736,275)	(10,584,092)	(13,277,747)	(2,111,210)	(6,178,495)
Class R6	—	(6,601,449)	(2,117,439)	(24,421,944)	—	(3,625,930)
	(11,227,424)	(113,625,476)	(16,599,139)	(41,687,700)	(2,736,986)	(10,331,668)
Net decrease	(8,467,351)	(97,141,964)	(5,524,218)	(23,265,556)	(1,660,709)	(7,655,435)
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	Delaware Ivy Multi-Asset Income Fund		Delaware Ivy Total Return Bond Fund
	Year ended		Year ended
	9/30/23	9/30/22	9/30/23	9/30/22
Shares sold:
Class A	453,351	619,676	219,793	89,758
Class C	18,436	40,737	4,357	4,467
Class I	473,912	1,405,194	268,371	671,920
Class R6	11,830	15,911	288,187	158,026
Class Y	—	440	—	—

Shares issued upon reinvestment of dividends and distributions:
Class A	535,166	358,300	76,764	28,317
Class C	44,084	27,126	2,967	1,378
Class I	848,169	833,423	365,808	229,690
Class R6	11,066	6,644	372,042	143,606
Class Y	820	538	—	—
	2,396,834	3,307,989	1,598,289	1,327,162

Shares redeemed:
Class A	(2,321,389)	(2,321,429)	(411,902)	(522,452)
Class C	(175,175)	(237,668)	(26,838)	(26,901)
Class I	(6,050,863)	(9,982,150)	(2,641,498)	(6,169,250)
Class R6	(29,583)	(33,783)	(2,625,441)	(2,126,484)
Class Y	(4,236)	(1,725)	—	(3)
	(8,581,246)	(12,576,755)	(5,705,679)	(8,845,090)
Net decrease	(6,184,412)	(9,268,766)	(4,107,390)	(7,517,928)

[1]	Updated to reflect the effect of a 3 for 1 reverse stock split on September 9, 2022. All historical capital shares information has been retroactively adjusted to reflect this reverse stock split.
[2]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above and on the previous page.

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables above and on the previous page and on the “Statements of changes in net assets.” For the years ended September 30, 2023 and 2022, each Fund had the following exchange transactions:

	Year ended September 30, 2023			Year Ended September 30, 2022
	Exchange Redemptions	Exchange Subscriptions	Value	Exchange Redemptions	Exchange Subscriptions	Value
Delaware Ivy Corporate Bond Fund			$1,883,655			$4,906,817
Class A	116,425	1,728		761,707	63,875
Class B	—	—		5,194	—
Class C	1,731	—		29,831	—
Class I	—	116,279		29,978	762,319
105

Notes to financial statements

Ivy Funds

6. Capital Shares (continued)

	Year ended September 30, 2023			Year Ended September 30, 2022
	Exchange Redemptions	Exchange Subscriptions	Value	Exchange Redemptions	Exchange Subscriptions	Value
Delaware Ivy Government Securities
Fund			$774,509			$799,769
Class A	155,837	1,246		99,340	48,447
Class B	—	—		2,624	—
Class C	1,246	—		40,149	—
Class I	—	155,888		6,639	100,299
Delaware Ivy High Yield Fund			$22,786			$1,165,268
Class A	2,674	—		114,721	4,122
Class I	—	2,671		4,118	114,698
Delaware Ivy Multi-Asset Income Fund			$76,661			$4,415,461
Class A	2,188	5,889		294,024	101,214
Class C	5,895	—		100,877	—
Class I	—	2,184		8,567	296,306
Class R6	—	—		—	5,842
Delaware Ivy Total Return Bond Fund			$71,818			$304,442
Class A	7,376	1,331		14,787	14,610
Class C	1,347	—		10,720	—
Class I	—	7,323		6,529	17,215

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Funds (Participants), is a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022. The Agreement was extended to October 30, 2023.

Each Fund had no amounts outstanding as of September 30, 2023, or at any time during the year then ended.

8. Interfund Lending Program

Pursuant to an exemptive order issued by the SEC (Order), the Ivy Funds and Ivy Variable Insurance Portfolios (collectively, the Funds, only for purposes of this Note 8) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (Interfund Lending Program). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each, an Interfund Loan), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. This program is in existence but is not currently in use. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended September 30, 2023.

9. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Forward Foreign Currency Exchange Contracts — Each Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also enter

106

into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Fund and the counterparty and by the posting of collateral by the counterparty to each Fund to cover each Fund’s exposure to the counterparty. Open forward foreign currency exchange contracts, if any, are disclosed on the “Schedules of investments.”

At September 30, 2023, Delaware Ivy Total Return Bond Fund received $330,000 in cash as collateral for open forward foreign currency exchange contracts, which is included in “Cash collateral due to brokers” on the “Statements of assets and liabilities.” At September 30, 2023, Delaware Ivy Total Return Bond Fund received $283,000 in security collateral for open forward foreign currency exchange contracts.

During the year ended September 30, 2023, Delaware Ivy Multi-Asset Income Fund and Delaware Ivy Total Return Bond Fund used forward foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to decrease exposure to foreign currencies. During the year ended September 30, 2023, Delaware Ivy Multi-Asset Income Fund used forward foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. Each Fund may use futures contracts in the normal course of pursuing its investment objective. Each Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rate or market conditions. Upon entering into a futures contract, the Funds deposit cash or pledge US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Funds because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Delaware Ivy Government Securities Fund posted $166,403, Delaware Ivy Multi-Asset Income Fund posted $6,197 and Delaware Ivy Total Return Bond Fund posted $444,571 cash collateral as margin for open futures contracts, which is presented in “Cash collateral due from brokers” on the “Statements of assets and liabilities.” Open futures contracts, if any, are disclosed on the “Schedules of investments.”

During the year ended September 30, 2023, Delaware Ivy Government Securities Fund and Delaware Ivy Total Return Bond Fund invested in futures contracts to hedge each Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. During the year ended September 30, 2023, Delaware Ivy Multi-Asset Income Fund invested in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.

Options Contracts — Each Fund may enter into options contracts in the normal course of pursuing its investment objective. Each Fund may buy or write options contracts for any number of reasons, including without limitation: to manage each Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting each Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. Each Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When each Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When each Fund writes an option, a

107

Notes to financial statements

Ivy Funds

9. Derivatives (continued)

premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by each Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether each Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by each Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, each Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

During the year ended September 30, 2023, Delaware Ivy Government Securities Fund and Delaware Ivy Total Return Bond Fund used options contracts to manage each Fund’s exposure to changes in securities prices caused by interest rates or market conditions.

Swap Contracts — Delaware Ivy Total Return Bond Fund may enter into CDS contracts in the normal course of pursuing its investment objective. Delaware Ivy Total Return Bond Fund entered into CDS contracts in order to hedge against a credit event. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by a Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended September 30, 2023, Delaware Ivy Total Return Bond Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended September 30, 2023, Delaware Ivy Total Return Bond Fund entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

108

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended September 30, 2023, Delaware Ivy Total Return Bond Fund used CDS contracts to hedge against credit events.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedules of investments.”

At September 30, 2023, for bilateral derivative contracts, Delaware Ivy Total Return Bond Fund posted $124,354 cash collateral for certain centrally cleared derivatives, which is included in “Cash collateral due from brokers” on the “Statements of assets and liabilities.”

Fair values of derivative instruments as of September 30, 2023 were as follows:

Delaware Ivy Government Securities Fund Liability Derivatives Fair Value
Statements of Assets and Liabilities Location	Interest Rate Contracts
Variation margin due from broker on futures contracts*	$(117,131)

Delaware Ivy Multi-Asset Income Fund Asset Derivatives Fair Value
Statements of Assets and Liabilities Location	Interest Rate Contracts
Variation margin due from broker on futures contracts*	$13,620
109

Notes to financial statements

Ivy Funds

9. Derivatives (continued)

Delaware Ivy Multi-Asset Income Fund Liability Derivatives Fair Value
Statements of Assets and Liabilities Location	Interest Rate Contracts
Variation margin due from broker on futures contracts*	$(13,120)

	Delaware Ivy Total Return Bond Fund Asset Derivatives Fair Value
Statements of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized appreciation on forward foreign currency exchange contracts	$523,651	$—	$—	$523,651
Variation margin due to broker on futures contracts*	—	512,914	—	512,914
Variation margin due from broker on centrally cleared interest rate swap contracts*	—	28,209	—	28,209
Options purchased, at value**	—	—	35,631	35,631
Total	$523,651	$541,123	$35,631	$1,100,405

	Delaware Ivy Total Return Bond Fund Liability Derivatives Fair Value
Statements of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized depreciation on forward foreign currency exchange contracts	$(2,048)	$—	$—	$(2,048)
Variation margin due to broker on futures contracts*	—	(415,137)	—	(415,137)
Variation margin due from broker on centrally cleared credit default swap contracts*	—	—	(23,516)	(23,516)
Unrealized depreciation on over-the-counter credit default swap
contracts	—	—	(4,796)	(4,796)
Total	$(2,048)	$(415,137)	$(28,312)	$(445,497)

*	Includes cumulative appreciation (depreciation) of futures contracts, centrally cleared CDS contracts, and centrally cleared IRS contracts from the date the contracts were opened through September 30, 2023. Only current day variation margin is reported on the Fund’s “Statements of assets and liabilities.”
**	Included with “Investments, at value.” The effect of derivative instruments on the “Statements of operations” for the year ended September 30, 2023 was as follows:

Delaware Ivy Government Securities Fund	Net Realized Gain (Loss) on:
Contracts	Futures Contracts	Options Purchased	Options Written	Total
Interest rate contracts	$(272,335)	$(48,335)	$7,524	$(313,146)
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Unrealized Appreciation (Depreciation) on:
Futures Contracts
Interest rate contracts	$(117,131)

Delaware Ivy Multi-Asset Income Fund	Net Realized Gain (Loss) on:
	Forward Foreign Currency Exchange Contracts	Futures Contracts	Total
Currency contracts	$44,229	$—	$44,229
Interest rate contracts	—	(32,676)	(32,676)
Equity contracts	—	(415)	(415)
Total	$44,229	$(33,091)	$11,138

	Net Change in Unrealized Appreciation (Depreciation) on:
	Forward Foreign Currency Exchange Contracts	Futures Contracts	Total
Currency contracts	$(51,652)	$—	$(51,652)
Interest rate contracts	—	47,186	47,186
Total	$(51,652)	$47,186	$(4,466)

Delaware Ivy Total Return Bond Fund	Net Realized Gain (Loss) on:
	Forward Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$(1,000,813)	$—	$(187,422)	$95,182	$—	$(1,093,053)
Interest rate contracts	—	(337,264)	—	75,570	—	(261,694)
Credit contracts	—	3,597	(21,077)	148,369	(74,340)	56,549
Total	$(1,000,813)	$(333,667)	$(208,499)	$319,121	$(74,340)	$(1,298,198)
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Notes to financial statements

Ivy Funds

9. Derivatives (continued)

	Net Change in Unrealized Appreciation (Depreciation) on:
	Forward Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$(1,098,682)	$—	$—	$—	$—	$(1,098,682)
Interest rate contracts	—	245,410	—	—	—	245,410
Credit contracts	—	—	(31,500)	20,562	23,306	12,368
Total	$(1,098,682)	$245,410	$(31,500)	$20,562	$23,306	$(840,904)

The tables below summarize the average daily balance of derivative holdings by certain Funds during the year ended September 30, 2023:

	Long Derivative Volume
	Delaware Ivy Government Securities Fund		Delaware Ivy Multi-Asset income Fund		Delaware Ivy Total Return Bond Fund
Forward foreign currency exchange contracts (average notional value)	USD	—	USD	—	USD	6,767,698
Futures contracts (average notional value)		8,360,152		830,456		43,057,736
Options contracts (average notional value)*		319		—		75,341
CDS contracts (average notional value)**	USD	—	USD	—	USD	5,448,820
Interest rate swap contracts (average notional value)	JPY	—	JPY	—	JPY	602,390,438

	Short Derivative Volume
	Delaware Ivy Government Securities Fund		Delaware Ivy Multi-Asset Income Fund		Delaware Ivy Total Return Bond Fund
Forward foreign currency exchange contracts (average notional value)	USD	—	USD	352,945	USD	33,920,103
Futures contracts (average notional value)		75,257		727,831		32,124,010
Options contracts (average notional value)*		269		—		48,366

*	Long represents purchased options and short represents written options.
**	Long represents buying protection and short represents selling protection.

10. Offsetting

Certain Funds entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help certain Funds mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between certain Funds and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, certain Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

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For financial reporting purposes, certain Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

At September 30, 2023, certain Funds had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Delaware Ivy Total Return Bond Fund

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
CITI Bank	$41	$—	$41
JPMorgan Chase Bank	556,344	(6,844)	549,500
TD Bank	2,897	—	2,897
Total	$559,282	$(6,844)	$552,438

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
CITI Bank	$41	$—	$—	$—	$—	$41
JPMorgan Chase Bank	549,500	—	—	—	—	549,500
TD Bank	2,897	—	—	—	—	2,897
Total	$552,438	$—	$—	$—	$—	$552,438

(a)	The value of the related collateral exceeded the value of the derivatives as of September 30, 2023, as applicable.
(b)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

11. Securities Lending

Each Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each Fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. Each Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

113

Notes to financial statements

Ivy Funds

11. Securities Lending (continued)

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Fund or, at the discretion of the lending agent, replace the loaned securities. Each Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Fund, the security lending agent, and the borrower. Each Fund records security lending income net of allocations to the security lending agent and the borrower.

Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in each collateral investment account defaulted or became impaired. Under those circumstances, the value of each Fund’s cash collateral account may be less than the amount each Fund would be required to return to the borrowers of the securities and each Fund would be required to make up for this shortfall.

At September 30, 2023, each Fund had no securities out on loan.

12. Credit and Market Risks

The global outbreak of COVID-19 resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the outbreak, its full economic impact and ongoing effects at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on a Fund’s performance.

Beginning in late February 2022, global financial markets have experienced and may continue to experience significant volatility related to military action by Russia in Ukraine. As a result of this military action, the US and many other countries have imposed sanctions on Russia and certain Russian individuals, banks and corporations. The ongoing hostilities and resulting sanctions are expected to have a severe adverse effect on the region’s economies and more globally, including significant negative impact on markets for certain securities and commodities, such as oil and natural gas. Any cessation of trading on the Russian securities markets will impact the value and liquidity of certain portfolio holdings. The extent and duration of military action, sanctions, and resulting market disruptions are impossible to predict, but could be substantial and prolonged and impact each Fund’s performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invest will cause the NAV of the Funds to fluctuate.

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate

114

market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

Certain Funds invest a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Certain Funds invest in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Certain Funds invest in bank loans and other securities that may subject them to direct indebtedness risk, the risk that the Funds will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Funds more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Funds may involve revolving credit facilities or other standby financing commitments that obligate the Funds to pay additional cash on a certain date or on demand. These commitments may require each Fund to increase its investment in a company at a time when the Funds might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that each Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Funds may pay an assignment fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Funds may be required to rely upon another lending institution to collect and pass on to the Funds amounts payable with respect to the loan and to enforce the Funds’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Funds from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Funds. There were no unfunded loan commitments at the year ended September 30, 2023.

Certain Funds invest in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Certain Funds may invest in REITs and are subject to the risks associated with that industry. If a Fund holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended September 30, 2023. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations. The Funds also invest in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests

115

Notes to financial statements

Ivy Funds

12. Credit and Market Risks (continued)

therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Funds will limit their investments in Real Estate Limited Partnerships to 5% of their total assets at the time of purchase.

Bonds are considered “pre-refunded” when the refunding issuer’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.”

13. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

14. Subsequent Events

On February 15-16, 2023, the Board approved the reorganization (the “Reorganization”) of Delaware Ivy Corporate Bond Fund into and with a substantially similar fund and class of another Delaware Fund, Delaware Corporate Bond Fund, a series of Delaware Group Income Funds. On September 8, 2023, Delaware Ivy Corporate Bond Fund shareholders approved the Agreement and Plan of Reorganization (the “Plan”) between Delaware Ivy Corporate Bond Fund and Delaware Corporate Bond Fund, that provides for: (i) the acquisition of substantially all of the assets of Delaware Ivy Corporate Bond Fund by Delaware Corporate Bond Fund in exchange solely for shares of Delaware Corporate Bond Fund; (ii) the distribution of such shares to the shareholders of Delaware Ivy Corporate Bond Fund; and (iii) the complete liquidation and dissolution of Delaware Ivy Corporate Bond Fund. The Reorganization took place close of business on October 27, 2023.

On October 1, 2023, the fees payable to DIFSC for the fund accounting and financial administrative oversight services provided to the Funds as described in Note 2 were revised. As of such date, DIFSC’s fees are payable by the Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion.

On October 30, 2023, each Fund, along with the other Participants, entered into an amendment to the Agreement for a $335,000,000 revolving line of credit to be used as described in Note 7. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 28, 2024.

Management has determined that no other material events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in the Funds’ financial statements.

116

Report of independent
registered public accounting firm

To the Board of Trustees of Ivy Funds and Shareholders of Delaware Ivy Corporate Bond Fund, Delaware Ivy Government Securities Fund, Delaware Ivy High Yield Fund, Delaware Ivy Multi-Asset Income Fund and Delaware Ivy Total Return Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Ivy Corporate Bond Fund, Delaware Ivy Government Securities Fund, Delaware Ivy High Yield Fund, Delaware Ivy Multi-Asset Income Fund and Delaware Ivy Total Return Bond Fund (five of the funds constituting Ivy Funds, hereafter collectively referred to as the “Funds”) as of September 30, 2023, the related statements of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the three years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2023 and each of the financial highlights for each of the three years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended September 30, 2020 and the financial highlights for each of the periods ended on or prior to September 30, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 24, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 1, 2023

We have served as the auditor of one or more Macquarie investment companies since 2010.

117

Other Fund information (Unaudited)

Ivy Funds

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated a member of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting each Fund’s acquisition of Illiquid investments if, immediately after the acquisition, each Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if each Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing each Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; and (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of each Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. Each Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 23-25, 2023, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2022 through March 31, 2023. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and each Fund’s liquidity needs. Each Fund’s HLIM is set at an appropriate level and the Funds complied with their HLIM at all times during the reporting period.

Tax Information

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of each Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

118

For the fiscal year ended September 30, 2023, each Fund reports distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions* (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
Delaware Ivy Corporate Bond Fund	—	100.00%	100.00%	—
Delaware Ivy Government Securities Fund	—	100.00%	100.00%	—
Delaware Ivy High Yield Fund	—	100.00%	100.00%	—
Delaware Ivy Multi-Asset Income Fund	71.40%	28.60%	100.00%	12.33%
Delaware Ivy Total Return Bond Fund	—	100.00%	100.00%	—

(A) and (B) are based on a percentage of each Fund’s total distributions.

(C) is based on each Fund’s ordinary income distributions.

1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended September 30, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Funds from ordinary income reported as qualified income are reported in the following table. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Percentage
Delaware Ivy Corporate Bond Fund	—
Delaware Ivy Government Securities Fund	—
Delaware Ivy High Yield Fund	—
Delaware Ivy Multi-Asset Income Fund	49.09%
Delaware Ivy Total Return Bond Fund	—

For the fiscal year ended September 30, 2023, certain distributions paid by the Funds, determined to be Qualified Interest Income may be subject to relief from US tax withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended September 30, 2023, the Funds have reported maximum distributions of Qualified Interest Income as follows:

Qualified Interest Income
Delaware Ivy Corporate Bond Fund	$8,786,150
Delaware Ivy Government Securities Fund	4,102,782

The percentage of the ordinary dividends reported is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is as follows:

Percentage
Delaware Ivy Corporate Bond Fund	98.08%
Delaware Ivy Government Securities Fund	94.36%
Delaware Ivy High Yield Fund	95.57%
Delaware Ivy Multi-Asset Income Fund	84.40%

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023

At a meeting held on August 8-10, 2023 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware Ivy California Municipal High Income Fund, Delaware Ivy Corporate Bond Fund, Delaware Ivy Crossover Credit Fund, Delaware Ivy Emerging Markets Local Currency Debt Fund, Delaware Ivy Government Securities Fund, Delaware Ivy High Yield Fund, Delaware Ivy International Small Cap Fund, Delaware Ivy Multi-Asset Income Fund, Delaware Ivy Strategic Income Fund and Delaware

119

Other Fund information (Unaudited)

Ivy Funds

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

Ivy Total Return Bond Fund (each, a “Fund” and together, the “Funds”) Investment Management Agreements with Delaware Management Company (“DMC”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) and Macquarie Investment Management Europe Limited (“MIMEL”) (together, the “Affiliated Sub-Advisers”).

Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2023, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreements and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreements and the Sub-Advisory Agreements. In considering and approving the Investment Management Agreements and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreements and the Sub-Advisory Agreements, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Funds’ Investment Management Agreements and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Funds by DMC under its Investment Management Agreements and the experience of the officers and employees of DMC who provide these services, including each Fund’s portfolio manager(s). The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals. The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates.

In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the Delaware Funds by Macquarie complex (the “Delaware Funds”). Among other things, these services include third party service provider oversight, transfer agency, internal audit, valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing the preparation of the Delaware Funds’ registration statement and supplements thereto and shareholder reports; responsibility for periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

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The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services, including each Fund’s applicable portfolio managers. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Board noted that the Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. These Affiliated Sub-Advisers provide research, investment and trading analysis on the markets and economies of various countries in which the Funds may invest, make recommendations regarding securities, provide portfolio management services and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Funds and their shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Funds.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Funds by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Funds, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for each Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the peer funds in the Performance Universe. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2022. The Board considered that the Funds were managed by Ivy Investment Management Company prior to the acquisition of its parent company, Waddell & Reed Financial, Inc. by Macquarie Asset Management, a division of Macquarie Group Ltd. (the “Transaction”), and that each Fund’s performance prior to the closing of the Transaction on April 30, 2021 is that of its predecessor investment manager and not DMC.

Delaware Ivy California Municipal High Income Fund. The Performance Universe for the Fund consisted of the Fund and all retail and institutional California municipal debt funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the third quartile of its Performance Universe and for the 3-year and since inception periods was in the fourth and first quartile, respectively, of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was below the median of its Performance Universe and for the since inception period was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, and 5-year and since inception periods. The Board, however, noted that the investment performance of the current portfolio management team and investment strategy only began as of November 2021 and that the Fund added a new portfolio manager in May 2023. The Board noted the limited period of performance data available since the Fund changed its investment strategy and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods. The Board also noted the planned reorganization of the Fund into another California municipal bond fund within the complex set to close on or about September 15, 2023.

Delaware Ivy Corporate Bond Fund. The Performance Universe for the Fund consisted of the Fund and all retail and institutional BBB-rated corporate debt funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the third quartile of its Performance Universe and for the 10-year period was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 5-year periods and underperformed its benchmark index for the 10-year period. The Board noted that the Fund was generally performing in line with its benchmark during the periods under review. The Board, however, noted that the investment performance of the current portfolio management team and investment strategy only began as of November 2021. The Board noted the limited

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Other Fund information (Unaudited)

Ivy Funds

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

period of performance data available since the Fund changed its investment strategy and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its Performance Universe for the various periods. The Board also noted the planned reorganization of the Fund into another corporate bond fund within the complex set to close on or about September 15, 2023.

Delaware Ivy Crossover Credit Fund. The Performance Universe for the Fund consisted of the Fund and all retail and institutional BBB-rated corporate debt funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the fourth quartile of its Performance Universe and for the 3- and 5-year and since inception periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was below the median of its Performance Universe and for the 3- and 5-year and since inception periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 5-year and since inception periods. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark during the periods under review. The Board, however, noted that the investment performance of the current portfolio management team and investment strategy only began as of November 2021. The Board noted the limited period of performance data available since the Fund changed its investment strategy and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its Performance Universe for the 1-year period. The Board also noted the planned reorganization of the Fund into a corporate bond fund within the complex set to close on or about September 15, 2023.

Delaware Ivy Emerging Markets Local Currency Debt Fund. The Performance Universe for the Fund consisted of the Fund and all retail and institutional emerging markets local currency debt funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year and since inception periods was in the fourth quartile of its Performance Universe and for the 3-year period was in the third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year and since inception periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1- and 5-year and since inception periods and outperformed its benchmark index for the 3-year period. The Board, however, noted that the investment performance of the current portfolio management team and investment strategy only began as of November 2021. The Board noted the limited period of performance data available since the Fund changed its investment strategy and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods. The Board also noted that it had approved the liquidation of the Fund effective on or about August 31, 2023.

Delaware Ivy Government Securities Fund. The Performance Universe for the Fund consisted of the Fund and all retail and institutional general U.S. government funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the second and fourth quartile, respectively, of its Performance Universe and for the 3- and 5-year periods was in the third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was above the median of its Performance Universe and for the 3-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board, however, noted that the investment performance of the current portfolio management team and investment strategy only began as of November 2021. The Board noted the limited period of performance data available since the Fund changed its investment strategy and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods.

Delaware Ivy High Yield Fund. The Performance Universe for the Fund consisted of the Fund and all retail and institutional high yield funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the fourth quartile of its Performance Universe and for the 3- and 5-year and since inception periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was below the median of its Performance Universe and for the 3- and 5-year and since inception periods was above the median of its

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Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, and 5-year and since inception periods. The Board noted that the Fund was generally performing in line with its Performance Universe during the periods under review. The Board, however, noted that the investment performance of the current portfolio management team and investment strategy only began as of November 2021. The Board noted the limited period of performance data available since the Fund changed its investment strategy and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark for the various periods.

Delaware Ivy International Small Cap Fund. The Performance Universe for the Fund consisted of the Fund and all retail and institutional international small-/mid-cap growth funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the second quartile of its Performance Universe and for the 3- and 5-year and since inception periods was in the third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was above the median of its Performance Universe and for the 3- and 5-year and since inception periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, and 5-year and since inception periods. The Board, however, noted that the investment performance of the current portfolio management team and investment strategy only began as of November 2021. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark for the various periods. The Board also noted that it had approved the liquidation of the Fund on or about August 31, 2023.

Delaware Ivy Multi-Asset Income Fund. The Performance Universe for the Fund consisted of the Fund and all retail and institutional mixed-asset target allocation moderate funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the second quartile of its Performance Universe and for the 3- and 5-year and since inception periods was in the third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was above the median of its Performance Universe and for the 3- and 5-year and since inception periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 5-year periods and underperformed its benchmark index for the since inception period. The Board noted that the Fund was generally performing in line with its benchmark during the periods under review. The Board, however, noted that the Fund changed its portfolio management team and investment strategy in November 2021. The Board noted the limited period of performance data available since the Fund changed its investment strategy and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its Performance Universe for the various periods. The Board also noted that the Fund’s performance was ahead of its benchmark and Performance Universe median for the 1-year period.

Delaware Ivy Strategic Income Fund. The Performance Universe for the Fund consisted of the Fund and all retail and institutional multi-sector income funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year and since inception periods was in the second quartile of its Performance Universe and for the 3- and 5-year periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-year and since inception periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, 5-year and since inception periods. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark index during the periods under review. The Board also noted the planned reorganization of the Fund into another strategic income fund within the complex set to close on or about September 15, 2023.

Delaware Ivy Total Return Bond Fund. The Performance Universe for the Fund consisted of the Fund and all retail and institutional alternative credit focus funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the third quartile of its Performance Universe and for the since inception period was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year and since inception periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, and 5-year and since inception periods. The Board, however, noted that the investment performance of the current portfolio management team and investment strategy only began as of November 2021. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods.

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Other Fund information (Unaudited)

Ivy Funds

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

Comparative expenses. The Board received and considered expense data for the Funds. DMC provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Institutional Class shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of each Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by each Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to each Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with a Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar institutional funds, excluding outliers (the “Expense Universe”). Each Fund’s total expenses were also compared with those of its Expense Universe. The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.

Delaware Ivy California Municipal High Income Fund. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Ivy Corporate Bond Fund. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Ivy Crossover Credit Fund. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Ivy Emerging Markets Local Currency Debt Fund. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Ivy Government Securities Fund. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Ivy High Yield Fund. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Ivy International Small Cap Fund. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Ivy Multi-Asset Income Fund. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Ivy Strategic Income Fund. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

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Delaware Ivy Total Return Bond Fund. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

The Board noted that DMC, and not the Funds, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Funds.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreements and to the under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds, including the current breakpoints. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board noted DMC’s changes to its cost allocation methodology for its profitability analysis and the explanations for such changes. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund are not solely dependent on the profits realized as to that fund.

The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Advisers. Given the affiliation between DMC and the Affiliated Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.

Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to each Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Funds.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Funds and the ongoing commitment of DMC and its affiliates to the Funds, the Board did not find that any ancillary benefits received by DMC and its affiliates, including the Affiliated Sub-Advisers, were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreements and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

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Other Fund information (Unaudited)

Ivy Funds

Form N-PORT and proxy voting information

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Forms N-PORT, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in each Fund’s most recent Form N-PORT are available without charge on the Funds’ website at delawarefunds.com/literature.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

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Board of trustees and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	105	Macquarie Asset Management[3] (2015–Present) -Global Head of Macquarie Asset Management Public Investments (2019–Present) -Head of Americas of Macquarie Group (2017–Present)	None
Independent Trustees
Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	105	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011– 2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	105	Private Investor
(2011–Present)
State Street Bank and
Trust Company
(1996-2011)
-Executive Vice
President of Enterprise
Risk Management and
Emerging Economies
Strategy; and Chief Risk
and Corporate
				Administration Officer	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	105	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019- 2021)
127

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	105	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
Kresge Foundation
(2018-Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	105	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial
enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	105	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property
Group Inc. (2021-Present)
Sera Prognostics Inc.
(biotechnology)
(2021-Present)
Recology (resource
recovery) (2021-2023)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018-Present)
National Association of
Corporate Directors
(2017-Present)
American Shared Hospital
Services (medical device)
(2017-2021)
Ivy Funds Complex (2019-
2021)
128

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	105	Banco Itaú International -Chief Executive Officer (2012–2016) Bank of America, U.S. Trust Private Wealth -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Invitation Homes Inc.
(2023-Present)
Florida Chapter of
National Association of
Corporate Directors
(2021-Present)
Callon Petroleum
Company (2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment
Group Inc. (REIT) (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	105	PNC Financial Services Group (1983–2013) -Vice Chairman (2009- 2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Gore Creek
Capital, Ltd.
-Chief Executive Officer
and President
(2009–Present)
Capital Z Asset
Management
-Chief Executive Officer
(2008-2009)
California Public
Employees’ Retirement
System (CalPERS)
-Senior Investment
Officer of Global Equity
(2002-2008)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-
Driven Fund (2013–2021),
and WCM
Alternatives: Credit Event
Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
(2008–2022)
International Securities
Exchange (2010-2018)
Vassar College Trustee
					(2006-2018)

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	105	3M Company (1995-2012) -Vice President and Treasurer (2006–2012)	Temple University Hospital (2017-Present) Pennsylvania State System of Higher Education (2018-Present)
Officers
David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	105	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	105	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]
129

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	105	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Funds’ investment advisor.
[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of the Ivy Funds complex prior to the date when the Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

130

Annual report

Delaware Sustainable Equity Income Fund

September 30, 2023

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM Public Investments traces its roots to 1929 and partners with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Sustainable Equity Income Fund at delawarefunds.com/literature.

Manage your account online

•	Check your account balance and transactions
•	View statements and tax forms
•	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Fund is governed by US laws and regulations.

This annual report is for the information of Delaware Sustainable Equity Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Unless otherwise noted, views expressed herein are current as of September 30, 2023, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2023 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware Sustainable Equity Income Fund	September 30, 2023 (Unaudited)

Performance preview (for the year ended September 30, 2023)

Delaware Sustainable Equity Income Fund (Class I shares)	1-year return	+12.73%
Delaware Sustainable Equity Income Fund (Class A shares)	1-year return	+12.56%
Russell 1000® Value Index (benchmark)	1-year return	+14.44%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Sustainable Equity Income Fund, please see the table on page 5.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions.

Please see page 7 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term growth of capital and current income.

Market review

For the one-year period ended September 30, 2023, the Russell 1000 Value Index rose 14.44%, although value stocks significantly underperformed growth stocks. For the same period, the Russell 1000® Growth Index rose 27.72%.

Even as global economic growth continued to slow during the fourth quarter of 2022, most major indices posted gains. Value stocks in particular were strong performers during that time. This trend reversed in the first quarter of 2023, when value stocks underperformed growth stocks, narrowing the gap between value and growth names. This was also a time of continued US Federal Reserve hawkishness and interest rate increases, slowing economic data, and the two largest bank failures since the global financial crisis and the ensuing banking crisis. During the second quarter of 2023, value stocks trailed growth stocks once again. Predictions and buzz about artificial intelligence (AI) fueled a narrow group of technology shares, with bulls

A key driver of the Fund’s relative underperformance compared to the benchmark was the challenging environment for stocks with relatively high dividends compared with the overall market. As noted in The Wall Street Journal, the differential between dividend-paying stocks and non-dividend-paying stocks over the first half of the year is the highest we’ve experienced since 2009.

1

Portfolio management review

Delaware Sustainable Equity Income Fund

espousing the game-changing nature of AI and bears bemoaning the narrowness of the market rally.

While several major indices had their year-to-date peak during the third quarter of 2023, there was also a notable deterioration off those peaks and a whittling of year-to-date stock market gains. That early quarter strength represented a continuation of the themes from the second quarter – primarily, expectations for a soft landing underpinned by growing disinflation traction, a still-tight labor market, a resilient consumer, and improving corporate earnings. The main thread of the market narrative continued to be the Fed’s policy trajectory. While the market has sought assurance that the Fed had reached the ceiling for this rate cycle, policymakers’ projections continued to lean toward one more hike in 2023, even as analysts remained somewhat skeptical.

At the same time, there seemed to be rising worries about an accumulation of factors that could threaten to knock the economy off what Chicago Fed President Austan Goolsbee recently called the “golden path” toward a soft landing. A spike in energy prices (gasoline rose 10.6% in August alone) was seen as a major weight on consumers and a threat to the disinflationary narrative. There were also worries about the impact on consumers from the resumption of student-loan payments in October. Alongside these, there were concerns about dampened mega-cap momentum, a possible US government shutdown, anemic Chinese economic growth, disinflationary pressures on corporate earnings, and negative September seasonality.

Nevertheless, bulls continue to have much to tout. The Fed appears to be at or very near to its rate peak and has baked some monetary loosening into its 2024 forecasts. The labor market has shown signs of gradual softening without a spike in unemployment (thus far). Despite some dampened mega-cap momentum, optimism for AI is alive and well.

Sources: FactSet StreetAccount and Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended September 30, 2023, Delaware Sustainable Equity Income Fund gained, although it underperformed the Fund’s benchmark, the Russell 1000 Value Index, which also advanced. The Fund’s Class I shares rose 12.73%. The Fund’s Class A shares rose 12.56% at net asset value and rose 9.78% at maximum offering price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark rose 14.44%. For complete annualized performance of Delaware Sustainable Equity Income Fund, please see the table on page 4.

A key driver of the Fund’s relative underperformance compared to the benchmark was the challenging environment for stocks with relatively high dividends compared with the overall market. As noted in The Wall Street Journal, the differential between dividend-paying stocks and non-dividend-paying stocks over the first half of the year is the highest we’ve experienced since 2009. Further, with the S&P 500® Index dividend yield lower than that of the 10-year government bond yield as of September, dividend-paying stocks aren’t as attractive as they used to be. Given the Fund’s investment style, this bias hurt performance during the period.

Consistent with the Fund’s overall strategy, sector allocations closely tracked the benchmark during the measurement period. An overweight position in the strong-

2

performing information technology sector and an underweight position in the poorly performing financials sector had minor positive effects on performance. An underweight in the strong-performing energy sector had a minor negative impact on performance.

Stock selection within the Fund was the primary determinant of performance deviation, with the materials sector experiencing the worst relative performance. Amcor PLC was the Fund’s leading detractor within the materials sector. Security selection within the Fund was strongest in the energy sector, with Hess Corp. being the primary contributor to Fund performance.

3

Performance summary

Delaware Sustainable Equity Income Fund	September 30, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2023
	1 year	5 year	Lifetime
Class A (Est. April 20, 2017)
Excluding sales charge	+12.56%	+7.84%	+9.29%
Including sales charge	+9.78%	+7.29%	+8.86%
Class I (Est. April 20, 2017)
Excluding sales charge	+12.73%	+8.09%	+9.54%
Including sales charge	+12.73%	+8.09%	+9.54%
Class R (Est. April 20, 2017)
Excluding sales charge	+12.08%	+7.32%	+8.76%
Including sales charge	+12.08%	+7.32%	+8.76%
Class R6 (Est. April 20, 2017)
Excluding sales charge	+12.99%*	+8.13%	+9.58%
Including sales charge	+12.99%	+8.13%	+9.58%
Russell 1000 Value Index	+14.44%	+6.23%	+7.11%

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. Returns for Class A shares above reflect the imposition of a maximum sales load of 2.50%.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 31, 2023, the maximum sales charge (load) imposed on

4

purchases (as a % of offering price) for Class A shares changed from 2.50% to 5.75%.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Investing with a focus on companies that exhibit a commitment to sustainable practices may result in the Fund investing in certain types of companies, industries or sectors that the market may not favor.

Equity securities are subject to price fluctuation and possible loss of principal. There is no guarantee that dividend-paying stocks will continue to pay dividends.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class I	Class R	Class R6
Total annual operating expenses (without fee waivers)	0.93%	0.68%	1.28%	0.52%
Net expenses (including fee waivers, if any)	0.74%	0.50%	1.22%	0.48%
Type of waiver	Contractual	Contractual	Contractual	Contractual
5

Performance summary

Delaware Sustainable Equity Income Fund

Performance of a $10,000 investment1

For the period April 20, 2017 (Fund’s inception) through September 30, 2023

	Starting value	Ending value
Delaware Sustainable Equity Income Fund – Class I shares	$10,000	$17,997
Delaware Sustainable Equity Income Fund – Class A shares	$9,750	$17,285
Russell 1000 Value Index	$10,000	$15,574

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on April 20, 2017, and includes the effect of a 2.50% front-end sales charge (for Class A shares) (the front-end sales charge in effect for Class A shares at the beginning of the period) and the reinvestment of all distributions. Effective July 31, 2023, the maximum front-end sales charge imposed on purchases for Class A shares changed from 2.50% to 5.75%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 1000 Value Index as of April 20, 2017. The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 1000 Growth Index, mentioned on page 1, measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index, mentioned on page 2, measures the performance of 500 mostly large-cap stocks weighted by market value,

6

and is often used to represent performance of the US stock market.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IDAAX	46600A641
Class I	IDAIX	46600A617
Class R	IDARX	46600A583
Class R6	IDANX	46600A591
7

Disclosure of Fund expenses

For the six-month period from April 1, 2023 to September 30, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from April 1, 2023 to September 30, 2023.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

8

Delaware Sustainable Equity Income Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Annualized Expense Ratio	Expenses Paid During Period 4/1/23 to 9/30/23*
Actual Fund return†
Class A	$1,000.00	$998.50	0.74%	$3.71
Class I	1,000.00	997.70	0.50%	2.50
Class R	1,000.00	994.70	1.22%	6.10
Class R6	1,000.00	999.00	0.48%	2.41
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.36	0.74%	$3.75
Class I	1,000.00	1,022.56	0.50%	2.54
Class R	1,000.00	1,018.95	1.22%	6.17
Class R6	1,000.00	1,022.66	0.48%	2.43

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), in which it invests. The table above does not reflect the expenses of any Underlying Funds.

9

Security type / sector allocations and top 10 equity holdings

Delaware Sustainable Equity Income Fund	As of September 30, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	99.82%
Communication Services	5.09%
Consumer Discretionary	4.92%
Consumer Staples	8.40%
Energy	8.53%
Financials	20.55%
Healthcare	15.24%
Industrials	13.37%
Information Technology	9.30%
Materials	4.75%
Real Estate	4.71%
Utilities	4.96%
Short-Term Investments	0.32%
Total Value of Securities	100.14%
Liabilities Net of Receivables and Other Assets	(0.14%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Chevron	2.46%
JPMorgan Chase & Co.	2.44%
Johnson & Johnson	2.22%
Cisco Systems	1.82%
Procter & Gamble	1.68%
Hess	1.52%
Merck & Co.	1.42%
Comcast Class A	1.37%
Walmart	1.36%
S&P Global	1.30%
10

Schedule of investments

Delaware Sustainable Equity Income Fund	September 30, 2023
	Number of shares	Value (US $)
Common Stocks — 99.82%
Communication Services — 5.09%
AT&T	31,062	$466,551
Comcast Class A	17,581	779,542
News Class B	12,796	267,052
T-Mobile US †	1,729	242,146
Verizon Communications	16,533	535,835
Walt Disney †	7,342	595,069
		2,886,195
Consumer Discretionary — 4.92%
Best Buy	2,460	170,896
BorgWarner	2,924	118,042
Ford Motor	20,311	252,263
Gap	10,578	112,444
General Motors	3,108	102,471
Hilton Worldwide Holdings	1,881	282,489
Kohl’s	4,505	94,425
Lowe’s	1,045	217,193
McDonald’s	2,124	559,546
NIKE Class B	2,857	273,186
Ralph Lauren	1,473	171,000
Tapestry	3,829	110,084
Whirlpool	1,321	176,618
Yum! Brands	1,235	154,301
		2,794,958
Consumer Staples — 8.40%
Archer-Daniels-Midland	3,291	248,207
Campbell Soup	2,174	89,308
Coca-Cola	10,222	572,228
Colgate-Palmolive	2,700	191,997
Conagra Brands	4,922	134,961
Ingredion	1,526	150,158
J M Smucker	1,088	133,726
Kellanova	2,611	155,381
Kenvue	11,461	230,137
Keurig Dr Pepper	5,429	171,394
Kroger	2,951	132,057
Mondelez International Class A	5,416	375,870
PepsiCo	2,014	341,252
Procter & Gamble	6,532	952,757
Target	1,045	115,546
11

Schedule of investments

Delaware Sustainable Equity Income Fund

	Number of shares	Value (US $)
Common Stocks (continued)
Consumer Staples (continued)
Walmart	4,844	$774,701
		4,769,680
Energy — 8.53%
Baker Hughes	17,893	631,981
Chevron	8,279	1,396,005
Devon Energy	10,511	501,375
Hess	5,628	861,084
Pioneer Natural Resources	3,181	730,198
Schlumberger	12,372	721,288
		4,841,931
Financials — 20.55%
Aflac	3,466	266,015
Allstate	1,842	205,217
American Express	2,917	435,187
American International Group	4,156	251,854
Aon Class A	781	253,216
Arthur J Gallagher & Co.	1,649	375,857
Bank of America	25,905	709,279
Bank of New York Mellon	6,091	259,781
BlackRock	1,054	681,400
Capital One Financial	3,218	312,307
Chubb	1,828	380,553
Citigroup	8,346	343,271
Fifth Third Bancorp	10,321	261,431
Goldman Sachs Group	1,862	602,487
Hartford Financial Services Group	2,701	191,528
Huntington Bancshares	25,032	260,333
JPMorgan Chase & Co.	9,537	1,383,056
Lazard Class A	7,646	237,102
MetLife	3,793	238,618
Moody’s	1,223	386,676
MSCI	289	148,280
Nasdaq	6,566	319,042
Northern Trust	4,022	279,449
PNC Financial Services Group	2,636	323,622
Popular	2,466	155,383
S&P Global	2,017	737,032
State Street	3,441	230,409
Synchrony Financial	6,740	206,042
T Rowe Price Group	4,163	436,574
12

	Number of shares	Value (US $)
Common Stocks (continued)
Financials (continued)
US Bancorp	7,990	$264,149
Voya Financial	3,859	256,430
Western Union	20,743	273,393
		11,664,973
Healthcare — 15.24%
Abbott Laboratories	6,138	594,465
Becton Dickinson and Co.	1,365	352,893
Boston Scientific †	7,400	390,720
Bristol-Myers Squibb	8,871	514,873
Cigna Group	1,334	381,617
CVS Health	5,674	396,159
Danaher	2,306	572,119
Elevance Health	880	383,170
Gilead Sciences	5,373	402,653
Johnson & Johnson	8,098	1,261,263
Laboratory Corp. of America Holdings	932	187,379
McKesson	532	231,340
Medtronic	5,803	454,723
Merck & Co.	7,845	807,643
Pfizer	20,892	692,988
Regeneron Pharmaceuticals †	388	319,308
Thermo Fisher Scientific	679	343,689
UnitedHealth Group	719	362,513
		8,649,515
Industrials — 13.37%
3M	2,685	251,370
AECOM	2,264	188,003
Automatic Data Processing	831	199,922
Carlisle	726	188,223
Cummins	1,081	246,965
Dover	2,035	283,903
Eaton	2,170	462,818
Emerson Electric	4,262	411,581
FedEx	1,284	340,157
Fortive	2,953	218,994
General Electric	5,444	601,834
Ingersoll Rand	4,316	275,015
Johnson Controls International	4,043	215,128
KBR	3,346	197,213
Lennox International	348	130,305
13

Schedule of investments

Delaware Sustainable Equity Income Fund

	Number of shares	Value (US $)
Common Stocks (continued)
Industrials (continued)
Norfolk Southern	1,734	$341,477
Oshkosh	1,124	107,263
Otis Worldwide	2,819	226,394
Owens Corning	1,563	213,209
PACCAR	5,326	452,816
Parker-Hannifin	1,228	478,331
Republic Services	1,866	265,924
Union Pacific	1,482	301,780
United Parcel Service Class B	2,844	443,294
Waste Management	952	145,123
Westinghouse Air Brake Technologies	2,267	240,914
Xylem	1,771	161,214
		7,589,170
Information Technology — 9.30%
Advanced Micro Devices †	4,099	421,459
Analog Devices	2,130	372,942
Applied Materials	1,067	147,726
Cisco Systems	19,187	1,031,493
Cognizant Technology Solutions Class A	3,063	207,488
Hewlett Packard Enterprise	17,638	306,372
Intel	16,012	569,227
International Business Machines	3,950	554,185
Marvell Technology	3,917	212,027
Micron Technology	3,816	259,602
Okta †	1,705	138,975
ON Semiconductor †	3,370	313,242
Oracle	3,820	404,614
Salesforce †	1,664	337,426
		5,276,778
Materials — 4.75%
Air Products and Chemicals	979	277,449
Alcoa	4,198	121,994
Amcor	22,470	205,825
AptarGroup	1,387	173,430
CF Industries Holdings	2,240	192,058
Corteva	5,012	256,414
Dow	6,071	313,021
DuPont de Nemours	2,602	194,083
Freeport-McMoRan	8,060	300,557
LyondellBasell Industries Class A	4,167	394,615
14

	Number of shares	Value (US $)
Common Stocks (continued)
Materials (continued)
PPG Industries	1,260	$163,548
Sonoco Products	1,930	104,895
		2,697,889
Real Estate — 4.71%
AvalonBay Communities	923	158,516
Brixmor Property Group	8,656	179,872
Digital Realty Trust	1,753	212,148
Equinix	244	177,207
Equity Residential	2,811	165,034
Healthpeak Properties	6,627	121,672
Host Hotels & Resorts	6,720	107,990
Iron Mountain	2,811	167,114
Kilroy Realty	3,345	105,735
Kimco Realty	11,612	204,255
Prologis	4,137	464,213
Regency Centers	2,371	140,932
Rexford Industrial Realty	3,008	148,445
Simon Property Group	1,800	194,454
UDR	3,585	127,877
		2,675,464
Utilities — 4.96%
Alliant Energy	5,022	243,316
American Electric Power	4,513	339,468
Consolidated Edison	4,190	358,371
Dominion Energy	7,099	317,112
Edison International	4,679	296,134
Entergy	2,582	238,835
Eversource Energy	4,441	258,244
Exelon	4,111	155,355
Public Service Enterprise Group	5,248	298,664
Southern	4,812	311,432
		2,816,931
Total Common Stocks (cost $53,488,591)		56,663,484
15

Schedule of investments

Delaware Sustainable Equity Income Fund

	Number of shares	Value (US $)
Short-Term Investments — 0.32%
Money Market Mutual Funds — 0.32%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.24%)	45,377	$45,377
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.23%)	45,377	45,377
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	45,377	45,377
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	45,377	45,377
Total Short-Term Investments (cost $181,508)		181,508
Total Value of Securities—100.14% (cost $53,670,099)		$56,844,992
†	Non-income producing security.

Summary of abbreviations:

MSCI – Morgan Stanley Capital International

S&P – Standard & Poor’s Financial Services LLC

See accompanying notes, which are an integral part of the financial statements.

16

Statement of assets and liabilities

Delaware Sustainable Equity Income Fund	September 30, 2023
Assets:
Investments, at value*	$56,844,992
Cash	240
Prepaid expenses	116,718
Receivable for fund shares sold	97,539
Dividends receivable	71,717
Receivable due from Advisor	12,900
Foreign tax reclaims receivable	1,382
Total Assets	57,145,488
Liabilities:
Payable for fund shares redeemed	235,435
Administration expenses payable to affiliates	73,908
Other accrued expenses	71,224
Distribution fees payable to affiliates	1,804
Total Liabilities	382,371
Total Net Assets	$56,763,117

Net Assets Consist of:
Paid-in capital	$49,877,138
Total distributable earnings (loss)	6,885,979
Total Net Assets	$56,763,117
17

Statement of assets and liabilities

Delaware Sustainable Equity Income Fund

Net Asset Value

Class A:
Net assets	$8,415,726
Shares of beneficial interest outstanding, unlimited authorization, no par	1,582,628
Net asset value per share	$5.32
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$5.64

Class I:
Net assets	$48,144,310
Shares of beneficial interest outstanding, unlimited authorization, no par	9,008,151
Net asset value per share	$5.34

Class R:
Net assets	$19,977
Shares of beneficial interest outstanding, unlimited authorization, no par	3,737
Net asset value per share	$5.35

Class R6:
Net assets	$183,104
Shares of beneficial interest outstanding, unlimited authorization, no par	33,354
Net asset value per share	$5.49

*Investments, at cost	$53,670,099

See accompanying notes, which are an integral part of the financial statements.

18

Statement of operations

Delaware Sustainable Equity Income Fund	Year ended September 30, 2023
Investment Income:
Dividends	$2,606,248
Securities lending income	2,753
Foreign tax withheld	(865)
2,608,136

Expenses:
Management fees	305,359
Distribution expenses — Class A	22,997
Distribution expenses — Class R	236
Registration fees	76,901
Audit and tax fees	50,300
Reports and statements to shareholders expenses	44,838
Legal fees	36,829
Custodian fees	34,798
Dividend disbursing and transfer agent fees and expenses	24,065
Accounting and administration expenses	20,081
Trustees’ fees and expenses	19,926
Other	3,786
640,116
Less expenses waived	(179,798)
Less waived distribution expenses — Class A	(1,952)
Less waived distribution expenses — Class R	(1)
Less expenses paid indirectly	(695)
Total operating expenses	457,670
Net Investment Income (Loss)	2,150,466

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	7,071,580
Net change in unrealized appreciation (depreciation) on investments	7,725,737
Net Realized and Unrealized Gain (Loss)	14,797,317
Net Increase (Decrease) in Net Assets Resulting from Operations	$16,947,783

See accompanying notes, which are an integral part of the financial statements.

19

Statements of changes in net assets

Delaware Sustainable Equity Income Fund

	Year ended
	9/30/23	9/30/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$2,150,466	$6,118,350
Net realized gain (loss)	7,071,580	116,746,018
Net change in unrealized appreciation (depreciation)	7,725,737	(117,677,669)
Net increase (decrease) in net assets resulting from operations	16,947,783	5,186,699

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(6,599,662)	(435,365)
Class E1	—	(182,805)
Class I	(65,011,401)	(25,107,296)
Class R	(29,256)	(4,192)
Class R6	(134,611)	(5,027,098)
	(71,774,930)	(30,756,756)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	5,093,461	9,437,218
Class E1	—	392,321
Class I	11,767,087	46,963,582
Class R	103,251	148
Class R6	435,292	2,775,318
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	6,599,114	426,511
Class E1	—	182,737
Class I	63,255,481	24,830,139
Class R	29,256	4,192
Class R6	134,611	5,027,098
	87,417,553	90,039,264
20

	Year ended
	9/30/23	9/30/22
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(6,853,922)	$(3,499,513)
Class E1	—	(2,637,454)
Class I	(100,807,021)	(259,742,713)
Class R	(137,338)	(140)
Class R6	(382,697)	(76,041,869)
	(108,180,978)	(341,921,689)
Decrease in net assets derived from capital share transactions	(20,763,425)	(251,882,425)
Net Decrease in Net Assets	(75,590,572)	(277,452,482)

Net Assets:
Beginning of year	132,353,689	409,806,171
End of year	$56,763,117	$132,353,689
[1]	On June 13, 2022, all Class E shares were liquidated.

See accompanying notes, which are an integral part of the financial statements.

21

Financial highlights

Delaware Sustainable Equity Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to the repositioning of the Fund.

See accompanying notes, which are an integral part of the financial statements.

22

Year ended
9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
$12.64	$14.84	$12.63	$12.66	$11.96

0.14	0.25	0.25	0.24	0.21
1.52	(1.17)	2.80	0.11	0.83
1.66	(0.92)	3.05	0.35	1.04

(0.17)	(0.37)	(0.26)	(0.23)	(0.22)
(8.81)	(0.91)	(0.58)	(0.15)	(0.12)
(8.98)	(1.28)	(0.84)	(0.38)	(0.34)

$5.32	$12.64	$14.84	$12.63	$12.66

12.56%	(7.48%)	24.85%	2.88%	9.04%

$8,416	$9,035	$4 [3]	$4 [3]	$3 [3]
0.74%	0.74%	0.74%	0.74%	0.75%
0.97%	0.93%	0.88%	0.84%	0.89%
2.24%	1.73%	1.75%	2.01%	1.79%
2.01%	1.54%	1.61%	1.91%	1.65%
160%	94%[5]	29%	40%	28%
23

Financial highlights

Delaware Sustainable Equity Income Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to the repositioning of the Fund.

See accompanying notes, which are an integral part of the financial statements.

24

Year ended
9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
$12.66	$14.83	$12.63	$12.67	$11.96

0.17	0.27	0.29	0.27	0.24
1.50	(1.15)	2.78	0.10	0.84
1.67	(0.88)	3.07	0.37	1.08

(0.18)	(0.38)	(0.29)	(0.26)	(0.25)
(8.81)	(0.91)	(0.58)	(0.15)	(0.12)
(8.99)	(1.29)	(0.87)	(0.41)	(0.37)

$5.34	$12.66	$14.83	$12.63	$12.67

12.73%	(7.18%)	25.05%	3.07%	9.39%

$48,144	$123,164	$334 [3]	$297 [3]	$301 [3]
0.50%	0.50%	0.50%	0.50%	0.50%
0.70%	0.68%	0.64%	0.64%	0.69%
2.49%	1.85%	2.00%	2.21%	2.04%
2.29%	1.67%	1.86%	2.07%	1.85%
160%	94%[5]	29%	40%	28%
25

Financial highlights

Delaware Sustainable Equity Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[6]
Ratio of expenses to average net assets prior to fees waived[6]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounds to less than $500 thousands.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to the repositioning of the Fund.

See accompanying notes, which are an integral part of the financial statements.

26

Year ended
9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
$12.64	$14.85	$12.62	$12.65	$11.95

0.12	0.17	0.17	0.19	0.15
1.51	(1.15)	2.79	0.10	0.83
1.63	(0.98)	2.96	0.29	0.98

(0.11)	(0.32)	(0.15)	(0.17)	(0.16)
(8.81)	(0.91)	(0.58)	(0.15)	(0.12)
(8.92)	(1.23)	(0.73)	(0.32)	(0.28)

$5.35	$12.64	$14.85	$12.62	$12.65

12.08%[3]	(7.87%)[3]	24.14%	2.37%	8.50%[3]

$20	$46	$— [4,5]	$1 [4]	$1 [4]
1.22%	1.22%	1.24%	1.19%	1.26%
1.27%	1.28%	1.24%	1.19%	1.28%
1.82%	1.18%	1.22%	1.53%	1.28%
1.77%	1.12%	1.22%	1.53%	1.26%
160%	94%[7]	29%	40%	28%
27

Financial highlights

Delaware Sustainable Equity Income Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to the repositioning of the Fund.

See accompanying notes, which are an integral part of the financial statements.

28

Year ended
9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
$12.79	$14.84	$12.63	$12.67	$11.96

0.16	0.28	0.29	0.27	0.24
1.54	(1.17)	2.79	0.10	0.84
1.70	(0.89)	3.08	0.37	1.08

(0.19)	(0.25)	(0.29)	(0.26)	(0.25)
(8.81)	(0.91)	(0.58)	(0.15)	(0.12)
(9.00)	(1.16)	(0.87)	(0.41)	(0.37)

$5.49	$12.79	$14.84	$12.63	$12.67

12.90%[3]	(7.21%)[3]	25.16%	3.07%	9.40%[3]

$183	$109	$70 [4]	$80 [4]	$86 [4]
0.48%	0.48%	0.48%	0.50%	0.50%
0.70%	0.52%	0.48%	0.50%	0.53%
2.55%	1.86%	2.02%	2.24%	2.03%
2.33%	1.82%	2.02%	2.24%	2.00%
160%	94%[6]	29%	40%	28%
29

Notes to financial statements

Delaware Sustainable Equity Income Fund	September 30, 2023

Ivy Funds (Trust) is organized as a Delaware statutory trust and offers 30 funds. These financial statements and the related notes pertain to Delaware Sustainable Equity Income Fund. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class I, Class R and Class R6 shares. On June 13, 2022, all Class E shares were liquidated. Class A shares are sold with a maximum front-end sales charge of 5.75%. Effective July 31, 2023, the maximum front-end sales charge imposed on purchases for Class A shares changed from 2.50% to 5.75%. There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class I, Class R and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies, other than ETFs, are valued at their published NAV. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by Delaware Management Company (DMC). Subject to the oversight of the Trust’s Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment

30

company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended September 30, 2023, and for all open tax years (years ended September 30, 2020–September 30, 2022), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended September 30, 2023, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Fund invests are recorded on the ex-dividend date. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if

31

Notes to financial statements

Delaware Sustainable Equity Income Fund

1. Significant Accounting Policies (continued)

any, at least annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.35% of net assets up to $1 billion, 0.33% of net assets over $1 billion and up to $2 billion, 0.31% of net assets over $2 billion and up to $5 billion, and 0.30% of net assets over $5 billion.

DMC has also entered into a sub-advisory agreement, on behalf of the Fund, with Macquarie Investment Management Global Limited (MIMGL), which is an affiliate of DMC.

MIMGL is a part of Macquarie Asset Management (MAM). Although DMC has principal responsibility for DMC’s portion of the Fund, DMC may seek investment advice and recommendations from MIMGL and DMC may also permit MIMGL to execute Fund security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMGL’s specialized market knowledge. Pursuant to the terms of the sub-advisory agreement, DMC pays MIMGL a sub-advisory fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended September 30, 2023, the Fund paid $6,584 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of

32

$75 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended September 30, 2023, the Fund paid $5,540 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively. The fees are calculated daily and paid monthly. Class I and Class R6 shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Fund. For the year ended September 30, 2023, the Fund paid $4,138 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

DMC, DDLP and/or DIFSC have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: 0.74% for Class A shares; 0.50% for Class I shares; 1.22% for Class R shares; and 0.48% for Class R6 shares from October 1, 2022 through January 30, 2024.* Prior to January 30, 2024, the expense limitation may not be terminated without the consent of the Board. The waivers and reimbursements are accrued daily and received monthly.

For the year ended September 30, 2023, DDLP earned $2,933 for commissions on sales of the Fund’s Class A shares. For the year ended September 30, 2023, DDLP received gross CDSC commissions of $60 on redemptions of the Fund’s Class A shares and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will

33

Notes to financial statements

Delaware Sustainable Equity Income Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

*The aggregate contractual waiver period covering this report is from January 28, 2022 through January 30, 2024.

3. Investments

For the year ended September 30, 2023, the Fund made purchases and sales of investment securities other than short-term investments and US government securities as follows:

Purchases	$140,638,817
Sales	231,481,396

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At September 30, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$55,003,589
Aggregate unrealized appreciation of investments	$6,282,762
Aggregate unrealized depreciation of investments	(4,441,359)
Net unrealized appreciation of investments	$1,841,403

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or
34

liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of September 30, 2023:

Level 1
Securities
Assets:
Common Stocks	$56,663,484
Short-Term Investments	181,508
Total Value of Securities	$56,844,992

During the year ended September 30, 2023, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. As of September 30, 2023, there were no Level 3 investments.

35

Notes to financial statements

Delaware Sustainable Equity Income Fund

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended September 30, 2023 and 2022 were as follows:

	Year ended
	9/30/23	9/30/22
Ordinary income	$3,241,698	$16,929,646
Long-term capital gains	68,533,232	13,827,110
Total	$71,774,930	$30,756,756

5. Components of Net Assets on a Tax Basis

As of September 30, 2023, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	49,877,138
Undistributed ordinary income	237,426
Undistributed long-term capital gains	4,811,070
Deferred directors fees	(3,920)
Unrealized appreciation (depreciation) of investments	1,841,403
Net assets	$56,763,117

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and partnership interests.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to earnings and profits distributed to shareholders on the redemption of shares and the tax treatment of partnerships. Results of operations and net assets were not affected by these reclassifications. For the year ended September 30, 2023, the adjustments were to decrease total distributable earnings and increase paid-in capital in excess of par by $684,133.

36

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	9/30/23	9/30/22
Shares sold:
Class A	702,678	653,211
Class E	—	26,018
Class I	1,204,061	3,146,378
Class R	7,119	10
Class R6	65,608	196,466
Shares issued upon reinvestment of dividends and distributions:
Class A	1,211,368	28,797
Class E	—	12,046
Class I	11,569,846	1,643,925
Class R	5,361	279
Class R6	24,013	330,874
	14,790,054	6,038,004

Shares redeemed:
Class A	(1,046,303)	(243,777)
Class E	—	(190,157)
Class I	(13,497,146)	(17,550,558)
Class R	(12,406)	(9)
Class R6	(64,781)	(5,218,928)
	(14,620,636)	(23,203,429)
Net increase (decrease)	169,418	(17,165,425)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended September 30, 2023 and 2022, the Fund had the following exchange transactions:

	Exchange Redemptions Exchange Subscriptions
	Class A Shares	Class I Shares	Class A Shares	Class I Shares	Value
Year ended
9/30/23	5,949	—	—	5,918	$33,972
9/30/22	4,701	3,610	3,610	4,701	122,319

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), is a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or

37

Notes to financial statements

Delaware Sustainable Equity Income Fund

7. Line of Credit (continued)

emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022. The Agreement was extended to October 30, 2023.

The Fund had no amounts outstanding as of September 30, 2023, or at any time during the year then ended.

8. Interfund Lending Program

Pursuant to an exemptive order issued by the SEC (Order), the Ivy Funds and Ivy Variable Insurance Portfolios (collectively, the Funds, only for purposes of this Note 8) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (Interfund Lending Program). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each, an Interfund Loan), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. This program is in existence but is not currently in use. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended September 30, 2023.

9. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security

38

on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Fund is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

At September 30, 2023, the Fund had no securities out on loan.

10. Credit and Market Risks

The global outbreak of COVID-19 resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could

39

Notes to financial statements

Delaware Sustainable Equity Income Fund

10. Credit and Market Risks (continued)

adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the outbreak, its full economic impact and ongoing effects at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on a Fund’s performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of September 30, 2023, there were no Rule 144A securities held by the Fund.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

On October 1, 2023, the fees payable to DIFSC for the fund accounting and financial administrative oversight services provided to the Fund as described in Note 2 were revised. As of such date, DIFSC’s fees are payable by the Fund at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion.

On October 30, 2023, the Fund, along with the other Participants, entered into an amendment to the Agreement for a $335,000,000 revolving line of credit to be used as described in Note 7. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is

40

allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 28, 2024.

Management has determined that no other material events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in the Fund’s financial statements.

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Report of independent registered public accounting firm

To the Board of Trustees of Ivy Funds and Shareholders of Delaware Sustainable Equity Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Sustainable Equity Income Fund (one of the funds constituting Ivy Funds, referred to hereafter as the “Fund”) as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statement of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the three years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the three years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2020 and the financial highlights for each of the periods ended on or prior to September 30, 2020 (not presented herein, other than the financial highlights) were audited by other auditors, whose report dated November 24, 2020, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 1, 2023

We have served as the auditor of one or more Macquarie investment companies since 2010.

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Other Fund information (Unaudited)

Delaware Sustainable Equity Income Fund

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated a member of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of the Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments if, immediately after the acquisition, the Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing the Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. The Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 23-25, 2023, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2022 through March 31, 2023. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and the Fund’s liquidity needs. The Fund’s HLIM is set at an appropriate level and the Fund complied with its HLIM at all times during the reporting period.

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Other Fund information (Unaudited)

Delaware Sustainable Equity Income Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended September 30, 2023, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	95.48%
(B) Ordinary Income Distributions (Tax Basis)*	4.52%
Total Distributions (Tax Basis)	100.00%
(C) Qualifying Dividends[1]	61.09%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on the Fund’s ordinary income distributions.

1 Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

* For the fiscal year ended September 30, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 63.07%. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Board Consideration of Investment Management Agreement and Sub-Advisory Agreement at a Meeting Held August 8-10, 2023

At a meeting held on August 8-10, 2023 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware Sustainable Equity Income Fund (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”) and the Sub-Advisory Agreement with Macquarie Investment Management Global Limited (“MIMGL” or the “Affiliated Sub-Adviser”).

Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2023, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment

44

Management Agreement and the Sub-Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreement and the Sub-Advisory Agreement. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreement, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreement and the Sub-Advisory Agreement, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreement, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreement for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals. The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates.

In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the Delaware Funds by Macquarie complex (the “Delaware Funds”). Among other things, these services include third party service provider oversight, transfer agency, internal audit, valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing the preparation of the Delaware Funds’ registration statement and supplements thereto and shareholder reports; responsibility for periodic filings with regulators;

45

Other Fund information (Unaudited)

Delaware Sustainable Equity Income Fund

Board Consideration of Investment Management Agreement and Sub-Advisory Agreement at a Meeting Held August 8-10, 2023 (continued)

organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Adviser under the Sub-Advisory Agreement and the credentials and experience of the officers and employees of the Affiliated Sub-Adviser who provide these services. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Adviser and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Adviser with respect to certain asset classes and/or investment styles. The Board noted that the Affiliated Sub-Adviser is part of Macquarie’s global investment platform that has offices and personnel that are located around the world. The Affiliated Sub-Adviser provides research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities, provide portfolio management services and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreement may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Adviser in managing the Fund.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Adviser.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the peer funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2022.

46

The Performance Universe consists of the Fund and all retail and institutional multi-cap value funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the second quartile of its Performance Universe and for the 5-year and since inception periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-year, and since inception periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, 5-year, and since inception periods. The Board noted that the Fund was generally outperforming its Performance Universe and benchmark index during the periods under review. The Board noted that the Fund had repositioned from an index fund to an actively managed fund and that the investment performance of the current portfolio management team and investment strategy only began in July 2022.

Comparative expenses. The Board received and considered expense data for the Fund. DMC provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Institutional Class shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar institutional funds, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe. The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.

The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Adviser and, accordingly, that the retention of the Affiliated Sub-Adviser does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the

47

Other Fund information (Unaudited)

Delaware Sustainable Equity Income Fund

Board Consideration of Investment Management Agreement and Sub-Advisory Agreement at a Meeting Held August 8-10, 2023 (continued)

difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board noted DMC’s changes to its cost allocation methodology for its profitability analysis and the explanations for such changes. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.

The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Adviser. Given the affiliation between DMC and the Affiliated Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer

48

agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates, including the Affiliated Sub-Adviser, were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Adviser’s Sub-Advisory Agreement for an additional one-year period.

Form N-PORT and proxy voting information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

49

Board of trustees and officers addendum

Delaware Funds by Macquarie ®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	105	Macquarie Asset Management[3] (2015–Present) -Global Head of Macquarie Asset Management Public Investments (2019–Present) -Head of Americas of Macquarie Group (2017–Present)	None
50

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	105	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)
51

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	105	Private Investor
(2011–Present)
State Street Bank and
Trust Company
(1996-2011)
-Executive Vice President
of Enterprise Risk
Management and
Emerging Economies
Strategy; and Chief Risk
and Corporate
				Administration Officer	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	105	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019-2021)
52

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	105	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
Kresge Foundation
(2018-Present)
FS Credit Real Estate Income
Trust, Inc. (2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)
53

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	105	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven Investments
LLC (commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)
54

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	105	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property Group Inc.
(2021-Present)
Sera Prognostics Inc.
(biotechnology) (2021-Present)
Recology (resource recovery)
(2021-2023)
Evergy, Inc., Kansas City Power
& Light Company, KCP&L
Greater Missouri Operations
Company, Westar Energy, Inc.
and Kansas Gas and Electric
Company (related utility
companies) (2018-Present)
National Association of Corporate
Directors (2017-Present)
American Shared Hospital
Services (medical device)
(2017-2021)
Ivy Funds Complex (2019-2021)
55

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	105	Banco Itaú International -Chief Executive Officer (2012–2016) Bank of America, U.S. Trust Private Wealth -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Invitation Homes Inc.
(2023-Present)
Florida Chapter of National
Association of Corporate
Directors (2021-Present)
Callon Petroleum Company
(2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment
Group Inc. (REIT) (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	105	PNC Financial Services Group (1983–2013) -Vice Chairman (2009-2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)
56

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Gore Creek
Capital, Ltd.
-Chief Executive Officer
and President
(2009–Present)
Capital Z Asset
Management
-Chief Executive Officer
(2008-2009)
California Public
Employees’ Retirement
System (CalPERS)
-Senior Investment
Officer of Global Equity
(2002-2008)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-Driven
Fund (2013–2021),
and WCM Alternatives: Credit
Event Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
(2008–2022)
International Securities
Exchange (2010-2018)
Vassar College Trustee
(2006-2018)
57

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	105	3M Company (1995-2012) -Vice President and Treasurer (2006–2012)	Temple University Hospital (2017-Present) Pennsylvania State System of Higher Education (2018-Present)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	105	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	105	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]
58

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	105	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None
[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Funds’ investment advisor.
[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of the Ivy Funds complex prior to the date when the Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

59

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a.       An understanding of generally accepted accounting principles and financial statements;

b.       The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c.       Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d.       An understanding of internal controls and procedures for financial reporting; and

e.       An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a.       Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b.       Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c.       Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d.       Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs

Sandra A.J. Lawrence

Frances Sevilla-Sacasa, Chair

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $223,864 for the fiscal year ended September 30, 2023.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $432,945 for the fiscal year ended September 30, 2022.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2023.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,362,878 for the registrant’s fiscal year ended September 30, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2022.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $2,050,189 for the registrant’s fiscal year ended September 30, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $36,942 for the fiscal year ended September 30, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2023.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $72,161 for the fiscal year ended September 30, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2022.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2023.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2022.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2022. The percentage of these fees relating to services approved by the registrant’s

Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $24,428,000 and $9,044,000 for the registrant’s fiscal years ended September 30, 2023 and September 30, 2022, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a)       Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b)       Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

IVY FUNDS

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	December 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	December 6, 2023
/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	December 6, 2023